UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-08037

Dunham Funds

(Exact name of registrant as specified in charter)

10251 Vista Sorrento Pkwy, Ste. 200, San Diego, CA

92121

(Address of principal executive offices)

(Zip code)

Emile Molineaux

Gemini Fund Services, LLC., 450 Wireless Blvd., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

10/31

Date of reporting period:10/31/09

Item 1.  Reports to Stockholders.

DUNHAM FUNDS℠

WHEN PERFORMANCE COUNTS

October 31, 2009

ANNUAL REPORT

This report is for the information of shareholders of the Dunham Funds. It may also be used as sales literature when preceded by or accompanied by a current prospectus, which contains information concerning investment objectives, risks, and charges and expenses of the funds. Read the prospectus carefully before investing. For this and other information about the Dunham Funds, contact your financial advisor or call Client Services at (800) 442-4358.

Dunham Corporate/Government Bond Fund

Dunham High-Yield Bond Fund

Dunham Monthly Distribution Fund

Dunham Appreciation & Income Fund

Dunham Large Cap Value Fund

Dunham Real Estate Stock Fund

Dunham International Stock Fund

Dunham Small Cap Value Fund

Dunham Large Cap Growth Fund

Dunham Small Cap Growth Fund

Dunham Emerging Markets Stock Fund

Investment Adviser:

Dunham & Associates Investment Counsel, Inc.
P.O. Box 910309
San Diego, California 92191

THIS ANNUAL REPORT CONTAINS “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.  FORWARD-LOOKING STATEMENTS ALSO INCLUDE THOSE PRECEDED BY, FOLLOWED BY OR THAT INCLUDE THE WORDS “BELIEVES”, “EXPECTS”, “ANTICIPATES” OR SIMILAR EXPRESSIONS.  SUCH STATEMENTS SHOULD BE VIEWED WITH CAUTION.  ACTUAL RESULTS OR EXPERIENCE COULD DIFFER MATERIALLY FROM THE FORWARD-LOOKING STATEMENTS AS A RESULT OF MANY FACTORS, INCLUDING THE INABILITY OF THE FUNDS TO MEET SALES GOALS AND SLOWING OF THE OVERALL ECONOMY.  EACH FUND MAKES NO COMMITMENTS TO DISCLOSE ANY REVISIONS TO FORWARD-LOOKING STATEMENTS, OR ANY FACTS, EVENTS OR CIRCUMSTANCES AFTER THE DATE HEREOF THAT MAY BEAR UPON FORWARD-LOOKING STATEMENTS.  IN ADDITION, PROSPECTIVE PURCHASERS OF THE FUNDS SHOULD CONSIDER CAREFULLY THE INFORMATION SET FORTH HEREIN.  OTHER FACTORS AND ASSUMPTIONS NOT IDENTIFIED ABOVE MAY ALSO HAVE BEEN INVOLVED IN THE DERIVATION OF THESE FORWARD-LOOKING STATEMENTS, AND THE FAILURE OF THESE OTHER ASSUMPTIONS TO BE REALIZED MAY ALSO CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE PROJECTED.

Message from the Adviser

Dear Fellow Shareholders,

As you know, the past 12 months have presented one of the sharpest market declines as well as one of the largest market rebounds. This volatility has caused many investors and money managers to second-guess their long-term investment strategies. We continue to monitor our sub-advisers and the investment strategies that they utilize and remain concerned if a sub-adviser suddenly changes its style of investing or attempts to become a market-timer.

During the past 12 months, we made some adjustments in a few Dunham Funds in our effort to add the most value for you, our shareholders. Earlier this year, we announced a change in the objective and principal investment strategy of the Dunham Monthly Distribution Fund. The Fund previously had an objective to maximize total return, and now the Fund’s objective is to provide positive returns in both rising and falling market environments. As with any mutual fund, there is no guarantee that the fund will achieve its investment objective.  We also announced that a new sub-adviser would be taking over management responsibilities for the Dunham Emerging Markets Stock Fund, effective November 1, 2009. The previous sub-adviser, Van Eck Associates Corporation, will be succeeded by Marvin & Palmer Associates, Inc. We are excited about these new developments and remain hopeful that they will aid in providing a better experience for all of you.

We believe the Dunham Funds are continuing to attract notice in the financial community as we function as one of the only fund families in which all fund sub-advisers are compensated using performance-based fees. Across both bearish and bullish market environments, we measure our sub-advisers against their benchmarks and peer groups. We believe that we have selected sub-advisers with the ability to provide long-term outperformance even when volatility increases as it has in the past 12 months.

In ongoing efforts to provide our clients with additional resources and options for reaching their investment goals, we have expanded our audience by making our Funds available on more platforms and through additional broker/dealers and registered investment advisers. As anticipated assets flow in from these other channels, we are confident that these potential inflows will benefit all shareholders in the form of lower expenses and increased availability.

We remain steadfast in our commitment to provide the tools that our clients need to emerge from this difficult environment.

Once again, thank you for the continued confidence that you have placed in the Dunham Funds. We regard your trust very seriously.

Sincerely,

Jeffrey A. Dunham

President

Dunham & Associates Investment Counsel, Inc.

October 31, 2009

NOT FDIC INSURED│NO BANK GUARANTEE │MAY LOSE VALUE

Past performance is not indicative of future results.

Dunham Corporate/Government Bond Fund

Message from the Sub-Adviser (SCM Advisors LLC)

Since the Federal Open Market Committee last adjusted rates downward at the December 2008 meeting, there have been no changes in the Fed Funds rate. Although rates for the most part have remained constant, Treasury options experienced significantly lower levels of volatility over the past 12 months than the previous fiscal year. Treasury option volatility, as measured by the Merrill Lynch Option Volatility Index (MOVE), had nearly tripled by October 2008. Since then, the volatility has trailed off, and as of October 31, 2009 was approximately 57 percent lower than the levels reached in October 2008.

Treasuries with maturities greater than 10 years gained approximately 11.3 percent during the 12 months ending October 31, 2009. Broad U.S. bonds, as measured by the Barclays Capital Aggregate Bond Index, ended the same period up 13.8 percent. Investment grade bonds underperformed high-yield bonds, as measured by the Merrill Lynch High Yield Bond Cash Pay Index, by approximately 34 percent over the past 12 months.

SCM Advisors LLC (“SCM”) has maintained a focus on intermediate-term high-grade corporate credit, which outperformed intermediate-term treasuries by 22 percent over the past 12 months. The portfolio benefitted from the large exposure to financial services corporate debt. During the past 12 months, intermediate-term financial services corporate debt, as measured by the Merrill Lynch Corporate Finance 5 – 10 Year Index, was up more than 43 percent. Financial services bonds in the portfolio such as Citigroup Inc. (172967CQ2), a diversified financial services holdings company with operations around the world, and Barclays PLC (06739FFU0), a commercial and investment banking company headquartered in the United Kingdom, returned 16.9 percent and 18.5 percent, respectively, since they were purchased earlier in 2009.

The sub-adviser has also increased its focus on high-yield bonds during the latter part of the fiscal year, as such debt has increased to approximately 6 percent of the total portfolio. Though this allocation is an increase over recent quarters, it remains much lower than the 15 percent exposure that was prevalent in previous market environments. Furthermore, within the high-yield space SCM is primarily focusing on names that it believes have a high chance of undergoing a credit rating upgrade by one of the major rating agencies, such as Moody’s, Fitch, or Standard & Poors. The increase in high-yield exposure benefitted the portfolio, as the lower-rated debt rose 50.2 percent since the end of 2008.

SCM believes that rates will remain low for the foreseeable future, but it also anticipates that the Fed will begin to taper off the purchasing of mortgage-backed securities. The sub-adviser has maintained an average duration that is neutral to the benchmark, as it believes that this is the optimal area to take advantage of yields, while staying less sensitive to interest rate changes than on the long-end of the yield curve.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of October 31, 2009

	One Year	Annualized Three Years	Annualized Since Inception(12/10/04)
Class N	16.92%	5.99%	4.64%
Class C Class A with load of 4.50% Class A without load	16.05% 11.38% 16.61%	5.20% N/A N/A	3.87% 3.60%* 5.30%*
Barclays Capital Aggregate Bond Index	13.79%	6.35%	5.14%

*Class A commenced operations on January 3, 2007.

The Barclays Capital Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities).  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.07% for Class N, 1.82% for Class C and 1.32% for Class A. The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358.

SCHEDULE OF INVESTMENTS
Dunham Corporate / Government Bond Fund
October 31, 2009

	Principal	Interest		Maturity	Market
Security	Amount	Rate		Date	Value
CORPORATE BONDS & NOTES - 44.5%
ADVERTISING - 0.3%
Affinion Group Inc.	$ 255,000	10.125%		10/15/13	$ 262,969

AEROSPACE & DEFENSE - 0.1%
L-3 Communications Corp. - 144A	70,000	5.200%		10/15/19	70,610

BANKS - 7.1%
Bank of America Corp.	175,000	5.750%		8/15/16	174,171
Bank of America Corp.	65,000	6.500%		8/1/16	69,184
Barclays Bank PLC - 144A	320,000	10.179%		6/12/21	436,454
Capital One Financial Corp.	405,000	5.700%		9/15/11	426,060
Capital One Financial Corp.	100,000	6.150%		9/1/16	99,353
Capital One Financial Corp.	170,000	7.375%		5/23/14	192,449
Citigroup Inc.	791,000	5.000%		9/15/14	778,344
Credit Suisse/New York NY	250,000	6.000%		2/15/18	263,103
Goldman Sachs Group Inc./The	200,000	7.500%		2/15/19	232,980
JPMorgan Chase & Co.	295,000	4.650%		6/1/14	310,139
JPMorgan Chase & Co.	335,000	5.750%		1/2/13	359,525
JPMorgan Chase & Co.	200,000	7.900%	+	Perpetual	201,748
Morgan Stanley	250,000	6.000%		4/28/15	266,885
Morgan Stanley	280,000	6.625%		4/1/18	299,914
Morgan Stanley	100,000	7.300%		5/13/19	111,313
Rabobank Nederland NV - 144A	210,000	11.000%	+	Perpetual	264,304
Resona Bank Ltd. - 144A	165,000	5.850%	+	Perpetual	144,562
Royal Bank of Scotland Group PLC	160,000	6.400%		10/21/19	162,637
Santander Issuances S.A Unipersonal -144A	165,000	5.911%		6/20/16	167,641
State Street Corp.	85,000	4.300%		5/30/14	88,920
SunTrust Banks Inc.	55,000	5.250%		11/5/12	57,136
Wachovia Corp.	225,000	5.750%		2/1/18	235,517
Wells Fargo Capital XIII	240,000	7.700%	+	Perpetual	224,400
					5,566,739
BEVERAGES - 0.7%
Anheuser-Busch InBev Worldwide Inc. - 144A	315,000	3.000%		10/15/12	316,632
PepsiCo Inc.	195,000	7.900%		11/1/18	244,842
					561,474
BUILDING MATERIALS - 0.2%
Holcim US Finance Sarl & Cie SCS - 144A	145,000	6.000%		12/30/19	149,217

CHEMICALS - 0.9%
Dow Chemical Co.	320,000	5.900%		2/15/15	333,222
Dow Chemical Co.	345,000	6.000%		10/1/12	366,607
					699,829
COMMERCIAL SERVICES - 0.3%
DI Finance/DynCorp International	260,000	9.500%		2/15/13	266,500

COSMETICS / PERSONAL CARE - 0.3%
Procter & Gamble Co.	200,000	4.600%		1/15/14	215,146

DISTRIBUTION / WHOLESALE - 0.5%
Nebraska Book Co. Inc. - 144A	370,000	10.000%		12/1/11	370,925

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate / Government Bond Fund (Continued)
October 31, 2009

	Principal	Interest		Maturity	Market
Security	Amount	Rate		Date	Value
DIVERSIFIED FINANCIAL SERVICES - 2.6%
American Express Co.	$ 370,000	7.250%		5/20/14	$ 418,718
Bear Stearns Cos LLC/The	240,000	7.250%		2/1/18	273,600
Credit Suisse/Guernsey	175,000	5.860%	+	Perpetual	145,250
Ford Motor Credit Co. LLC	210,000	7.500%		8/1/12	204,750
Genworth Global Funding Trusts	80,000	5.125%		3/15/11	81,645
Icahn Enterprises LP	250,000	7.125%		2/15/13	246,250
Macquarie Group Ltd. - 144A	285,000	7.300%		8/1/14	308,253
Merrill Lynch & Co. Inc.	320,000	6.875%		4/25/18	344,653
					2,023,119
ELECTRIC - 3.8%
Appalachian Power Co.	500,000	5.550%		4/1/11	521,165
Dominion Resources Inc.	100,000	8.875%		1/15/19	126,147
FirstEnergy Solutions Corp. - 144A	140,000	6.050%		8/15/21	144,204
Florida Power Corp.	160,000	6.650%		7/15/11	173,362
Georgia Power Co.	180,000	6.000%		11/1/13	201,182
MidAmerican Energy Co.	400,000	5.650%		7/15/12	434,192
Nevada Power Co.	400,000	6.500%		5/15/18	437,272
Pacific Gas & Electric Co.	355,000	8.250%		10/15/18	445,600
South Carolina Electric & Gas Co.	160,000	6.500%		11/1/18	185,750
Virginia Electric and Power Co.	305,000	5.400%		1/15/16	321,867
					2,990,741
ENTERTAINMENT - 0.6%
Scientific Games International Inc. - 144A	85,000	9.250%		6/15/19	86,275
United Artists Theatre Circuit Inc. 1995-A Pass Through Trust	6,225	9.300%		7/1/15	5,597
WMG Holdings Corp.	380,000	0.000%	#	12/15/14	378,100
					469,972
ENVIRONMENTAL CONTROL - 0.4%
Allied Waste North America Inc.	295,000	7.250%		3/15/15	308,390

FINANCE - 2.1%
American General Finance Corp.	285,000	4.000%		3/15/11	244,812
American General Finance Corp.	220,000	5.750%		9/15/16	151,122
Countrywide Home Loans Inc.	240,000	4.000%		3/22/11	244,728
General Electric Capital Corp.	625,000	3.500%		8/13/12	641,725
General Electric Capital Corp.	395,000	6.875%		1/10/39	422,500
					1,704,887
FOOD - 2.3%
ASG Consolidated LLC/ASG Finance Inc.	245,000	11.500%		11/1/11	240,713
Delhaize Group SA	335,000	6.500%		6/15/17	364,138
Kraft Foods Inc.	345,000	5.625%		11/1/11	367,611
Kraft Foods Inc.	465,000	6.125%		8/23/18	493,128
Safeway Inc.	295,000	6.500%		3/1/11	313,612
					1,779,202
HOLDING COMPANIES-DIVERSIFIED - 0.2%
Hutchison Whampoa International Ltd. - 144A	140,000	5.750%		9/11/19	141,313

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate / Government Bond Fund (Continued)
October 31, 2009

	Principal	Interest		Maturity	Market
Security	Amount	Rate		Date	Value
INSURANCE - 3.2%
Chubb Corp.	$ 100,000	6.375%	+	3/29/67	$ 92,250
Lincoln National Corp.	395,000	5.650%		8/27/12	411,394
MetLife Inc.	95,000	6.750%		6/1/16	106,218
Metropolitan Life Global Funding I - 144A	325,000	2.875%		9/17/12	326,401
New York Life Insurance Co. - 144A	145,000	6.750%		11/15/39	142,268
Protective Life Corp.	180,000	7.375%		10/15/19	180,522
Protective Life Secured Trusts	316,000	4.000%		4/1/11	323,085
Prudential Financial Inc.	270,000	3.625%		9/17/12	273,151
Prudential Financial Inc.	170,000	6.200%		1/15/15	179,234
Prudential Financial Inc.	170,000	7.375%		6/15/19	189,564
Prudential Financial Inc.	275,000	8.875%	+	6/15/38	294,938
					2,519,025
LEISURE TIME - 0.4%
Travelport LLC	330,000	9.875%		9/1/14	331,238

MACHINERY-DIVERSIFIED - 0.2%
Deere & Co.	140,000	4.375%		10/16/19	140,426

MULTIMEDIA - 2.0%
Comcast Corp.	360,000	5.700%		5/15/18	377,003
Comcast Corp.	325,000	5.700%		7/1/19	339,687
DISH DBS Corp.	240,000	7.125%		2/1/16	240,600
Mediacom Broadband LLC / Mediacom Broadband Corp.	210,000	8.500%		10/15/15	213,413
Time Warner Cable Inc.	365,000	8.250%		4/1/19	440,373
					1,611,076
MEDICAL - 2.1%
Abbott Laboratories	235,000	5.125%		4/1/19	248,959
Express Scripts Inc.	80,000	7.250%		6/15/19	92,942
Express Scripts Inc.	260,000	5.250%		6/15/12	276,351
Johnson & Johnson	370,000	5.150%		7/15/18	401,180
Mead Johnson Nutrition Co. - 144A	160,000	4.900%		11/1/19	161,093
Pfizer Inc.	310,000	4.450%		3/15/12	329,043
Quest Diagnostics Inc.	175,000	6.400%		7/1/17	190,265
					1,699,833
MINING - 0.2%
Freeport-McMoRan Copper & Gold Inc.	130,000	8.375%		4/1/17	140,306

MISCELLANEOUS MANUFACTURING - 0.3%
ITT Corp.	225,000	6.125%		5/1/19	247,424

OIL - 1.7%
Burlington Resources *	3,863	0.000%		12/31/40	-
Chesapeake Energy Corp.	125,000	7.250%		12/15/18	121,719
Encore Acquisition Co.	145,000	6.000%		7/15/15	134,488
EOG Resources Inc.	195,000	6.875%		10/1/18	228,429
Petroleos Mexicanos - 144A	125,000	4.875%		3/15/15	123,186
Talisman Energy Inc.	210,000	7.750%		6/1/19	248,644
XTO Energy Inc.	425,000	5.900%		8/1/12	459,268
					1,315,734

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate / Government Bond Fund (Continued)
October 31, 2009

	Principal	Interest		Maturity	Market
Security	Amount	Rate		Date	Value
PIPELINES - 2.4%
Atmos Energy Corp.	$ 350,000	6.350%		6/15/17	$ 377,255
Enbridge Energy Partners LP	60,000	5.875%		12/15/16	60,815
Energy Transfer Partners LP	260,000	6.700%		7/1/18	283,189
Energy Transfer Partners LP	370,000	8.500%		4/15/14	429,840
Kinder Morgan Energy Partners LP	135,000	5.850%		9/15/12	144,761
Kinder Morgan Energy Partners LP	270,000	9.000%		2/1/19	325,107
Plains All American Pipeline LP / PAA Finance Corp.	70,000	4.250%		9/1/12	72,261
TransCanada Pipelines Ltd.	65,000	6.350%	+	5/15/67	60,590
TransCanada Pipelines Ltd.	110,000	7.125%		1/15/19	129,942
					1,883,760
REAL ESTATE - 0.2%
WEA Finance LLC - 144A	175,000	5.700%		10/1/16	171,408

REAL ESTATE / REITS - 0.1%
ERP Operating LP	80,000	5.375%		8/1/16	78,318

REITS- REGIONAL MALLS - 0.5%
Simon Property Group LP	365,000	6.750%		5/15/14	393,452

REITS-SHOPPING CENTERS - 0.5%
Developers Diversified Realty Corp.	390,000	5.000%		5/3/10	387,075

RETAIL-DISCOUNT STORES - 0.1%
Costco Wholesale Corp.	90,000	5.500%		3/15/17	98,011

RETAIL-DRUG STORES - 0.2%
CVS Caremark Corp.	130,000	6.125%		9/15/39	130,944

SOFTWARE - 0.7%
Fiserv Inc.	330,000	6.125%		11/20/12	359,073
Intuit Inc.	185,000	5.750%		3/15/17	193,741
					552,814
TELECOMMUNICATIONS - 5.9%
Alltel Corp.	400,000	7.000%		7/1/12	441,280
AT&T Inc.	215,000	5.800%		2/15/19	230,596
AT&T Inc.	295,000	6.250%		3/15/11	313,818
Centennial Communications Corp.	295,000	6.040%	+	1/1/13	294,263
France Telecom SA	120,000	4.375%		7/8/14	126,426
GCI Inc. - 144A	130,000	8.625%		11/15/19	128,863
Global Crossing Ltd. - 144A	185,000	12.000%		9/15/15	194,713
Qwest Corp.	160,000	8.875%		3/15/12	169,062
Sprint Capital Corp.	540,000	8.375%		3/15/12	550,125
Telecom Italia Capital SA	260,000	5.250%		10/1/15	268,601
Telecom Italia Capital SA	205,000	7.175%		6/18/19	227,288
Telefonica Emisiones SAU	250,000	5.877%		7/15/19	270,083
Telefonica Emisiones SAU	275,000	5.984%		6/20/11	292,328
Verizon Communications Inc.	485,000	6.350%		4/1/19	537,298
Viasat Inc. - 144A	35,000	8.875%		9/15/16	35,000
Virgin Media Finance PLC	130,000	8.750%		4/15/14	132,925
West Corp.	230,000	9.500%		10/15/14	230,288
Windstream Corp.	225,000	7.000%		3/15/19	213,469
					4,656,426

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate / Government Bond Fund (Continued)
October 31, 2009

	Principal	Interest		Maturity	Market
Security	Amount	Rate		Date	Value
TOBACCO - 1.4%
Alliance One International Inc.- 144A	$ 240,000	10.000%		7/15/16	$ 247,200
Altria Group Inc.	230,000	9.250%		8/6/19	279,183
Philip Morris International Inc.	385,000	5.650%		5/16/18	411,965
Philip Morris International Inc.	150,000	6.875%		3/17/14	171,440
					1,109,788

TOTAL CORPORATE BONDS & NOTES ( Cost - $32,669,809)					35,048,091

MORTGAGE BACKED SECURITIES - 4.9%
Banc of America Commercial Mortgage Inc.	95,000	5.140%	+	11/10/42	97,706
Banc of America Commercial Mortgage Inc.	335,000	5.372%	+	9/10/45	331,707
Banc of America Commercial Mortgage Inc.	675,000	5.451%		1/15/49	626,631
Banc of America Commercial Mortgage Inc.	545,000	6.350%	+	2/10/51	508,911
Bear Stearns Commercial Mortgage Securities	75,000	4.750%	+	2/13/46	75,143
Bear Stearns Commercial Mortgage Securities	130,000	5.900%	+	9/11/38	132,696
GS Mortgage Securities Corp. II	170,000	4.751%		7/10/39	168,058
JP Morgan Chase Commercial Mortgage Securities Corp.	335,000	5.429%		12/12/43	324,968
LB-UBS Commercial Mortgage Trust	95,000	4.786%	+	10/15/29	91,858
LB-UBS Commercial Mortgage Trust	685,000	5.347%		11/15/38	658,783
Morgan Stanley Capital I	215,000	4.540%		7/15/56	214,878
Morgan Stanley Capital I	175,000	5.030%		6/13/41	179,016
Morgan Stanley Capital I	205,000	5.980%	+	8/12/41	209,270
Wachovia Bank Commercial Mortgage Trust	200,000	4.661%		5/15/44	201,951

TOTAL MORTGAGE BACKED SECURITIES (Cost - $3,535,955)					3,821,576

U.S. GOVERNMENT & AGENCIES - 46.5%
U.S GOVERNMENT AGENCY - 27.1%
Federal National Mortgage Association REMICS 2003-42 HC	158,448	4.500%		12/25/17	164,365
Federal National Mortgage Association 1999-M2 B	1,075,941	6.454%	+	3/25/29	1,191,657
FGLMC Pool A46224	1,546,338	5.000%		7/1/35	1,603,846
FGLMC Pool G01980	1,092,459	5.000%		12/1/35	1,135,535
FGLMC Pool G01499	101,215	7.000%		1/1/33	110,046
FNCL Pool 792454	166,289	4.500%		11/1/19	173,830
FNCL Pool 735291	171,890	4.500%		3/1/20	179,685
FNCL Pool 747890	442,368	4.500%		12/1/18	463,407
FNCL Pool 745394	644,868	4.500%		11/1/20	674,113
FNCL Pool AA0894	313,500	5.000%		12/1/38	325,632
FNCL Pool AA0893	600,736	5.000%		12/1/38	624,255
FNCL Pool 703391	2,412,783	5.000%		5/1/33	2,503,865
FNCL Pool 880117	198,938	5.500%		4/1/36	209,607
FNCL Pool 822731	1,035,639	5.500%		5/1/35	1,091,346
FNCL Pool 990101	1,095,348	5.500%		8/1/38	1,152,635
FNCL Pool 938574	1,609,047	5.500%		9/1/36	1,695,597
FNCL Pool 909153	62,821	6.000%		2/1/38	66,685
FNCL Pool 909141	66,265	6.000%		1/1/38	70,378
FNCL Pool 909223	161,502	6.000%		8/1/38	171,462
FNCL Pool 909220	334,982	6.000%		8/1/38	355,751
FNCL Pool 929191	465,497	6.000%		3/1/38	494,227
FNCL Pool 735061	625,589	6.000%		11/1/34	666,284
FNCL Pool 975649	3,151,148	6.000%		7/1/38	3,350,458
FNCL Pool 889883	2,702,701	6.500%		3/1/38	2,911,430
					21,386,096

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate / Government Bond Fund (Continued)
October 31, 2009

	Principal	Interest		Maturity	Market
Security	Amount	Rate		Date	Value
U.S. TREASURY OBLIGATIONS - 19.4%
United States Treasury Bond	$ 2,885,000	3.500%		2/15/39	$ 2,527,305
United States Treasury Note	2,695,000	2.625%		6/30/14	2,746,058
United States Treasury Note	595,000	3.125%		5/15/19	581,961
United States Treasury Note	6,985,000	0.875%		4/30/11	7,014,453
United States Treasury Note	2,165,000	4.750%		8/15/17	2,405,603
					15,275,380
TOTAL U.S. GOVERNMENT & AGENCIES
(Cost - $35,934,370)					36,661,476

		Dividend
		Rate
PREFERRED STOCK - 0.4%
BANKS - 0.4%
Royal Bank of Scotland Group PLC - ADR	315,000	9.118%			294,525

TOTAL PREFERRED STOCK ( Cost - $285,775)					294,525

TOTAL INVESTMENTS - 96.3%
( Cost - $72,425,909)					$ 75,825,668
OTHER ASSETS LESS LIABILITIES - 3.7%					2,951,001
NET ASSETS - 100.0%					$ 78,776,669

+ Variable rate security. Interest rate is as of October 31, 2009
* Defaulted security, not currently paying interest (non-income producing)
# Step coupon bond interest rate will adjust to 9.5% on 12/15/2009
REIT - Real Estate Investment Trust
144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.
ADR - American Depositary Receipt

Portfolio Composition * - Unaudited
Corporate Bond	46.22%
Mortgage-Backed Securities	33.24%
Government Bond	20.15%
Preferred Stock	0.39%
Total	100.00%
* Based on total market value of investments as of October 31, 2009.
Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham High-Yield Bond Fund

Message from the Sub-Adviser (PENN Capital Management Company, Inc.)

High-yield bonds, as measured by the Merrill Lynch High Yield Bond Cash Pay Index, rallied since reaching a low in early December 2008, rising 65.9 percent and bringing the 12-month return over 48 percent. Bonds rated CCC and lower led higher-rated bonds, increasing 116 percent since the low and 72.1 percent over the past 12 months. BB- and B-rated bonds finished the 12-month period ending October 31, 2009 up 44.6 percent and 36.6 percent, respectively. BB-rated bonds underperformed bonds rated CCC and lower by 25.5 percent over the past 12 months. The sub-adviser, PENN Capital Management Company, Inc. (“PENN”), continues to focus on BB- and B-rated bonds and has limited exposure to CCC-rated bonds, which negatively impacted relative performance over the past fiscal year and calendar year-to-date ending October 31, 2009.

PENN does hold some securities in the portfolio rated below single-B by Moody’s, but only if one of the other ratings agencies show a rating of single-B or higher. These “split-rated” bonds may have a significant increase in principal value if the bond’s rating is formally upgraded by Moody’s, as well. While still employing a defensive strategy, PENN has reduced its exposure to sectors such as healthcare and utilities, which are often cited as more conservative sectors. This reduction has aided portfolio performance, as high-yield bonds in the healthcare and utilities sectors lagged the benchmark by 9.3 percent and 24 percent, respectively, over the past 12 months.

Although PENN has positioned the portfolio more aggressively than the previous year, the sub-adviser is adjusting itself to benefit from large yield spreads and a modest recovery. Spreads on the more conservative sectors like healthcare and utilities have compressed substantially and are not as attractive to the sub-adviser as some of the more cyclical sectors. PENN has recently increased its exposure to the financial services sector, adding names such as Zions Bancorporation (87161CAE5), a company that operates full-service banking offices, and Synovus Financial Corp. (989701AJ6), a company that provides commercial and retail banking. Bonds of firms such as Zions Bancorporation and Synovus returned 30.5 and 2.7 percent, respectively since their initial purchases in July and September 2009.

High-yield mutual fund inflows increased to more than $27.6 billion through October. This is the highest inflow into high-yield mutual funds since 2003. Year-to-date, there have been nearly 15 percent more downgrades than took place in all of 2008, which raises some concerns over the stability of the names that now exist within the universe of bonds rated CCC and lower. PENN believes that these developments strengthen the argument for having a defensive strategy in place to help reduce the portfolio’s exposure to the quantity and severity of downgrades and defaults within the high-yield space. Since inception, the Fund has not endured a single default. The sub-adviser holds securities that it considers to be “best-in-class” and have moderate-to-low leverage, which it believes will outperform over the long-run.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of October 31, 2009

	One Year	Annualized Three Years	Annualized Since Inception (7/1/05)
Class N	28.20%	2.48%	3.18%
Class C Class A with load of 4.50% Class A without load	27.37% 22.08% 27.91%	1.73% N/A N/A	2.42% (0.70)%* 0.92%*
ML High-Yield Cash Pay Index	48.05%	5.16%	5.95%

*Class A commenced operations on January 3, 2007.

The Merrill Lynch High-Yield Cash Pay Index is an unmanaged portfolio constructed to mirror the public high-yield debt market.  Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.57% for Class N, 2.32% for Class C and 1.82% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund
October 31, 2009
		Principal		Interest	Maturity	Market
Security		Amount		Rate	Date	Value
_______________
CORPORATE BONDS - 92.6%
AEROSPACE / DEFENSE - 0.9%
Vought Aircraft Industries, Inc.		$ 560,000		8.000%	7/15/11	$ 554,400

AGRICULTURE - 0.4%
Alliance One International, Inc. - 144A		250,000		10.000%	7/15/16	257,500

AIRLINES - 1.5%
American Airlines, Inc.		290,000		8.608%	4/1/11	268,250
Delta Air Lines, Inc. - 144A		520,000		12.250%	3/15/15	494,000
Delta Air Lines, Inc.		205,000		7.570%	11/18/10	205,000
						967,250
APPAREL - 1.2%
Perry Ellis International, Inc.		380,000		8.875%	9/15/13	371,450
Phillips-Van Heusen Corp		420,000		7.750%	11/15/23	394,997
						766,447
AUTO PARTS & EQUIPMENT - 2.1%
Affinia Group, Inc.		415,000		9.000%	11/30/14	399,437
Exide Technologies		615,000		10.500%	3/15/13	608,850
Titan International, Inc.		340,000		8.000%	1/15/12	319,175
						1,327,462
BANKS - 4.1%
First Tennessee Bank NA		175,000		4.625%	5/15/13	163,181
First Tennessee Bank NA		430,000		5.050%	1/15/15	382,984
Synovus Financial Corp.		940,000		4.875%	2/15/13	708,525
Synovus Financial Corp.		480,000		5.125%	6/15/17	313,800
Zions Bancorporation		670,000		5.500%	11/16/15	516,738
Zions Bancorporation		385,000		6.000%	9/15/15	302,706
Zions Bancorporation		280,000		7.750%	9/23/14	251,636
						2,639,570
BUILDING MATERIALS - 0.7%
Owens Corning		525,000		7.000%	12/1/36	435,750

CASINOS - 1.6%
MGM Mirage - 144A		440,000		10.375%	5/15/14	468,600
Wynn Las Vegas Capital Corp.		175,000		6.625%	12/1/14	166,906
Wynn Las Vegas Capital Corp.		425,000		6.625%	12/1/14	406,406
						1,041,912
CHEMICALS - 0.6%
Huntsman International LLC		215,000		7.375%	1/1/15	198,605
Huntsman International LLC		185,000		7.875%	11/15/14	175,288
						373,893
COAL - 0.4%
Foundation PA Coal Co.		260,000		7.250%	8/1/14	260,975

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Continued)
October 31, 2009
		Principal		Interest	Maturity	Market
Security		Amount		Rate	Date	Value
_______________
COMMERCIAL SERVICES- 2.7%
Aramark Corp. Cl. B		$ 220,000		5.000%	6/1/12	$ 208,450
Aramark Corp. Cl. B		275,000		8.500%	2/1/15	279,812
Cardtronics, Inc.		570,000		9.250%	8/15/13	581,400
Cornell Companies, Inc.		400,000		10.750%	7/1/12	409,500
RSC Equipment Rental, Inc.		250,000		9.500%	12/1/14	246,563
						1,725,725
COMPUTERS - 2.1%
Seagate Technology HDD Holdings		750,000		6.800%	10/1/16	735,938
Seagate Technology International - 144A		270,000		10.000%	5/1/14	298,013
Stream Global Services, Inc. -144A		330,000		11.250%	10/1/14	315,563
						1,349,514
COSMETICS - 0.6%
Elizabeth Arden, Inc.		380,000		7.750%	1/15/14	362,900

DISTRIBUTION - 1.7%
KAR Holdings, Inc.		655,000		8.750%	5/1/14	659,912
Wesco Distribution, Inc.		470,000		7.500%	10/15/17	464,713
						1,124,625
ELECTRIC - 4.1%
AES Corp.		755,000		7.750%	3/1/14	763,494
Calpine Construction Finance Co. - 144A		255,000		8.000%	6/1/16	256,912
Calpine Corp. - 144A		275,000		7.250%	10/15/17	260,219
Mirant Mid Atlantic, LLC		740,464		10.060%	12/30/28	761,752
NRG Energy, Inc.		620,000		7.375%	2/1/16	616,900
						2,659,277
ELECTRICAL COMPONENTS & EQUIPMENT - 1.0%
Anixter Intl, Inc.		175,000		10.000%	3/15/14	191,406
Belden, Inc.		505,000		7.000%	3/15/17	484,169
						675,575
ELECTRONICS - 0.9%
Sanmina-SCI Corp.		240,000		8.125%	3/1/16	231,000
Sensus USA, Inc.		330,000		8.625%	12/15/13	334,538
						565,538
ENERGY - 1.4%
MarkWest Energy		710,000		8.500%	7/15/16	725,975
MarkWest Energy		170,000		8.750%	4/15/18	170,850
						896,825
ENTERTAINMENT - 0.9%
Pinnacle Entertainment, Inc.		615,000		7.500%	6/15/15	557,344

FINANCIAL SERVICES - 4.3%
E*Trade Financial Corp		485,000		7.375%	9/15/13	432,862
E*Trade Financial Corp		285,000		7.875%	12/1/15	249,019
Global Cash Access, Inc.		460,000		8.750%	3/15/12	462,875
International Lease Finance Corp		440,000		5.875%	5/1/13	339,790
International Lease Finance Corp		1,165,000		6.375%	3/25/13	922,960
Universal City Development Partners Ltd. - 144A		335,000		8.875%	11/15/15	333,325
						2,740,831

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Continued)
October 31, 2009
		Principal		Interest	Maturity	Market
Security		Amount		Rate	Date	Value
_______________
FOOD - 1.5%
Great Atlantic & Pacific Tea Co. - 144A		$ 400,000		11.375%	8/1/15	$ 412,500
Smithfield Foods, Inc.		145,000		7.750%	5/15/13	130,863
Smithfield Foods, Inc.		515,000		7.750%	7/1/17	424,231
						967,594
FOREST PRODUCTS & PAPER - 2.1%
Boise Paper Holdings LLC - 144A		280,000		9.000%	11/1/17	280,000
Domtar, Inc.		230,000		5.375%	12/1/13	219,075
Domtar, Inc.		225,000		7.125%	8/15/15	222,469
Exopack Holding, Inc.		600,000		11.250%	2/1/14	603,750
						1,325,294
HEALTHCARE - 6.2%
Bausch & Lomb, Inc.		245,000		9.875%	11/1/15	256,637
Community Health Systems, Inc.		525,000		8.875%	7/15/15	542,719
DJO Finance LLC		165,000		10.875%	11/15/14	172,012
HCA, Inc.		335,000		9.250%	11/15/16	352,169
Health Net, Inc.		235,000		6.375%	6/1/17	207,975
Prospect Medical Holdings, Inc. - 144A		480,000		12.750%	7/15/14	538,200
Psychiatric Solutions, Inc.		235,000		7.750%	7/15/15	231,181
Select Medical Corp		280,000		7.625%	2/1/15	263,550
Skilled Healthcare Group, Inc.		345,000		11.000%	1/15/14	357,075
Sun Healthcare Group, Inc.		450,000		9.125%	4/15/15	455,063
Team Health, Inc.		350,000		11.250%	12/1/13	368,375
Universal Hospital Services, Inc.		270,000		8.500%	6/1/15	268,650
						4,013,606
HOUSEHOLD PRODUCTS - 0.5%
Yankee Acquisition Corp.		305,000		8.500%	2/15/15	290,513

INSURANCE - 0.7%
HUB International Holdings, Inc. - 144A		515,000		9.000%	12/15/14	441,612

INTERNET- 1.3%
Terremark Worldwide, Inc. - 144A		760,000		12.000%	6/15/17	853,100

LEISURE TIME - 1.7%
Travelport LLC		1,070,000		9.875%	9/1/14	1,074,013

LODGING - 3.3%
Ameristar Casinos, Inc. - 144A		235,000		9.250%	6/1/14	244,694
Boyd Gaming Corp.		905,000		6.750%	4/15/14	813,369
Gaylord Entertainment Co		355,000		6.750%	11/15/14	328,819
Sheraton Holding Corp.		265,000		7.375%	11/15/15	263,344
Wyndham Worldwide Corp.		455,000		9.875%	5/1/14	498,225
						2,148,451
MACHINERY - DIVERSIFIED - 1.2%
Chart Industries, Inc.		450,000		9.125%	10/15/15	450,000
CPM Holdings, Inc. - 144A		295,000		10.625%	9/1/14	301,638
						751,638

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Continued)
October 31, 2009
		Principal		Interest	Maturity	Market
Security		Amount		Rate	Date	Value
_______________
MEDIA - 1.0%
Sirius XM Radio, Inc. - 144A		$ 140,000		9.750%	9/1/15	$ 142,100
XM Satellite Radio, Inc. - 144A		455,000		11.250%	6/15/13	472,631
						614,731
OFFICE FURNISHINGS - 0.5%
Interface, Inc. - 144A		325,000		11.375%	11/1/13	350,187

OIL & GAS - 10.8%
Atlas Energy Finance Corp. - 144A		235,000		10.750%	2/1/18	248,513
Atlas Energy Finance Corp.		110,000		12.125%	8/1/17	120,175
Basic Energy Services, Inc. - 144A		270,000		11.625%	8/1/14	284,850
Berry Petroleum Co.		435,000		8.250%	11/1/16	423,037
Bill Barrett Corp.		305,000		9.875%	7/15/16	324,062
Chesapeake Energy Corp.		360,000		7.250%	12/15/18	350,550
Complete Production Services, Inc.		470,000		8.000%	12/15/16	442,975
Helix Energy Solutions Group, Inc. - 144A		640,000		9.500%	1/15/16	656,800
KCS Energy, Inc.		140,000		7.125%	4/1/12	139,475
Key Energy Services, Inc.		805,000		8.375%	12/1/14	790,912
Linn Energy LLC - 144A		325,000		11.750%	5/15/17	358,312
Mariner Energy, Inc.		740,000		7.500%	4/15/13	729,825
Mariner Energy, Inc.		315,000		8.000%	5/15/17	293,737
Petrohawk Energy Corp.		550,000		9.125%	7/15/13	570,625
Plains Exploration & Production Co.		385,000		7.750%	6/15/15	382,594
Plains Exploration & Production Co.		310,000		10.000%	3/1/16	333,638
Quicksilver Resources, Inc.		225,000		7.125%	4/1/16	203,063
Quicksilver Resources, Inc.		130,000		8.250%	8/1/15	127,725
Quicksilver Resources, Inc.		160,000		11.750%	1/1/16	178,400
						6,959,268
PHARMACEUTICALS - 0.6%
Omnicare, Inc.		390,000		6.750%	12/15/13	379,762

PIPELINES - 1.3%
Dynegy Roseton Danskammer Pass Through Trust Series B		900,000		7.670%	11/8/16	855,000

PRINTING SERVICES - 0.7%
Cenveo Corp.		515,000		7.875%	12/1/13	450,625

REITS - HOTELS - 1.6%
Felcor Lodging LP - 144A		1,040,000		10.000%	10/1/14	1,016,600

REITS - SHOPPING CENTERS - 0.4%
Developers Diversified Realty Corp.		270,000		5.500%	5/1/15	234,900

RETAIL - APPAREL - 0.8%
Brown Shoe Co., Inc.		195,000		8.750%	5/1/12	191,587
Collective Brands, Inc.		350,000		8.250%	8/1/13	346,500
						538,087

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Continued)
October 31, 2009
		Principal		Interest	Maturity	Market
Security		Amount		Rate	Date	Value
_______________
RETAIL - DISCOUNT - 1.1%
HSN, Inc.		$ 645,000		11.250%	8/1/16	$ 702,244

RETAIL - DRUG STORE - 0.5%
Duane Reade, Inc. - 144A		330,000		11.750%	8/1/15	350,625

RETAIL - RESTAURANTS - 0.3%
Wendy's - 144A		195,000		10.000%	7/15/16	206,700

RETAIL - SPORTING GOODS - 0.7%
Freedom Group, Inc. - 144A		415,000		10.250%	8/1/15	438,862

RETAIL - TOY STORE - 0.5%
Toys R Us Property Co. - 144A		330,000		10.750%	7/15/17	354,750

RETAIL - VIDEO RENTAL - 0.9%
Blockbuster, Inc. - 144A		625,000		11.750%	10/1/14	595,312

SOFTWARE - 0.5%
First Data Corp.		335,000		9.875%	9/24/15	310,712

STEEL - 0.3%
United States Steel Corp.		205,000		7.000%	2/1/18	197,569

STORAGE - 0.6%
Mobile Services Group, Inc.		350,000		9.750%	8/1/14	359,625

TELECOMMUNICATIONS - 7.1%
Alcatel-Lucent USA, Inc.		295,000		6.450%	3/15/29	233,419
Alcatel-Lucent USA, Inc.		325,000		6.500%	1/15/28	258,781
Broadview Networks Holdings, Inc.		175,000		11.375%	9/1/12	162,969
Crown Castle International Corp.		300,000		9.000%	1/15/15	320,250
Frontier Communications Corp.		260,000		6.625%	3/15/15	250,250
Motorola, Inc.		420,000		6.500%	9/1/25	349,776
Motorola, Inc.		285,000		6.500%	11/15/28	241,834
Nextel Communications, Inc.		920,000		6.875%	10/31/13	848,700
NII Capital Corp. - 144A		620,000		10.000%	8/15/16	649,450
Paetec Holding Corp. - 144A		465,000		8.875%	6/30/17	446,981
Virgin Media Finance Plc		520,000		8.750%	4/15/14	531,700
Windstream Corp.		300,000		8.125%	8/1/13	311,250
						4,605,360
TELEPHONE - 6.9%
Cincinnati Bell, Inc.		950,000		8.375%	1/15/14	947,625
GCI, Inc.		520,000		7.250%	2/15/14	501,800
Global Crossing Ltd. - 144A		615,000		12.000%	9/15/15	647,287
Global Crossing UK Finance PLC		350,000		10.750%	12/15/14	345,625
Qwest Communications International, Inc.		285,000		7.500%	2/15/14	280,369
Sprint Nextel Corp.		1,240,000		6.000%	12/1/16	1,078,800
Syniverse Technologies, Inc.		390,000		7.750%	8/15/13	372,450
Time Warner Telecom Holdings, Inc.		300,000		9.250%	2/15/14	310,125
						4,484,081

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Continued)
October 31, 2009
		Principal		Interest	Maturity	Market
Security		Amount		Rate	Date	Value
_______________
TRANSPORTATION - 3.8%
Commercial Barge Line Co. - 144A		$ 305,000		12.500%	7/15/17	$ 319,106
Kansas City Southern Mex		460,000		7.625%	12/1/13	443,900
Kansas City Southern Mex		730,000		9.375%	5/1/12	740,220
Kansas City Southern Mex - 144A		465,000		12.500%	4/1/16	524,287
Railamerica, Inc. - 144A		150,000		9.250%	7/1/17	150,750
Ship Finance International Ltd		270,000		8.500%	12/15/13	257,513
						2,435,776

TOTAL CORPORATE BONDS						59,589,910
( Cost - $56,379,688)

CONVERTIBLE BONDS - 1.3%
Beverages - 0.8%
Central European Distribution Corp.		605,000		3.000%	3/15/13	499,125

Healthcare- 0.5%
Hologic, Inc.		390,000		2.000%	12/15/37	322,944

TOTAL CONVERTIBLE BONDS						822,069
( Cost - $603,561)

PREFERRED STOCK - 1.8%				Dividend
Banks - 1.8%		Shares		Rate
Wells Fargo & Co.		1,285		7.500%		1,150,075

TOTAL PREFERRED STOCK						1,150,075
( Cost - $883,375)

TOTAL INVESTMENTS - 95.7%
( Cost - $57,866,624)						$ 61,562,054
OTHER ASSETS LESS LIABILITIES - 4.3%						2,772,096
NET ASSETS - 100.00%						$ 64,334,150
___________
+ Variable rate security. Interest rate shown is as of October 31, 2009.
144A- Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.
REIT - Real Estate Investment Trust

Portfolio Composition * - Unaudited
B3	28.61%		NR		3.21%
B2	22.11%		Ba1		2.86%
B1	14.89%		Caa2		1.93%
Ba3	9.36%		WR		0.33%
Caa1	6.95%		Baa1		0.27%
Ba2	5.44%		Total		100.00%
Baa3	4.04%
* Based on total market value of investments as of October 31, 2009.
Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Monthly Distribution Fund

Message from the Sub-Adviser (Westchester Capital Management, Inc.)

Westchester Capital Management, Inc. (“Westchester”) continued to reduce the buy/write portion of the portfolio in the twelve month period ended October 31, 2009.  The sub-adviser began with a 50 percent weighting to the buy/write strategy at the start of November 2008 and gradually reduced that exposure to approximately 15 percent by the end of October 2009.  Although exposure to buy/write was the largest driver of performance over the March through October 2009 period, the sub-adviser plans to maintain the current allocation to this strategy in an effort to reduce volatility and guard against a stock market downturn.

The merger arbitrage portion of the portfolio, while producing positive returns, detracted from performance on a relative basis.  For the twelve months ended October 31, 2009, Westchester continued to weight the merger arbitrage strategy between 20 and 30 percent of the portfolio.  In utilizing this strategy, two merging companies are bought and sold simultaneously as the target company generally sells for a slight discount to the price that the combined company will have when the merger is completed.  The portfolio sub-adviser intends to profit from the price differential and is only concerned with the likelihood that the deal will be approved and how long the process will take.

As of October 31, 2009, approximately 6 percent of the portfolio was allocated toward investment-grade corporate bonds, most of which are maturing in the next couple of months.  As much as 25 percent of the portfolio was invested in these securities in the first quarter of 2009.  Westchester would like to increase the allocation of corporate bonds to 15 percent of the portfolio.  However, a recent rally in the bond market has tightened credit spreads, making bonds less attractive to the sub-adviser.

Allocation to special purpose acquisition companies (SPACs), publicly traded buyout companies that raise money in order to pursue the acquisition of an existing company, decreased to about 6 percent of the portfolio at the end of the period, from about 15 percent in the first quarter of 2009.  This was largely due to two of the SPACs being sold out by the company through forward sales contracts.  The sub-adviser aims to buy SPACs below net asset value (NAV), then sell them for NAV once a deal is made, for what the sub-adviser considers a low risk profit.  Investing in SPACs helped the portfolio on both a relative and absolute basis.  The percentage allocated to SPACs will go down as they mature, which is generally about two years if no deal occurs.

The sub-adviser began selling stocks short at the end of the first quarter 2009, mainly as a hedge, and comprising about 15 percent of the portfolio.  Short selling detracted from performance as the stock market rallied from late March through the end of October 2009.  Westchester plans to increase the short sale portion of the portfolio in anticipation of a market pullback.

The portfolio maintained an approximate 10-15 percent allocation in cash throughout the twelve months ended October 31, 2009, which will be invested as opportunities present themselves.

Growth of $10,000 Investment – (Unaudited)

Total Returns as of October 31, 2009

	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (8/1/08)*
Class N	4.29%	N/A	N/A	(2.22)%**
Class C Class A with load of 5.75% Class A without load	3.12% (1.98)% 3.99%	(6.36)% (7.40)% (5.64)%	(1.70)% (2.08)% (0.97)%	(5.40)% (8.86)% (4.65)%
CBOE S&P 500 Buy/Write Index	11.88%	(2.86)%	2.40%	(7.98)%

  *Westchester Capital Management, Inc. was named sub-adviser to the Fund, on August 1, 2008.

**Class N commenced operations on September 29, 2008.

The CBOE S&P 500 Buy/Write Index is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 2.13% for Class N, 3.13% for Class C and 2.38% for Class A. The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.  For performance information current to the most recent month-end, please call 1-800-442-4358.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund
October 31, 2009

				Market
Security			Shares	Value
COMMON STOCK - 49.6%
BEVERAGES- 5.8%
Fomento Economico Mexicano SAB de CV ^			33,700	$ 1,459,547
Pepsi Bottling Group, Inc.			49,700	1,860,768
PepsiAmericas, Inc.			6,600	192,984
				3,513,299
CHEMICALS - 4.2%
Huntsman Corp. ^			173,900	1,382,505
Terra Industries, Inc. ^			36,800	1,169,136
				2,551,641
COMMERCIAL SERVICES - 2.1%
MPS Group, Inc. *			91,200	1,233,024

COMPUTERS - 12.4%
Affiliated Computer Services, Inc. * ^			33,600	1,750,224
Brocade Communications Systems, Inc. * ^			195,100	1,673,958
Perot Systems Corp. - Cl. A *			40,000	1,197,600
Sun Microsystems, Inc. *^			352,000	2,879,360
				7,501,142
DIVERSIFIED FINANCIAL SERVICES - 1.0%
Countrywide Capital V			30,300	602,970

ELECTRONICS- 0.9%
Varian, Inc. *^			10,500	537,600

HOLDING COMPANIES - DIVERSIFIED - 5.4%
Liberty Acquisition Holdings Corp. *			183,800	1,738,748
Sapphire Industrials Corp. *			150,000	1,498,500
				3,237,248
INTERNET - 0.1%
Yahoo!, Inc. *			50	795

MEDIA - 2.4%
Liberty Media Corp. *			46,900	1,445,458

OFFICE / BUSINESS EQUIPMENT - 1.8%
Xerox Corp.^			150,000	1,128,000

OIL & GAS SERVICES - 2.9%
BJ Services Co.			75,670	1,452,864
NATCO Group, Inc. *			6,300	275,184
				1,728,048
PHARMACEUTICALS - 5.1%
Schering-Plough Corp.			108,300	3,054,060

TELECOMMUNICATIONS - 2.2%
Starent Networks Corp. * ^			39,400	1,329,356

TOYS / GAMES / HOBBIES - 3.3%
Marvel Entertainment, Inc. *			40,000	1,998,800

TOTAL COMMON STOCK				29,861,441
( Cost - $29,357,930)

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Continued)
October 31, 2009

				Market
Security			Shares	Value
EXCHANGE TRADED FUNDS - 2.2%
EQUITY FUND - 2.2%
PowerShares S&P 500 BuyWrite Portfolio			66,956	$ 1,334,433
TOTAL EXCHANGE TRADED FUNDS
( Cost - $1,150,999)				1,334,433
		Dividend
PREFERRED STOCK - 3.9%		Rate
BANKS - 0.1%
Fifth Third Capital Trust VII		8.875%+	400	9,240

DIVERSIFIED FINANCIAL SERVICES - 3.8%
Citigroup Capital XIX		7.250%	2,495	49,451
JP Morgan Chase Capital XXVI		8.000%	14,500	387,440
KeyCorp Capital X		8.000%	87,358	1,927,117
				2,364,008
TOTAL PREFERRED STOCK
( Cost - $2,267,031)				2,373,248

PURCHASED PUT OPTIONS - 0.1%			Contracts**
Consumer Discretionary Select Sector SPDR
Expiration November 2009 , Exercise Price $29			34	7,650
Health Care Select Sector SPDR
Expiration November 2009 , Exercise Price $30			9	1,755
Technology Select Sector SPDR
Expiration January 2010 , Exercise Price $22			31	4,960
Technology Select Sector SPDR
Expiration December 2009 , Exercise Price $22			48	7,440
Walt Disney Co.
Expiration January 2010 , Exercise Price $15			51	510
Walt Disney Co.
Expiration January 2010 , Exercise Price $17.50			46	460
Walt Disney Co.
Expiration January 2010 , Exercise Price $20			13	260
Walt Disney Co.
Expiration January 2010 , Exercise Price $21			32	960
Walt Disney Co.
Expiration January 2010 , Exercise Price $24			9	675
Walt Disney Co.
Expiration January 2010 , Exercise Price $25			18	1,800
TOTAL PURCHASED PUT OPTIONS
( Cost - $26,184)				26,470

TOTAL INVESTMENTS - 55.8%
( Cost - $32,802,144)				$ 33,595,592
OTHER ASSETS LESS LIABILITIES - 45.3%				26,649,110
NET ASSETS - 100.00%				$ 60,244,702
+ Variable rate security. Dividend rate shown is as of October 31, 2009.
* Non income producing security.
** Each Option contract allows the Fund to sell 100 shares of the underlying security at the exercise price.
^ Subject to Call Option Written

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Continued)
October 31, 2009

				Market
SCHEDULE OF WRITTEN CALL OPTIONS - (1.14)%			Contracts ***	Value
Affiliated Computer Services, Inc.			336	$ 89,040
Expiration November 2009 , Exercise Price $50
Brocade Communications Systems, Inc.			1,951	156,080
Expiration November 2009 , Exercise Price $8
DIRECTV Group, Inc.			64	11,200
Expiration November 2009 , Exercise Price $25
Fomento Economico Mexicano SAB de CV			337	143,225
Expiration November 2009 , Exercise Price $40
Huntsman Corp.			1,739	139,120
Expiration November 2009 , Exercise Price $7.50
Starent Networks Corp.			71	1,420
Expiration December 2009 , Exercise Price $35
Sun Microsystems, Inc.			94	188
Expiration January 2010 , Exercise Price $10
Terra Industries, Inc.			368	47,840
Expiration November 2009 , Exercise Price $32
Varian, Inc.			41	205
Expiration November 2009 , Exercise Price $55
Xerox Corp.			1,500	97,500
Expiration November 2009 , Exercise Price $7
TOTAL WRITTEN CALL OPTIONS				$ 685,818
(Proceeds - $1,191,130)
*** Each Option contract allows the holder to purchase 100 shares of the underlying security from the Fund at the stated exercise price.

				Market
SECURITIES SOLD SHORT - (10.67)%			Shares	Value
Baker Hughes, Inc.			30,268	$ 1,273,375
Cameron International Corp.			7,409	273,911
DIRECTV Group, Inc.			40,500	1,065,150
Merck & Co.			62,407	1,930,248
PepsiCo, Inc.			17,656	1,069,071
Walt Disney Co.			29,800	815,626
TOTAL SECURITIES SOLD SHORT				$ 6,427,381
(Proceeds - $5,926,468 )

Portfolio Composition * - Unaudited
Technology	25.71%		Consumer, Cyclical	5.95%
Consumer, Non-cyclical	23.24%		Energy	5.15%
Diversified	9.64%		S&P ETF	3.98%
Financial	8.86%		Industrial	1.60%
Communications	8.27%		Total	100.00%
Basic Materials	7.60%
* Based on total market value of investments as of October 31, 2009.
Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Appreciation & Income Fund

Message from the Sub-Adviser (Calamos Advisors, LLC)

Calamos Advisors, LLC (“Calamos”) posted strong performance in the 12-month period ended October 31, 2009, capturing a substantial amount of the broad convertible market return, while significantly outperforming the broad equity market.  Beginning in March, the convertible market benefited from rebounding equity prices, narrowing credit spreads and a renewed interest in the asset class.  The sub-adviser maintained a bias toward investment grade securities, which outperformed in the final months of 2008, then lost steam as speculative securities outperformed for most of 2009.  Overall, the exposure to investment grade convertibles detracted from performance.

While absolute performance of the portfolio has been strong, Calamos did lag the convertible index largely due to a strong rally in the most speculative grade credits within the index.   These are the same speculative grade credits that Calamos avoided during the market’s sudden drop around the Lehman crisis last year, which added value to investment performance.   For the one-year period ended October 31, 2009, the speculative grade portion of the index was up 53 percent, while the investment grade portion was up 22 percent – with the speculative index being carried by dramatic returns in CCC-rated issues.  The historic default rate of the lowest-rated issues is a staggering 25 percent.  An investment in convertibles should be a risk-managed approach to capital markets and the default rates amongst the lowest-rated would suggest a high risk investment.   As a high quality investor, Calamos attempts to manage risk through fundamental-based investing and position the portfolio in names with better balance sheets, lower debt levels and higher cash flows.

A large overweight and strong security selection in the energy sector was a positive for the portfolio, overall.  The sub-adviser devoted an average of nearly 20 percent of the portfolio to energy related securities over the time period, while the index held just over 10 percent.  Calamos believes energy will continue to perform well and sees the sector as a hedge against inflation and a weak dollar.

The sub-adviser maintained a large underweight to the benchmark in the financial sector, which was a positive, though relative security selection did detract somewhat. While there has been some improvement in the sector, it is felt that a continued underweight position in the sector is appropriate.

Going forward, Calamos believes that higher quality growth firms will be attractive in light of the overall economic landscape.  As the economy continues to experience volatility, the sub-adviser believes that convertible securities are well-positioned to help navigate through those challenges by capturing upside as the market advances and providing downside protection when the market declines.

Growth of $10,000 Investment – (Unaudited)

Total Returns as of October 31, 2009

	One Year	Annualized Three Years	Annualized Since Inception (12/10/04)
Class N	32.37%	0.78%	3.03%
Class C Class A with load of 5.75% Class A without load	31.21% 24.50% 32.09%	(0.23)% N/A N/A	2.03% (2.22)%* (0.16)%*
ML Conv. ex Mandatory Index	34.77%	(0.83)%	1.76%

*Class A commenced operations on January 3, 2007.

The Merrill Lynch Convertibles ex Mandatory Index measures the performance of convertible securities of all corporate sectors with a par amount of $25 million or more and a maturity of at least one year and excludes preferred equity redemption stocks and converted securities.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.90% for Class N, 2.90% for Class C and 2.15% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.  For performance information current to the most recent month-end, please call 1-800-442-4358.

SCHEDULE OF INVESTMENTS
Dunham Appreciation & Income Fund
October 31, 2009

					Market
Security				Shares	Value
COMMON STOCK - 46.5%
AEROSPACE / DEFENSE - 1.2%
L-3 Communications Holdings, Inc.				1,900	$ 137,351
United Technologies Corp.				3,045	187,115
					324,466
APPAREL - 1.1%
Nike, Inc. - Class B				4,520	281,054

BANKS - 1.7%
Goldman Sachs Group, Inc.				2,600	442,442

BEVERAGES - 1.1%
Diageo PLC - ADR				4,400	286,088

COMMERCIAL SERVICES - 1.9%
Accenture Ltd.				8,775	325,377
Apollo Group, Inc. - Cl. A *				3,000	171,300
					496,677
DIVERSIFIED FINANCIAL SERVICES - 2.3%
BlackRock, Inc. - Cl. A				1,420	307,416
Franklin Resources, Inc.				3,000	313,890
					621,306
ENGINEERING & CONSTRUCTION - 0.8%
ABB Ltd. - ADR				11,700	216,801

HEALTHCARE PRODUCTS - 1.9%
Alcon, Inc.				1,310	187,055
Johnson & Johnson				5,450	321,822
					508,877
INTERNET - 3.8%
Amazon.com, Inc. *				5,432	645,376
Ebay, Inc. *				16,700	371,909
					1,017,285
INVESTMENT SERVICES - 1.0%
T Rowe Price Group, Inc.				5,200	253,396

MINING - 0.5%
Barrick Gold Corp.				3,700	132,941

MISCELLANEOUS MANUFACTURING - 1.0%
Honeywell International, Inc.				7,495	268,996

OIL & GAS - 18.2%
Apache Corp.				6,588	620,063
Cameron International Corp. *				14,500	536,065
Devon Energy Corp.				2,020	130,714
Ensco International, Inc.				11,765	538,719
Halliburton Co.				11,715	342,195
Noble Corp.				15,300	623,322
Noble Energy, Inc.				8,400	551,292
Pride International, Inc. *				12,199	360,602
Schlumberger Ltd.				9,500	590,900
Suncor Energy, Inc.				3,800	125,476
Transocean Ltd. *				4,700	394,377
					4,813,725

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Appreciation & Income Fund (Continued)
October 31, 2009

					Market
Security				Shares	Value
RETAIL - 1.0%
Walgreen Co.				7,200	$ 272,376

SOFTWARE - 5.9%
Infosys Technologies Ltd. - ADR				7,690	353,740
Intuit, Inc. *				9,525	276,892
Microsoft Corp.				16,450	456,159
Oracle Corp.				23,050	486,355
					1,573,146
TELECOMMUNICATIONS - 3.1%
America Movil - ADR, Series L				5,365	236,757
Cisco Systems, Inc. *				25,125	574,106
					810,863

TOTAL COMMON STOCK					12,320,439
( Cost - $12,216,159)
		Dividend
Security	Shares	Rate
PREFERRED STOCK - 13.5%
AGRICULTURE- 4.5%
Archer-Daniels-Midland Co.	18,000	6.250%			768,240
Bunge Ltd.	700	5.125%			413,000
					1,181,240
BANKS - 2.8%
Bank of America Corp.	540	7.250%			454,318
Wells Fargo & Co.	325	7.500%			290,875
					745,193
DIVERSIFIED FINANCIAL SERVICES- 2.5%
AMG Capital Trust II	5,500	5.150%			173,938
Vale Capital II	4,200	6.750%			325,248
Vale Capital Ltd.	3,300	5.500%			164,076
					663,262
MINING - 2.6%
Freeport-McMoran Copper & Gold, Inc.	6,575	6.750%			701,947

PHARMACEUTICALS - 1.1%
Mylan, Inc.	270	6.500%			278,100

TOTAL PREFERRED STOCK					3,569,742
( Cost - $3,202,785)
	Principal	Interest	Maturity
Security	Amount	Rate	Date
CONVERTIBLE BONDS - 39.5%
AEROSPACE / DEFENSE - 0.5%
L-3 Communications Holdings, Inc.	$ 130,000	3.000%	8/1/35		132,113

BIOTECHNOLOGY - 2.2%
Amgen, Inc.	290,000	0.375%	2/1/13		286,737
Life Technologies Corp.	250,000	3.250%	6/15/25		292,904
					579,641

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Appreciation & Income Fund (Continued)
October 31, 2009

	Principal	Interest	Maturity		Market
Security	Amount	Rate	Date		Value
COMPUTERS - 6.7%
EMC Corp.	$ 780,000	1.750%	12/1/13		$ 955,513
Maxtor Corp.	140,000	2.375%	8/15/12		144,025
NetApp, Inc.	610,000	1.750%	6/1/13		673,288
					1,772,826
DIVERSIFIED FINANCIAL SERVICES - 1.1%
Affiliated Managers Group, Inc.	300,000	3.950%	8/15/38		285,000

ELECTRICAL COMPONENTS & EQUIPMENT - 1.5%
SunPower Corp.	160,000	1.250%	2/15/27		140,800
Suntech Power Holdings Co. Ltd.	345,000	3.000%	3/15/13		260,906
					401,706
ENTERTAINMENT - 0.5%
International Game Technology - 144A	125,000	3.250%	5/1/14		147,812

HEALTHCARE SERVICES / PRODUCTS - 2.1%
Kinetic Concepts, Inc. - 144A	620,000	3.250%	4/15/15		571,950

HOLDING COMPANIES - DIVERSIFIED - 0.9%
Leucadia National Corp.	210,000	3.750%	4/15/14		243,600

HOUSEHOLD PRODUCTS - 1.1%
Kimberly-Clark Corp.	250,000	6.125%	8/1/17		282,140

INTERNET - 2.8%
Symantec Corp.	531,000	1.000%	6/15/13		594,056
Verisign, Inc.	160,000	3.250%	8/15/37		136,600
					730,656
IRON / STEEL - 0.5%
Allegheny Technologies, Inc.	110,000	4.250%	6/1/14		122,237

MACHINERY - 1.0%
AGCO Corp.	277,000	1.250%	12/15/36		261,419

MINING - 3.5%
Newmont Mining Corp.	230,000	1.250%	7/15/14		274,850
Newmont Mining Corp.	400,000	1.625%	7/15/17		473,000
Newmont Mining Corp.	70,000	3.000%	2/15/12		83,741
Sterlite Industries India Ltd.	110,000	4.000%	10/30/14		109,034
					940,625
MISCELLANEOUS MANUFACTURING- 1.7%
Danaher Corp.	450,000	0.000%	1/22/21		456,948

OIL & GAS - 3.6%
Cameron International Corp.	130,000	2.500%	6/15/26		167,802
Chesapeake Energy Corp.	365,000	2.500%	5/15/37		323,481
Chesapeake Energy Corp.	50,000	2.500%	5/15/37		44,313
Chesapeake Energy Corp.	150,000	2.750%	11/15/35		146,428
Transocean, Inc.	285,000	1.500%	12/15/37		275,025
					957,049

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Appreciation & Income Fund (Continued)
October 31, 2009

	Principal	Interest	Maturity		Market
Security	Amount	Rate	Date		Value
PHARMACEUTICALS - 3.6%
Endo Pharmaceuticals Holdings, Inc. - 144A	$ 170,000	1.750%	4/15/15		$ 164,050
Mylan, Inc.	220,000	1.250%	3/15/12		219,555
Teva Pharmaceutical Finance	190,000	1.750%	2/1/26		222,538
Teva Pharmaceutical Finance	295,000	0.250%	2/1/26		335,931
					942,074
RETAIL - 0.8%
Best Buy, Inc.	190,000	2.250%	1/15/22		202,112

SEMICONDUCTORS - 2.1%
Intel Corp.	110,000	2.950%	12/15/35		100,285
Intel Corp. - 144A	175,000	3.250%	8/1/39		189,721
ON Semiconductor Corp.	292,000	2.625%	12/15/26		278,130
					568,136
TELECOMMUNICATIONS - 3.3%
CA, Inc.	250,000	1.625%	12/15/09		269,063
Nuance Communications, Inc.	610,000	2.750%	8/15/27		619,150
					888,213

TOTAL CONVERTIBLE BONDS
( Cost - $9,682,351)					10,486,257

TOTAL INVESTMENTS - 99.5%
( Cost - $25,101,295)					$ 26,376,438
OTHER ASSETS LESS LIABILITIES - 0.5%					149,360
NET ASSETS - 100.00%					$ 26,525,798
__________
*Non-income producing security
+Variable rate security. Interest rate shown is as of October 31, 2009
ADR - American Depositary Receipt
144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration normally to qualified institutional buyers.

Portfolio Composition * - Unaudited
Common Stock	46.71%
Convertible Bonds	39.76%
Preferred Stock	13.53%
Total	100.00%
* Based on total market value of investments as of October 31, 2009.
Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Large Cap Value Fund

Message from the Sub-Adviser (C.S. McKee, L.P.)

Large cap value stocks, as measured by the Russell 1000 Value Index, underperformed large cap growth stocks by a wide margin in the twelve months ended October 31, 2009.  C.S. McKee, L.P. (McKee) outperformed the benchmark index for the same time period despite the fact that lower priced, lower quality stocks outperformed the higher quality stocks that the portfolio generally held for most of the time period.  The sub-adviser cited stock selection as the main driver of performance with sector allocation enhancing performance also, but to a lesser degree.

The sub-adviser overweighted the energy sector in the year ended October 31, 2009, which added value to the portfolio.  The energy sector outperformed the benchmark return for most of the time period, barring the last months of 2008, when vast uncertainty about the economy hurt energy stocks.  McKee both overweighted the sector and outperformed it on a relative basis.  Apache Corporation (APA), an oil and gas producer held in the portfolio, returned more than 15 percent in the year ended October 31, 2009.

Exposure to the materials sector especially added to performance.  One stock in particular, Freeport-McMoRan Copper & Gold, Inc. (FCX), returned more than 150 percent in the 12-month period ending October 31, 2009.  The security comprised 2.8 percent of the portfolio on average over the time period and was the largest contributor to portfolio return during the fiscal year.

Stock selection in the financial sector detracted from performance as the sub-adviser stock selection underperformed the benchmark index by a wide margin.  McKee wisely underweighted financials as securities in that sector underperformed the overall index.  One holding in the portfolio, SunTrust Banks, Inc. (STI), was off more than 50 percent during the time period.  The sub-adviser plans to continue to underweight financials until there is greater visibility in the sector.

The telecommunications sector was another problem area in the portfolio as issue selection hurt performance on a relative basis.  As with the financial sector, McKee underweighted the telecommunications sector, which provided a slight positive for the portfolio.

Results in the consumer discretionary sector were mixed.  The portfolio outperformed consumer discretionary stocks contained in the index by a wide margin.  McKee underweighted the sector, however, which nullified most of the positive effect from security selection.

Going forward, the sub-adviser expects stocks to be volatile for the forseeable future.  No material changes are planned for the portfolio.  McKee is comfortable with the current portfolio and looks forward to higher quality stocks re-emerging as top performers.

Growth of $10,000 Investment – (Unaudited)

Total Returns as of October 31, 2009

	One Year	Annualized Three Years	Annualized Since Inception (12/10/04)
Class N	8.72%	(8.07)%	(1.05)%
Class C Class A with load of 5.75% Class A without load	7.57% 2.33% 8.55%	(9.00)% N/A N/A	(2.02)% (11.90)%* (10.05)%*
Russell 1000 Value Index	4.78%	(9.79)%	(1.21)%

*Class A commenced operations on January 3, 2007.

The Russell 1000 Value Index measures the performance of the 1,000 largest companies in the Russell 3000 Index with lower price-to-book ratios and lower forecasted growth values.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.85% for Class N, 2.85% for Class C and 2.10% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any.   The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358.

SCHEDULE OF INVESTMENTS
Dunham Large Cap Value Fund
October 31, 2009

		Market			Market
Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 100.0%			OIL - 21.2%
AEROSPACE & DEFENSE - 4.2%			Apache Corp.	17,932	$ 1,687,760
Honeywell International, Inc.	16,572	$ 594,769	Chevron Corp.	23,400	1,791,036
United Technologies Corp.	14,016	861,283	ConocoPhillips	23,796	1,194,083
		1,456,052	Marathon Oil Corp.	38,974	1,245,999
BANKS - 12.5%			Transocean Ltd. *	16,400	1,376,124
Bank of America Corp.	78,628	1,146,396			7,295,002
Bank of New York Mellon Corp.	36,700	978,422	PHARMACEUTICALS - 4.2%
JPMorgan Chase & Co.	24,102	1,006,741	AmerisourceBergen Corp.	34,800	770,820
SunTrust Banks, Inc.	26,014	497,128	Watson Pharmaceuticals, Inc. *	19,400	667,748
US Bancorp	27,907	648,001			1,438,568
		4,276,688	RAILROADS - 2.6%
COMPUTERS - 1.6%			Burlington Northern Santa Fe Corp.	12,000	903,840
Dell, Inc. *	38,400	556,416
			RETAIL - APPAREL - 1.8%
CONGLOMERATES - 8.8%			NIKE, Inc. - Cl. B	9,800	609,364
Dover Corp.	22,100	832,728
Emerson Electric Co.	16,352	617,288	RETAIL - AUTO PARTS - 2.6%
Fortune Brands, Inc.	13,967	544,015	AutoZone, Inc. *	6,636	897,917
General Electric Co.	70,927	1,011,419
		3,005,450	RETAIL - CONSUMER ELECTRONICS - 1.6%
COSMETICS/PERSONAL CARE - 3.7%			Best Buy Co., Inc.	14,100	538,338
Procter & Gamble Co.	21,700	1,258,600
			RETAIL - DISCOUNT - 2.1%
ELECTRIC UTILITIES - 4.5%			Wal-Mart Stores, Inc.	14,700	730,296
FPL Group, Inc.	10,236	502,588
Public Service Enterprise Group, Inc.	35,300	1,051,940	SEMICONDUCTORS - 3.1%
		1,554,528	Intel Corp.	56,528	1,080,250
HEALTHCARE SERVICES - 3.5%
Covance, Inc. *	10,800	558,144	SOFTWARE - 2.6%
Humana, Inc. *	16,800	631,344	Microsoft Corp.	32,200	892,906
		1,189,488
INDUSTRIAL EQUIPMENT - 1.2%			TELEPHONE-INTEGRATED - 2.1%
Ingersoll-Rand Plc	12,580	397,402	AT&T, Inc.	28,245	725,049

INSURANCE - 2.1%			TOBACCO - 4.4%
Allstate Corp.	24,432	722,454	Altria Group, Inc.	58,595	1,061,155
			Philip Morris International, Inc.	9,595	454,419
MEDICAL - 5.5%					1,515,574
Baxter International, Inc.	12,800	691,968
Laboratory Corp. of America Holdings *	8,902	613,259	TOTAL COMMON STOCK
Quest Diagnostics, Inc./DE	10,500	587,265	( Cost - $31,066,310)		34,330,514
		1,892,492
MINING - 4.1%			TOTAL INVESTMENTS - 100.0%
Freeport-McMoRan Copper & Gold, Inc. *	19,000	1,393,840	( Cost - $31,066,310)		$ 34,330,514
			OTHER ASSETS LESS LIABILITIES - 0.0%		8,251
			NET ASSETS - 100.0%		$ 34,322,263
*Non-income producing security.

Portfolio Composition * - Unaudited
Consumer Non-Cyclical	22.83%		Technology	7.37%
Energy	21.25%		Utilities	4.53%
Industrial	15.20%		Basic Materials	4.06%
Financial	14.56%		Communications	2.11%
Consumer Cyclical	8.09%		Total	100.00%
* Based on total market value of investments as of October 31, 2009.
Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Real Estate Stock Fund

Message from the Sub-Adviser (Ten Asset Management, Inc.)

Real estate securities saw significant volatility over the past 12 months as they bore the full effects of the recent financial crisis. This downturn was followed by an extensive rally during the bull market of the second and third quarters. The Dow Jones Wilshire Real Estate Securities Index managed a total return of 2.1 percent over the twelve month period ending October 31, 2009.

Retail REITs were among the hardest hit sectors of the real estate market during the initial downturn from 2008 through the beginning of 2009. The industry group posted a decline of approximately 48 percent from October 2008 to March 2009 lows. Retail REITs were largely affected by a considerable decrease in consumer confidence and spending over this period, which damaged the value of regional malls, factory outlets and strip centers. Industrial REIT also lagged in the first half of the year, declining by approximately 40 percent to February lows.

While the retail and industrial sectors were able to pare back losses during the subsequent market rally, the strongest industry group over the final two quarters of the year was commercial REITs. Within this sector, offices and hotels managed to generate superior returns. Over the second half of the fiscal year, office property REITs gained 31 percent and hotel REITs added 39 percent.

The sub-adviser, Ten Asset Management, Inc. (“Ten”), was able to capture gains during the real estate market rebound largely due to individual security selection. Though an overweight healthcare sector did aid the portfolio’s performance, overall sector allocation did not support performance as well as Ten’s stock picking ability. In particular, several strong securities were Simon Property Group (SPG), the Macerich Company (MAC) and Universal Health Realty Income (UHT). These holdings have provided returns of 113 percent, 72 percent, and 67 percent, respectively, as of the fiscal year end.

Looking forward, Ten believes that the significant run-up in REIT prices will slow as the consensus of economic recovery is digested. The relatively flat performance of REITs in the last several months of the fiscal year may hold to this theory. The sub-adviser currently favors equities with higher long-term momentum. While this focus may have lessened relative performance during the rapid market recovery, going forward Ten continues to believe in this fundamental approach. The sub-adviser intends to focus selectively on REITs with strong underlying asset values, instead of purely financing capabilities.

Growth of $10,000 Investment – (Unaudited)

Total Returns as of October 31, 2009

	One Year	Annualized Three Years	Annualized Since Inception (12/10/04)
Class N	3.89%	(16.09)%	(3.06)%
Class C Class A with load of 5.75% Class A without load	2.76% (2.35)% 3.64%	(16.95)% N/A N/A	(4.03)% (19.15)%* (17.44)%*
DJ Wilshire Real Estate Index	(0.11)%	(16.96)%	(2.63)%

*Class A commenced operations on January 3, 2007.

The Dow Jones Wilshire Real Estate Securities Index is a market-capitalization weighted index which provides a broad measure of the performance of publicly traded real estate securities.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.85% for Class N, 2.85% for Class C and 2.10% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358.

SCHEDULE OF INVESTMENTS
Dunham Real Estate Stock Fund
October 31, 2009

		Market			Market
Security	Shares	Value	Security	Shares	Value
REITs - 94.0%			OFFICE PROPERTY - 11.4% (Continued)
APARTMENTS - 9.6%			Highwoods Properties, Inc.	6,600	$ 181,632
Apartment Investment & Management Co. - Cl. A	4,000	$ 49,400	Mack-Cali Realty Corp.	600	18,570
Associated Estates Realty Corp.	6,700	61,104	SL Green Realty Corp.	700	27,132
AvalonBay Communities, Inc.	1,240	85,287			742,730
Equity Residential	5,900	170,392	REGIONAL MALLS - 16.0%
Mid-America Apartment Communities, Inc.	2,200	96,404	CBL & Associates Properties, Inc.	18,700	152,592
UDR Inc.	11,100	159,618	Glimcher Realty Trust	24,000	64,800
		622,205	Macerich Co.	7,291	217,272
DIVERSIFIED - 16.3%			Pennsylvania Real Estate Investment Trust	10,200	74,766
CapLease, Inc.	24,600	84,378	Simon Property Group, Inc.	7,843	532,461
Colonial Properties Trust	14,500	152,685			1,041,891
Digital Realty Trust, Inc.	300	13,539	SHOPPING CENTERS - 4.8%
Duke Realty Corp.	19,400	218,056	Cedar Shopping Centers Inc.	12,400	75,268
Liberty Property Trust	8,100	237,897	Federal Realty Investment Trust	400	23,612
Vornado Realty Trust	4,495	267,722	Inland Real Estate Corp.	11,700	100,386
Washington Real Estate Investment Trust	3,400	90,780	Kimco Realty Corp.	4,781	60,432
		1,065,057	Ramco-Gershenson Properties Trust	5,700	50,388
					310,086
HEALTH CARE - 16.2%			SINGLE TENANT - 1.8%
HCP, Inc.	14,200	420,178	Getty Realty Corp.	4,700	115,197
Health Care REIT, Inc.	5,400	239,598
National Health Investors, Inc.	3,400	102,000	STORAGE - 3.5%
Nationwide Health Properties	700	22,575	AMB Property Corp.	1,000	21,980
Omega Healthcare Investors, Inc.	3,000	45,480	Public Storage	2,782	204,755
Universal Health Realty Income Trust	1,000	31,750			226,735
Ventas, Inc.	4,800	192,624	WAREHOUSE - 3.6%
		1,054,205	ProLogis	20,900	236,797
HOTELS - 8.5%
Hersha Hospitality Trust	22,800	58,368	TOTAL REITs
Hospitality Properties Trust	10,800	208,548	(Cost - $5,071,625)		6,115,262
Host Hotels & Resorts, Inc.	16,968	171,547
LaSalle Hotel Properties	6,600	113,256	EXCHANGE TRADED FUNDS - 4.7%
		551,719	REAL ESTATE SECTOR FUND - 4.7%
MANUFACTURED HOMES - 2.3%			SPDR Dow Jones REIT ETF	7,000	304,710
Equity Lifestyle Properties, Inc.	3,200	148,640	(Cost - $315,559)

OFFICE PROPERTY - 11.4%			TOTAL INVESTMENTS - 98.7%
Boston Properties, Inc.	3,100	188,387	(Cost - $5,387,184)		$ 6,419,972
Brandywine Realty Trust	16,500	157,740	OTHER ASSETS LESS LIABILITIES - 1.3%		84,470
Corporate Office Properties	5,100	169,269	NET ASSETS - 100.00%		$ 6,504,442

________________
REIT - Real Estate Investment Trust

Portfolio Composition * - Unaudited
Diversified	16.59%		Exchange Traded Funds	4.75%
Health Care	16.42%		Warehouse/Industrial	4.03%
Regional Malls	16.23%		Storage	3.19%
Office Property	11.57%		Manufactured Homes	2.32%
Apartments	9.69%		Single Tenant	1.79%
Hotels	8.59%		Total	100.00%
Shopping Centers	4.83%
* Based on total market value of investments as of October 31, 2009.
Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham International Stock Fund

Message from the Sub-Adviser (Arrowstreet Capital, L.P.)

The past fiscal year witnessed first a sharp decline followed by a significant rebound in international markets, as measured by the MSCI AC World Ex. U.S. Index. The index gained 34.8 percent over the twelve month period ending October 31, 2009. Much of this gain was made during a lengthy bull market over the final two quarters of the fiscal year. Emerging markets appeared to be especially resilient, rebounding well off of early lows; the MSCI Emerging Markets Index returned a gross 64.6 percent over the past fiscal year. As with international markets overall, much of this spectacular rally occurred in the fiscal year’s final two quarters.

The U.S. Federal Reserve’s easy lending policy over the past year likely contributed to gains in many international currencies as the dollar declined to record levels. Once markets stabilized off of March lows, this lending policy appears to have helped spur strong equities growth, especially in international markets. Arrowstreet Capital Limited Partnership (“Arrowstreet”) was able to take significant advantage of the early decline in international markets and a perceived mispricing of many securities.

On a sector level, Arrowstreet viewed mispricings in healthcare and information technology equities during the first half of the fiscal year as excellent opportunities for overweight allocations. These two sectors performed extremely well in the international equities rebound during the final two quarters of the fiscal year. Arrowstreet’s aggressive purchases in the second and third quarters aided the Fund’s outperformance of the MSCI AC World Ex. U.S. Index in the subsequent rally over the second half of the fiscal year.

In terms of individual holdings, some of the Fund’s strongest current performers include Electrolux AB (ELUXB), Telefonica S.A. (TEF SM) and Nordea Bank (NDA SS). These equities have gained 160 percent, 46 percent and 81 percent, respectively, since substantial additions to the portfolio earlier this year.

Toward the end of the fiscal year, Arrowstreet perceived fewer opportunities at the individual security level due to the significant run up in international markets. The sub-adviser began to shift into more defensive holdings in the final quarter of the year. This transition included increasing allocation in financials and lessening exposure to information technology and healthcare. Arrowstreet also began a strategic shift from focusing on sector allocation to focusing on country allocation, where the sub-adviser believes there remain better mispricing opportunities.

Growth of $10,000 Investment – (Unaudited)

Total Returns as of October 31, 2009

	One Year	Annualized Three Years	Annualized Since Inception (12/10/04)
Class N	39.44%	(4.04)%	3.42%
Class C Class A with load of 5.75% Class A without load	38.03% 31.03% 39.00%	(4.99)% N/A N/A	2.41% (9.16)%* (7.24)%*
MSCI ACW ex US Index	34.79%	(2.49)%	6.58%

*Class A commenced operations on January 3, 2007

The MSCI All Country World Index ex US is a free float-adjusted market capitalization index designed to measure equity market performance in the global developed and emerging markets excluding holdings in the United States.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.73% for Class N, 2.73% for Class C and 1.98% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distribution.  For performance information current to the most recent month-end, please call 1-800-442-4358.

SCHEDULE OF INVESTMENTS
Dunham International Stock Fund
October 31, 2009

		Market			Market
Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 97.8%			COMMERCIAL BANKS - 12.3%- Continued
AEROSPACE/DEFENSE - 1.8%			Credicorp Ltd.	666	$ 45,974
BAE Systems PLC	38,769	$ 200,379	Credit Agricole SA	2,244	43,099
European Aeronautic Defence and			Credit Suisse Group AG	387	20,721
Space Co. NV	3,035	56,983	Deutsche Bank AG	417	29,975
Finmeccanica SpA	5,587	94,002	FirstRand Ltd.	116,082	261,264
Rolls-Royce Group PLC *	41,509	307,569	Fortis *	6,722	-
		658,933	Governor & Co. of the Bank of Ireland *	35,081	88,231
AGRICULTURE - 0.7%			Hang Seng Bank Ltd.	6,600	93,238
British American Tobacco PLC	1,159	37,109	Nordea Bank AB	70,007	755,998
Golden Agri-Resources Ltd. *	144,240	43,510	Resona Holdings, Inc.	1,500	18,160
Swedish Match AB	3,800	78,466	Royal Bank of Canada	5,404	273,137
Wilmar International Ltd.	24,000	106,059	Standard Bank Group Ltd	19,027	237,296
		265,144	Sumitomo Trust & Banking Co. Ltd	50,000	259,018
AUTO MANUFACTURERS - 1.4%			Svenska Handelsbanken AB	1,130	29,379
Kia Motors Corp	1,394	21,228	Swedbank AB *	11,165	96,768
Nissan Motor Co. Ltd. *	40,800	293,555	Toronto-Dominion Bank	4,800	275,975
Renault SA *	4,760	213,580	Turkiye Garanti Bankasi AS	39,079	142,331
		528,363	Turkiye Halk Bankasi AS	30,633	183,863
AUTO PARTS & EQUIPMENT - 3.3%			Turkiye Is Bankasi	58,046	220,481
Aisin Seiki Co. Ltd.	4,200	106,180	Turkiye Vakiflar Bankasi Tao *	72,570	176,502
Compagnie Generale des Etablissements			United Overseas Bank Ltd.	28,000	336,406
Michelin Cl. B	2,651	196,901			4,649,345
Denso Corp.	5,300	143,989	COMMERCIAL SERVICES - 1.2%
Exedy Corp.	4,500	92,003	Dai Nippon Printing Co. Ltd.	4,000	49,832
GKN PLC *	57,541	101,156	Secom Co. Ltd.	8,400	389,694
NHK Spring Co. Ltd.	2,000	15,527	Toppan Printing Co. Ltd.	2,000	17,773
Stanley Electric Co. Ltd.	7,200	140,178			457,299
Tokai Rika Co. Ltd.	3,600	73,923	COMPUTERS - 1.8%
Toyoda Gosei Co. Ltd.	1,200	33,449	Compal Electronics, Inc.	30,000	37,503
Valeo SA *	10,889	296,377	Fujitsu Ltd.	72,000	421,582
		1,199,683	Qisda Corp. *	74,000	41,042
BEVERAGES - 0.7%			Quanta Computer, Inc.	56,000	105,925
Cia de Bebidas das Americas	2,900	266,117	Wistron Corp.	53,000	88,719
					694,771
CHEMICALS - 0.5%			DISTRIBUTION/WHOLESALE - 1.9%
BASF SE	1,779	96,006	Jardine Cycle & Carriage Ltd.	11,000	181,061
LG Chem Ltd.	258	44,469	Mitsui & Co. Ltd.	12,900	168,451
Nan Ya Plastics Corp.	1,570	2,497	Sojitz Corp.	87,600	160,805
Nissan Chemical Industries Ltd.	1,000	12,815	Toyota Tsusho Corp.	13,200	187,661
Nitto Denko Corp.	200	6,006			697,978
TSRC Corp.	16,000	18,636	DIVERSIFIED FINANCIAL SERVICES - 3.1%
Ube Industries Ltd/Japan	7,000	17,936	Babcock & Brown Ltd. *	35,609	-
		198,365	BM&FBOVESPA SA	55,100	358,788
COMMERCIAL BANKS - 12.3%			China Development Financial
ABSA Group Ltd.	10,695	169,173	Holding Corp. *	252,000	65,641
Akbank TAS	53,434	289,481	Hong Kong Exchanges and
Anglo Irish Bank Corp. Ltd. *	17,904	-	Clearing Ltd.	28,600	503,431
Bank of Montreal	2,636	122,835	Investec Ltd.	7,240	53,387
BNP Paribas	3,492	263,767	Redecard SA	8,800	130,557
BOC Hong Kong Holdings Ltd.	79,500	182,999	RMB Holdings Ltd.	8,950	32,650
Commerzbank AG *	3,184	33,274	Singapore Exchange Ltd.	5,000	28,399
					1,172,853

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham International Stock Fund (Continued)
October 31, 2009

		Market			Market
Security	Shares	Value	Security	Shares	Value
ELECTRIC - 1.7%			HEALTHCARE-PRODUCTS - 0.5%
Centrais Eletricas Brasileiras SA	12,700	$ 182,808	Cie Generale d'Optique Essilor
Cia Energetica de Sao Paulo	5,100	59,981	International SA	3,040	$ 170,666
Eletropaulo Metropolitana Eletricidade
de Sao Paulo SA	5,400	102,947	HEALTHCARE-SERVICES - 0.0%
Hongkong Electric Holdings Ltd.	20,000	106,957	MDS, Inc. *	1,718	13,712
National Grid PLC	18,756	186,632
		639,325	HOLDING COMPANIES-DIVERSIFIED - 3.2%
ELECTRICAL EQUIPMENT - 0.3%			Dogan Sirketler Grubu Holdings	155,561	102,642
Brother Industries Ltd.	5,900	66,793	Haci Omer Sabanci Holding AS	41,061	150,556
Prysmian SpA	1,617	28,507	Hutchison Whampoa Ltd.	6,000	42,113
		95,300	Imperial Holdings Ltd.	11,629	119,632
ELECTRONICS - 4.8%			Investimentos Itau SA	28,100	161,373
Alps Electric Co. Ltd. *	17,100	106,125	Keppel Corp. Ltd.	30,000	172,810
Chunghwa Picture Tubes *	243,000	24,927	KOC Holding AS *	52,708	134,663
Coretronic Corp.	92,000	100,724	Noble Group Ltd.	87,000	159,364
HannStar Display Corp. *	710,000	133,859	Remgro Ltd.	3,385	39,596
Koninklijke Philips Electronics NV	41,030	1,033,449	Swire Pacific Ltd. Cl A	6,000	73,118
Laird PLC	26,230	62,815	Wharf Holdings Ltd.	10,000	54,031
Laird PLC Rights *	13,115	8,757			1,209,898
LG Display Co. Ltd.	3,490	83,528	HOME BUILDERS - 0.1%
Mitsumi Electric Co. Ltd.	10,100	202,581	Taylor Wimpey PLC *	84,420	51,508
NEC Corp. *	17,000	48,045
WPG Holdings Co. Ltd.	15,000	20,520	HOME FURNISHINGS - 1.9%
		1,825,330	Arcelik *	22,672	74,255
ENGINEERING & CONSTRUCTION - 0.1%			Electrolux AB Ser B *	26,101	629,430
Aveng Ltd.	4,672	24,759			703,685
Skanska AB B Shares	1,763	26,030	HOME PRODUCTS - 0.3%
		50,789	Husqvarna AB B Shares *	19,899	126,069
ENTERTAINMENT - 0.1%
Ladbrokes PLC	17,445	34,937	INSURANCE - 2.4%
			Aviva PLC	20,719	130,211
FOOD - 2.6%			AXA SA	7,790	194,254
BIM Birlesik Magazalar AS	747	27,162	Dongbu Insurance Co. Ltd.	2,620	79,514
Compass Group PLC	37,652	239,804	Sampo Oyj A Shares	419	10,056
Delhaize Group SA	328	22,341	Samsung Fire & Marine Insurance
J Sainsbury PLC	1,523	8,259	Co. Ltd.	1,096	199,587
Koninklijke Ahold NV	25,995	328,309	Sanlam Ltd.	34,544	94,769
Parmalat SpA	49,043	136,285	Sun Life Financial, Inc.	5,246	144,163
Shoprite Holdings Ltd.	5,790	47,147	Swiss Reinsurance Co. Ltd.	894	36,463
Unilever NV	6,151	190,035	Zurich Financial Services AG	92	21,101
		999,342			910,118
			IRON/STEEL - 1.2%
FOREST PRODUCTS & PAPER - 0.5%			ArcelorMittal South Africa Ltd.	338	4,540
Mondi PLC	15,145	83,749	Hyundai Steel Co.	2,372	150,709
Svenska Cellulosa AB B Shares	6,642	91,825	Kumba Iron Ore Ltd.	2,618	78,107
		175,574	Mechel - ADR	7,304	125,337
GAS - 0.2%			Novolipetsk Steel GDR	1,300	34,060
Hong Kong & China Gas Co. Ltd.	25,000	60,146	Severstal GDR	2,688	19,515
			ThyssenKrupp AG	1,749	56,359
					468,627

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham International Stock Fund (Continued)
October 31, 2009

		Market			Market
Security	Shares	Value	Security	Shares	Value
LODGING - 0.3%			PHARMACEUTICALS - 12.2%
City Developments Ltd.	6,000	$ 42,134	Astellas Pharma, Inc.	10,800	$ 395,435
Intercontinental Hotels Group PLC	5,818	74,755	AstraZeneca PLC	26,328	1,187,448
		116,889	Chugai Pharmaceutical Co. Ltd.	2,400	46,685
MACHINERY-CONSTRUCTION & MINING - 1.2%			GlaxoSmithKline PLC - ADR	25,495	1,049,374
Atlas Copco AB A Shares	17,856	240,893	Novo Nordisk A/S B Shares	165	10,278
Atlas Copco AB B Shares	16,385	196,415	Ono Pharmaceutical Co. Ltd.	300	14,162
		437,308	Orion Oyj Cl. B	2,234	42,565
MEDIA - 0.4%			Sanofi-Aventis SA	17,916	1,316,775
ITV PLC	5,461	3,839	Santen Pharmaceutical Co. Ltd.	2,100	71,642
Singapore Press Holdings Ltd.	41,000	112,536	Shionogi & Co. Ltd.	1,000	21,449
Thomson Reuters Corp.	1,449	46,086	Takeda Pharmaceutical Co. Ltd.	11,300	449,356
		162,461			4,605,169
METAL FABRICATE/HARDWARE - 0.2%			REAL ESTATE - 2.7%
Vallourec SA	410	64,726	Cheung Kong Holdings Ltd.	16,000	203,059
			Chinese Estates Holdings Ltd.	58,000	99,435
MINING - 4.1%			Hang Lung Properties Ltd.	51,000	192,737
BHP Billiton PLC	9,430	255,314	Hysan Development Co. Ltd.	30,000	88,602
Boliden AB	10,033	121,547	Keppel Land Ltd.	11,000	21,930
Eurasian Natural Resources Corp.	5,023	68,620	New World Development Ltd.	49,000	105,469
KGHM Polska Miedz SA	8,812	297,683	Sun Hung Kai Properties Ltd.	21,000	318,159
MMC Norilsk Nickel - ADR *	20,870	267,553			1,029,391
Southern Copper Corp.	13,051	411,107	RETAIL - APPAREL/SHOES - 2.0%
Sumitomo Metal Mining Co. Ltd.	8,000	125,797	Esprit Holdings Ltd.	7,700	51,258
		1,547,621	Hennes & Mauritz AB B Shares	10,967	626,744
MISCELLANEOUS MANUFACTURING - 0.5%			Next PLC	3,281	96,689
FUJIFILM Holdings Corp.	4,400	124,377			774,691
IMI Plc	9,846	69,856	RETAIL - BUILDING PRODUCTS - 0.2%
		194,233	Kingfisher PLC	19,734	72,488
OFFICE/BUSINESS EQUIPMENT - 0.2%
Canon, Inc.	1,800	67,479	RETAIL - CONVENIENCE STORE - 0.6%
Seiko Epson Corp.	800	12,297	Alimentation Couche Tard, Inc.	6,600	116,382
		79,776	CP ALL PCL	75,900	42,804
OIL & GAS - Integrated - 8.2%			FamilyMart Co. Ltd.	1,600	47,387
BG Group PLC	5,087	88,000			206,573
BP PLC	100,052	941,904	RETAIL - MAJOR DEPARTMENT STORE - 1.0%
ENI SpA	4,016	99,728	Home Retail Group PLC	45,574	218,119
Gazprom OAO - ADR	3,171	76,580	Pick n Pay Stores Ltd.	26,915	139,808
Lukoil - ADR	38	2,174			357,927
Nippon Mining Holdings, Inc.	29,500	130,857	RETAIL - MISC/DIVERSIFIED - 0.2%
Royal Dutch Shell PLC A Shares	19,193	568,886	Woolworths Holdings Ltd/South Africa	40,086	89,433
Royal Dutch Shell PLC	4,552	135,320
Royal Dutch Shell PLC B Shares	27,854	805,690	RETAIL - PUBS - 0.4%
Tupras Turkiye Petrol Rafine	14,255	245,559	Enterprise Inns Plc	39,979	77,624
		3,094,698	Punch Taverns PLC *	51,316	69,967
OIL & GAS SERVICES - 0.2%					147,591
Petrofac Ltd.	186	2,874	RETAIL - RESTAURANTS - 0.1%
Technip SA	1,372	86,306	Whitbread PLC	1,560	32,599
		89,180

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham International Stock Fund (Continued)
October 31, 2009

		Market			Market
Security	Shares	Value	Security	Shares	Value
SEMICONDUCTORS - 3.7%			TRANSPORTATION - 0.7%
ASM Pacific Technology Ltd.	6,200	$ 48,199	ComfortDelgro Corp. Ltd.	35,000	$ 38,119
Macronix International	409,727	207,673	Korea Line Corp.	1,029	41,821
MediaTek, Inc.	3,000	41,985	Orient Overseas International Ltd.	16,500	80,503
Novatek Microelectronics Corp. Ltd.	77,225	174,212	Pacific Basin Shipping Ltd.	72,000	52,912
Samsung Electronics Co. Ltd.	747	449,571	Yamato Holdings Co. Ltd.	2,600	38,137
Samsung Electronics Co. Ltd. Pfd	99	39,665			251,492
Taiwan Semiconductor Manufacturing			WATER - 0.1%
Co. Ltd.	72,124	130,823	Cia de Saneamento Basico do Estado
United Microelectronics Corp. *	654,000	314,363	de Sao Paulo	2,000	39,012
		1,406,491
SHIPBUILDING - 0.3%			TOTAL COMMON STOCK
SembCorp Marine Ltd.	42,000	102,680	( Cost - $34,129,567)		36,866,161

TELECOMMUNICATIONS - 9.7%
Belgacom SA	4,261	160,015
Brasil Telecom SA	5,500	47,362	TOTAL INVESTMENTS - 97.8%
BT Group PLC	23,403	50,416	( Cost - $34,129,567)		$ 36,866,161
France Telecom SA	5,446	135,304	OTHER ASSETS LESS LIABILITIES - 2.2%		814,247
Koninklijke KPN NV	5,874	106,830	NET ASSETS - 100.0%		$ 37,680,408
Mobile Telesystems OJSC - ADR	4,800	217,440
Partner Communications Co. Ltd.	4,710	89,471
Portugal Telecom SGPS SA	9,200	105,440
SES SA	503	10,928
Tele2 AB B Shares	15,660	229,649
Telecom Corp. of New Zealand Ltd.	81,938	148,961
Telefonaktiebolaget LM Ericsson B Shares	76,856	807,877
Telefonica SA	48,487	1,357,674
Telkom SA Ltd.	4,548	25,462
Vimpel-Communications - ADR *	8,200	147,026
		3,639,855

*Non-income producing security
ADR - American Depositary Receipts
GDR - Global Depositary Receipts

Portfolio Composition * - Unaudited
Other Countries	20.80%		Hong Kong	6.82%
United Kingdom	15.77%		Turkey	4.74%
Japan	12.42%		Taiwan	4.09%
Sweden	11.00%		South Africa	3.84%
Netherlands	8.75%		Spain	3.68%
France	8.09%		Total	100.00%
* Based on total market value of investments as of October 31, 2009.
Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Small Cap Value Fund

Message from the Sub-Adviser (Denver Investment Advisors LLC)

Small capitalization value equities eked out a positive return over the past fiscal year, despite the concentrated effects of the recent recession and market downturn on small cap securities. The Russell 2000 Value Index returned 1.9 percent over the twelve month period ending October 31, 2009. Over this same time period the small cap value asset class underperformed large cap value equities, as measured by the Russell 1000 Value Index, by approximately 290 bps.

Small cap value equities witnessed an extremely volatile fiscal year as the asset class rose by approximately 85 percent off of March lows to October highs. The lengthy rally over the final two quarters of the fiscal year aided in erasing the significant decline of the first two quarters. Many individual sectors have reflected this market volatility over the past fiscal year, including energy and consumer staples, which have been strong performers in the portfolio.

The sub-adviser’s sector selection appeared prescient during the first and second quarter market downturn. A 3 percent underweight to the financial services sector greatly aided relative performance versus the benchmark index, which has approximately 29 percent allocated to financials. This underweight benefited the portfolio on a relative basis, as the financial services sector was a strong underperformer and a driving force behind the recent economic crisis.

Denver Investment Advisors, LLC (“Denver”) holds a belief that higher-priced small cap equities will perform better in the market rebound, which led the sub-adviser to avoid equities priced under $5.00 in favor of stocks at or above $30.00. These higher-priced equities generally pay dividends and are well-positioned against potential market downturns. While the portfolio lagged the benchmark during the third fiscal quarter, Denver’s strategic allocations recently began to show positive results with benchmark outperformance in the fourth fiscal quarter.

On an individual equity basis, some of the strongest performing securities include Tupperware Corporation (TUP), Chicago Bridge & Iron Company N.V. (CBI) and Casey’s General Stores Inc. (CASY). As of the fiscal year end on October 31, 2009, these current holdings have provided 61 percent, 113 percent and 40 percent returns, respectively.  The sub-adviser takes into consideration each of the broad sectors during its investment process. Denver has utilized a strict bottom up approach to stock selection over the past twelve months, a strategy the sub-adviser intends to continue with going forward. Denver believes the coming fiscal year will see a continuation of the U.S. Federal Reserve’s low interest rate policy to combat high unemployment and low consumer confidence.

Growth of $10,000 Investment – (Unaudited)

Total Returns as of October 31, 2009

	One Year	Annualized Three Years	Annualized Since Inception (12/10/04)
Class N	5.54%	(9.15)%	(3.55)%
Class C Class A with load of 5.75% Class A without load	4.51% (.65)% 5 35%	(10.03)% N/A N/A	(4.48)% (13.44)%* (11.62)%*
Russell 2000 Value Index	1.96%	(10.26)%	(1.54)%

*Class A commenced operations on January 3, 2007.

The Russell 2000 Value Index measures the performance of the 2000 smallest companies with lower price-to-book ratios and lower forecasted growth values.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.89% for Class N, 2.89% for Class C and 2.14% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.  For performance information current to the most recent month-end, please call 1-800-442-4358.

SCHEDULE OF INVESTMENTS
Dunham Small Cap Value Fund
October 31, 2009

		Market			Market
Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 99.9%			HOUSEHOLD PRODUCTS - 8.2%
AEROSPACE & DEFENSE - 2.3%			Ennis, Inc.	16,930	$ 256,489
Triumph Group, Inc.	7,570	$ 354,352	Lancaster Colony Corp.	6,255	303,868
			Tupperware Brands Corp.	10,900	490,718
APPAREL - 0.7%			Toro Co.	5,650	209,163
Columbia Sportswear Co.	2,650	100,832			1,260,238
			INDUSTRIAL - 0.8%
BANKS - 9.7%			Lincoln Electric Holdings, Inc.	2,615	124,056
Astoria Financial Corp.	20,100	200,598
Bank of the Ozarks, Inc.	2,900	65,975	INSURANCE - 10.1%
Community Bank System, Inc.	11,100	206,571	American Equity Investment Life Holding Co.	34,950	229,621
CVB Financial Corp.	9,900	79,299	Assured Guaranty Ltd.	10,375	172,018
Independent Bank Corp/Rockland MA	3,300	70,191	Endurance Specialty Holdings Ltd.	5,000	179,950
PacWest Bancorp	12,595	213,863	Infinity Property & Casualty Corp.	1,800	69,606
Westamerica Bancorporation	4,725	225,855	Max Capital Group Ltd.	12,910	266,592
Whitney Holding Corp/LA	19,500	156,585	Platinum Underwriters Holdings Ltd.	7,915	283,120
Wintrust Financial Corp.	9,150	258,122	Safety Insurance Group, Inc.	3,850	128,859
		1,477,059	StanCorp Financial Group, Inc.	6,050	222,095
COMMERCIAL SERVICES - 2.8%					1,551,861
Brink's Co.	10,150	240,859	IRON/STEEL - 0.9%
CDI Corp.	15,820	192,688	Schnitzer Steel Industries, Inc.	3,300	142,692
		433,547
DISTRIBUTION WHOLESALERS - 2.7%			MACHINERY - 0.8%
Owens & Minor, Inc.	10,075	411,967	Albany International Corp.	7,685	128,032

DIVERSIFIED FINANCIAL SERVICES - 0.9%			METAL FABRICATION - 1.3%
SWS Group, Inc.	10,312	137,975	Worthington Industries, Inc.	17,950	198,348

ELECTRIC - 1.2%			OFFICE FURNISHINGS - 1.2%
UIL Holdings Corp.	7,000	179,760	Knoll, Inc.	18,000	176,400

ELECTRICAL COMPONENTS - 3.5%			OIL & GAS - 4.0%
Belden, Inc.	23,520	539,784	Holly Corp.	10,240	297,062
			St Mary Land & Exploration Co.	9,250	315,425
ELECTRONICS - 1.9%					612,487
Park Electrochemical Corp.	12,650	284,372	PACKAGING & CONTAINERS - 2.1%
			Temple-Inland, Inc.	21,150	326,767
ENGINEERING & CONSTRUCTION - 1.9%
Chicago Bridge & Iron Co. NV	15,750	296,257	PHARMACEUTICALS - 1.1%
			Biovail Corp.	12,350	166,231
ENVIRONMENTAL CONTROL - 1.1%
EnergySolutions, Inc.	19,850	165,549	REITs - APARTMENTS - 2.5%
			American Campus Communities, Inc.	8,450	228,319
GAS - 3.9%			Mack-Cali Realty Corp.	4,900	151,655
Northwest Natural Gas Co.	6,210	259,640			379,974
South Jersey Industries, Inc.	9,595	338,608	REITs - HOTELS - 1.6%
		598,248	DiamondRock Hospitality Co. *	31,200	237,432
HEALTHCARE PRODUCTS - 4.5%
Cooper Cos , Inc.	7,200	201,672	REITs - MANUFACTURED HOMES - 1.1%
Meridian Bioscience, Inc.	11,540	256,073	Equity Lifestyle Properties, Inc.	3,700	171,865
STERIS Corp.	7,900	231,154
		688,899

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Small Cap Value Fund (Continued)
October 31, 2009

		Market			Market
Security	Shares	Value	Security	Shares	Value
REITs - MORTGAGE - 1.8%			RETAIL - RESTAURANT - 2.2%
MFA Financial, Inc.	37,505	$ 278,287	Bob Evans Farms, Inc.	12,940	$ 339,934

REITs - OFFICE PROPERTY - 1.4%			RETAIL - SPECIALTY - 2.1%
Brandywine Realty Trust	7,500	71,700	Cash America International, Inc.	10,610	321,059
Parkway Properties, Inc.	8,230	145,259
		216,959	SEMICONDUCTORS - 0.2%
RENTAL & LEASING SERVICES - 1.1%			Cohu, Inc.	2,350	26,743
Aaron's, Inc.	6,370	159,568
			SOFTWARE - 2.4%
RETAIL - APPAREL - 5.6%			Blackbaud, Inc.	16,550	367,244
Finish Line, Inc.	14,800	150,072
Foot Locker, Inc.	25,450	266,716	TELECOMMUNICATIONS - 3.1%
Regis Corp.	11,400	185,136	Adtran, Inc.	20,775	478,656
Stage Stores, Inc.	21,862	257,972
		859,896	TRANSPORTATION - 2.2%
RETAIL - CONVENIENCE STORES - 4.3%			Arkansas Best Corp.	6,000	154,920
Casey's General Stores, Inc.	17,325	546,257	Tidewater, Inc.	4,400	183,348
Fred's, Inc.	9,700	114,848			338,268
		661,105	TOTAL COMMON STOCK
RETAIL- JEWELRY - 0.7%			( Cost - $14,574,392)		15,300,018
Movado Group, Inc.	10,240	107,315
			TOTAL INVESTMENTS - 99.9%
			( Cost - $14,574,392)		$ 15,300,018
			OTHER ASSETS LESS LIABILITIES - 0.1%		19,258
			NET ASSETS - 100.0%		$ 15,319,276

*Non-income producing security.

Portfolio Composition * - Unaudited
Financial	29.09%		Energy	4.00%
Industrial	20.29%		Communications	3.13%
Consumer Cyclical	20.13%		Technology	2.58%
Consumer Non-Cyclical	14.76%		Basic Materials	0.93%
Utilities	5.09%		Total	100.00%
* Based on total market value of investments as of October 31, 2009.
Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Large Cap Growth Fund

Message from the Sub-Adviser (Rigel Capital, LLC)

Large cap growth stocks, as measured by the Russell 1000 Growth Index, increased 17.5 percent over the 12-month period ending October 31, 2009.  The majority of this positive performance took place during the past 8 months, as large cap growth stocks surged 42.4 percent.

The sub-adviser believes that it was late to shift away from its defensive positioning as the market rebounded off of its March lows. Specifically, Rigel Capital, LLC (“Rigel”) acknowledges that it was late buying what it believes to be aggressive and offensively positioned stocks, which led the rebound.  The portfolio’s defensive positioning was not adjusted quickly enough in the changing environment, which hurt performance as the strength of the rally was in what Rigel considers to be more offensive names in the large cap growth universe. The portfolio still trails significantly behind its benchmark on a year-to-date basis but has witnessed significant improvement in recent months as a result of the change to a more offensive portfolio.

During the past 12 months ending October 31, 2009, Rigel shifted its exposure from an underweight in the technology sector to a significant overweight which bolstered recent relative performance, as the sector exceeded the index returns by 14.8 percent. However, since the market’s low in March, the technology sector has rebounded 68.0 percent, and Rigel had not yet positioned the portfolio to be overweight the sector until the run-up had already started. The portfolio benefitted from Rigel’s stock selection within the technology sector, as names such as Apple Inc. (AAPL) and International Business Machines Corporation (IBM) have experienced very positive increases since mid-March. AAPL and IBM gained 126.8 percent and 45.9 percent, respectively. These significant upswings brought 12-month returns for AAPL and IBM up to 75.2 and 32.5 percent, respectively.

Although the sub-adviser continues to watch the results of the attempts at healthcare reform closely, Rigel believes that there are strong growth names in that space. Rigel has increased its weighting in healthcare to be more in line with the benchmark. Also, Rigel reduced the portfolio weightings in the financial services and consumer discretionary sectors, which hurt performance on a relative basis, as these sectors were among the top three best performers over the most recent four months and in the top four best performers over the past 12 months. The financial services and consumer discretionary sectors increased 26.2 and 18.8 percent, respectively, over the past 12 months ending October 31, 2009. In the past four months these two sectors increased 14.5 and 13.7 percent, respectively.

Going forward, Rigel remains optimistic due to the conversations that have taken place with the management of the firms that it follows.  Based on these conversations, Rigel believes that the economic recovery and the stock market rally will continue through the middle of 2010.  As a result, the sub-adviser is hopeful that by positioning the portfolio more aggressively it may provide positive relative performance versus the benchmark index.

Growth of $10,000 Investment – (Unaudited)

Total Returns as of October 31, 2009

	One Year	Annualized Three Years	Annualized Since Inception (12/10/04)
Class N	(1.27)%	(10.45)%	(4.44)%
Class C Class A with load of 5.75% Class A without load	(2.63)% (7.21)% (1.59)%	(11.38)% N/A N/A	(5.40)% (13.67)%* (11.86)%*
Russell 1000 Growth Index	17.51%	(4.05)%	0.21%

*Class A commenced operations on January 3, 2007.

The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including cost of underlying funds, are 1.78% for Class N, 2.78% for Class C and 2.03% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358.

SCHEDULE OF INVESTMENTS
Dunham Large Cap Growth Fund
October 31, 2009

		Market				Market
Security	Shares	Value		Security	Shares	Value
COMMON STOCK - 99.5%				INTERNET - 9.9%
BANKS - 4.3%				Amazon.com, Inc. *	8,964	$ 1,065,013
Goldman Sachs Group, Inc.	4,791	$ 815,284		Google, Inc. - Cl. A *	2,204	1,181,608
HDFC Bank Ltd. - ADR	4,310	476,729		McAfee, Inc. *	18,288	765,901
JPMorgan Chase & Co.	9,014	376,515		NetFlix, Inc. *	4,070	217,542
		1,668,528		Priceline.com, Inc. *	3,493	551,160
BEVERAGES - 4.3%						3,781,224
Companhia de Bebidas das Americas-ADR	7,794	702,084		MACHINERY-CONSTR & MINING - 2.0%
Coca-Cola Enterprises, Inc.	50,502	963,073		Caterpillar, Inc.	13,880	764,233
		1,665,157
BIOTECHNOLOGY - 2.1%				MEDIA - 2.2%
Alexion Pharmaceuticals, Inc. *	10,608	471,101		Discovery Communications, Inc. *	31,384	863,060
Life Technologies Corp. *	6,735	317,690
		788,791		MISCELLANEOUS MANUFACTURING - 1.6%
CHEMICALS - 1.2%				3M Co.	8,360	615,045
Praxair, Inc.	5,943	472,112
				OIL & GAS - 5.8%
COMMERCIAL SERVICES - 1.4%				Occidental Petroleum Corp.	12,816	972,478
Visa, Inc. - Cl. A	7,035	532,972		Petroleo Brasileiro SA - ADR	6,688	309,119
				Southwestern Energy Co. *	7,597	331,077
COMPUTERS - 15.6%				Ultra Petroleum Corp. *	12,332	598,719
Apple, Inc. *	8,946	1,686,321				2,211,393
Cognizant Technology Solutions Corp. *	12,086	467,124
EMC Corp. *	42,310	696,846		OIL & GAS SERVICES - 0.6%
Hewlett-Packard Co.	22,712	1,077,912		Cameron International Corp. *	6,129	226,589
IHS, Inc. - Cl. A *	6,797	351,813
International Business Machines Corp.	12,750	1,537,778		PACKAGING & CONTAINERS - 1.4%
NetApp, Inc. *	5,675	153,509		Crown Holdings, Inc. *	19,900	530,335
		5,971,303
COSMETICS/PERSONAL CARE - 1.8%				PHARMACEUTICALS - 12.3%
Colgate-Palmolive Co.	8,640	679,363		Abbott Laboratories	16,557	837,288
				Allergan Inc.	5,040	283,500
DISTRIBUTION/WHOLESALE - 0.9%				Express Scripts, Inc. *	10,031	801,678
WW Grainger, Inc.	3,886	364,235		McKesson Corp.	3,978	233,628
				Medco Health Solutions, Inc. *	18,745	1,051,969
ELECTRIC - 1.4%				Pfizer, Inc.	18,090	308,073
AES Corp. *	26,759	349,740		Roche Holding AG - ADR	30,265	1,207,574
Ormat Technologies, Inc.	5,204	196,711				4,723,710
		546,451		RETAIL - 8.9%
FOOD - 5.9%				Aeropostale, Inc. *	7,875	295,549
ConAgra Foods, Inc.	53,600	1,125,600		Chipotle Mexican Grill, Inc. - Cl. A *	5,330	434,342
JM Smucker Co.	10,492	553,243		CVS Caremark Corp.	27,769	980,246
Kellogg Co.	11,140	574,156		Ross Stores, Inc.	15,130	665,871
		2,252,999		TJX Cos, Inc.	15,970	596,480
FOREST PRODUCTS & PAPER - 1.0%				Walgreen Co.	11,577	437,958
International Paper Co.	16,989	379,025				3,410,446
				SEMICONDUCTORS - 3.0%
HEALTHCARE-PRODUCTS - 2.0%				Cree, Inc. *	2,922	123,016
Hospira, Inc. *	17,434	778,254		Intel Corp.	54,647	1,044,304
						1,167,320

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Large Cap Growth Fund (Continued)
October 31, 2009

		Market				Market
Security	Shares	Value		Security		Value
SOFTWARE - 2.4%				TOTAL COMMON STOCK		$ 38,172,460
Microsoft Corp.	15,578	$ 431,978		( Cost - $34,661,109)
Nuance Communications, Inc. *	27,650	362,491
Sybase, Inc. *	2,925	115,713		TOTAL INVESTMENTS - 99.5%		$ 38,172,460
		910,182		( Cost - $34,661,109)
TELECOMMUNICATIONS - 5.7%				OTHER ASSETS LESS LIABILITIES - 0.5%		185,946
American Tower Corp. *	35,550	1,308,951		NET ASSETS - 100.0%		$ 38,358,406
Cisco Systems, Inc. *	38,661	883,400
		2,192,351		*Non-income producing security
TRANSPORTATION - 1.8%				ADR - American Depositary Receipt
CH Robinson Worldwide, Inc.	7,366	405,940
JB Hunt Transport Services, Inc.	9,030	271,442
		677,382

Portfolio Composition * - Unaudited
Consumer, Non-cyclical	29.92%		Energy	6.39%
Technology	21.08%		Financial	4.37%
Communications	17.91%		Basic Materials	2.23%
Consumer, Cyclical	9.89%		Utilities	1.43%
Industrial	6.78%		Total	100.00%
* Based on total market value of investments as of October 31, 2009.
Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Small Cap Growth Fund

Message from the Sub-Adviser (Pier Capital, LLC)

The Fund’s performance over the fiscal year can be attributed to good stock picking and sector adjustments that resulted in significant outperformance over their benchmark. Pier Capital, LLC (“Pier”) significantly reduced the number of holdings in the Fund from 147 to 97 in the twelve month period ending October 31, 2009.  Pier believes strategic stock picking will outperform in the current market environment and the sub-adviser intends to be flexible and focus on select firms it knows in-depth.

Pier reduced its exposure to the consumer discretionary sector over the fiscal year by just over five percent, but remains overweight in the sector relative to the Russell 2000 Growth Index.  Pier has become more cautious in this sector as the consumer has become more value-oriented in regards to spending. As a result Pier has shifted its focus to growing firms that offer both value and unique products to consumers.  This focus is evident by the portfolio’s largest holding in the sector, Jarden Corp. (JAH), a diversified provider of brand name niche consumer products including outdoor gear, kitchen appliances, and playing cards among many others.

Pier also reduced the weightings of the industrial and healthcare sectors during the fiscal year by just over 4 percent each.  Pier took profits on a number of industrial holdings that appreciated significantly on the prospects of increased government spending for infrastructure projects.  Pier remains cautious on the healthcare sector while focusing on growing companies that provide valuable solutions and may benefit or suffer limited impact from potential healthcare legislation.  The Fund’s top holding at the end of the fiscal year was Express Scripts Inc. (ESRX), a provider of pharmacy benefit management solutions.

The largest sector weighting in the Fund as of the fiscal year end was the information technology sector at 27 percent.  Pier increased exposure to this sector by nearly 13 percent over the fiscal year, which benefitted the Fund as the technology sector was one of the top performing sectors over the period.  Pier believes that as corporations cut labor costs they will spend more to upgrade their technology to reduce costs and increase productivity.  TNS Inc. (TNS), the second largest holding in the Fund, is a provider of networking, data and communications services to retailers, banks, and payment processors.

Going into the next fiscal year, the sub-adviser is optimistic that economic conditions will continue to improve as companies reduce costs and federal stimulus continues to make its way into the economy.  Pier remains somewhat cautious, but is encouraged by recent economic indicators suggesting that the economy is stabilizing.  Pier believes the Fund is well-positioned. The sub-adviser will continue to remain flexible and focus on firms that are introducing innovative products, growing current product lines, and increasing their competitive position in the marketplace.

Growth of $10,000 Investment – (Unaudited)

Total Returns as of October 31, 2009

	One Year	Annualized Three Years	Annualized Since Inception (12/10/04)
Class N	17.99%	(2.82)%	0.96%
Class C Class A with load of 5.75% Class A without load	16.78% 10.93% 17.72%	(3.77)% N/A N/A	(0.02)% (6.42)%* (4.42)%*
Russell 2000 Growth Index	11.34%	(6.88)%	(0.71)%

*Class A commenced operations on January 3, 2007.

The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 2.03% for Class N, 3.03% for Class C and 2.28% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.  For performance information current to the most recent month-end, please call 1-800-442-4358.

SCHEDULE OF INVESTMENTS
Dunham Small Cap Growth Fund
October 31, 2009

		Market				Market
Security	Shares	Value		Security	Shares	Value
COMMON STOCK - 97.3%			DIVERSIFIED FINANCIAL SERVICES - 4.0%
AEROSPACE/DEFENSE - 2.3%				Affiliated Managers Group, Inc. *	4,053	$ 257,325
AAR Corp. *	13,404	$ 262,852		IntercontinentalExchange, Inc. *	1,814	181,745
TransDigm Group, Inc.	3,532	138,384		Och-Ziff Capital Management Group LLC - Cl. A	21,750	263,828
		401,236				702,898
AIRLINES - 1.5%				ELECTRONICS - 0.9%
Allegiant Travel Co. *	2,372	89,448		Cymer, Inc. *	4,355	149,115
Copa Holdings SA - Cl. A	4,086	172,552
		262,000	ENERGY-ALTERNATE SOURCES - 1.0%
APPAREL - 3.9%				Clean Energy Fuels Corp. *	15,304	177,526
Deckers Outdoor Corp. *	1,736	155,667
Steven Madden, Ltd. *	2,030	82,215	ENGINEERING & CONSTRUCTION - 4.7%
True Religion Apparel, Inc. *	9,987	257,365		Insituform Technologies, Inc. *	9,371	198,665
Warnaco Group, Inc. *	4,710	190,896		Lime Energy Co. *	20,322	129,045
		686,143		MYR Group, Inc. *	7,195	123,610
AUTO PARTS & EQUIPMENT - 0.4%				Orion Marine Group, Inc. *	7,394	140,782
Fuel Systems Solutions, Inc. *	2,264	74,123		Stanley, Inc. *	7,815	220,774
						812,876
BANKS - 1.1%				FOOD - 0.7%
PrivateBancorp, Inc.	3,239	29,572		United Natural Foods, Inc. *	5,092	122,768
Signature Bank *	4,993	157,579
		187,151		HEALTHCARE-PRODUCTS - 5.3%
BIOTECHNOLOGY - 2.1%				Align Technology,Inc. *	13,062	205,335
Life Technologies Corp. *	4,807	226,746		Bruker Corp. *	17,090	185,256
United Therapeutics Corp. *	3,450	146,763		DexCom, Inc. *	26,587	182,387
		373,509		Insulet Corp. *	7,533	83,616
COMMERCIAL SERVICES - 9.8%				Thoratec Corp. *	5,825	152,964
Aaron's, Inc.	4,561	114,253		Volcano Corp. *	8,314	119,306
Aegean Marine Petroleum Network, Inc.	7,326	172,161				928,864
Consolidated Graphics, Inc. *	7,903	158,534		HEALTHCARE-SERVICES - 2.3%
Emergency Medical Services Corp. - Cl. A*	3,631	174,361		Community Health Systems, Inc. *	6,192	193,686
Grand Canyon Education, Inc. *	9,063	147,002		IPC The Hospitalist Co., Inc. *	6,919	209,646
Quanta Services, Inc. *	7,310	154,972				403,332
Resources Connection, Inc. *	10,645	183,839	HOUSEHOLD PRODUCTS/WARES - 1.5%
SuccessFactors, Inc. *	15,402	235,497		Jarden Corp.	9,616	263,382
TNS, Inc. *	12,862	363,480
		1,704,099		INSURANCE - 2.5%
COMPUTERS - 3.1%				Amtrust Financial Services, Inc.	12,275	138,462
Maxwell Technologies, Inc. *	5,380	96,463		Aspen Insurance Holdings Ltd.	5,598	144,428
Telvent GIT SA	9,426	270,997		Tower Group, Inc.	6,543	160,827
VanceInfo Technologies, Inc. - ADR *	11,088	167,429				443,717
		534,889		INTERNET - 3.1%
COSMETICS/PERSONAL CARE - 0.9%				Constant Contact, Inc. *	9,977	165,319
Chattem, Inc. *	2,407	152,532		Equinix, Inc. *	2,552	217,737
				GSI Commerce, Inc. *	8,266	156,806
DISTRIBUTION/WHOLESALE - 0.9%						539,862
Fossil, Inc. *	6,004	160,487		LEISURE TIME - 0.9%
				Life Time Fitness, Inc. *	7,232	155,850

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Small Cap Growth Fund (Continued)
October 31, 2009

		Market				Market
Security	Shares	Value		Security	Shares	Value
MACHINERY-DIVERSIFIED - 0.5%				SEMICONDUCTORS - 4.3%
Hurco Cos., Inc. *	5,325	$ 84,668		Cavium Networks, Inc. *	7,997	$ 151,623
				Fairchild Semiconductor International, Inc.-Cl. A*	29,355	219,575
MEDIA - 1.1%				Intersil Corp. - Cl. A	11,104	139,355
DG FastChannel, Inc. *	8,828	185,123		Nanometrics, Inc. *	9,155	75,071
				Volterra Semiconductor Corp. *	11,338	157,031
MISCELLANEOUS MANUFACTURING - 1.9%						742,655
Barnes Group, Inc.	10,882	172,480		SOFTWARE - 10.7%
EnPro Industries, Inc. *	6,937	156,637		Allscripts-Misys Healthcare Solutions, Inc. *	11,212	218,634
		329,117		ArcSight, Inc. *	7,169	177,218
OIL & GAS - 3.1%				Ariba, Inc. *	18,531	219,036
Arena Resources, Inc. *	4,433	165,174		Computer Programs & Systems, Inc.	3,935	166,214
Brigham Exploration Co. *	20,526	194,997		Ebix, Inc. *	4,310	265,496
Concho Resources, Inc. *	4,625	176,259		Informatica Corp. *	8,379	177,886
		536,430		Innerworkings, Inc. *	30,597	157,575
OIL & GAS SERVICES - 1.0%				JDA Software Group, Inc. *	6,837	135,646
Dril-Quip, Inc. *	3,499	170,016		Taleo Corp. - Cl. A *	9,538	207,356
				VeriFone Holdings, Inc. *	10,609	141,100
PHARMACEUTICALS - 3.3%						1,866,161
Catalyst Health Solutions, Inc. *	5,525	173,319		TELECOMMUNICATIONS - 3.9%
Express Scripts, Inc. *	5,027	401,758		DragonWave, Inc. *	16,662	132,796
		575,077		IPG Photonics Corp. *	13,800	188,508
RETAIL - 12.0%				Nice Systems Ltd. - ADR *	6,843	211,928
BJ's Wholesale Club, Inc. *	4,649	162,854		Syniverse Holdings, Inc. *	8,547	146,410
Buffalo Wild Wings, Inc. *	4,091	167,772				679,642
Citi Trends, Inc. *	5,471	144,051		TEXTILES - 1.0%
Dick's Sporting Goods, Inc. *	8,852	200,852		Unifirst Corp.	4,065	171,015
Einstein Noah Restaurant Group, Inc. *	14,554	189,493
Guess?, Inc.	4,957	181,178		TRANSPORTATION - 1.6%
HHGREGG, Inc. *	9,587	158,090		Atlas Air Worldwide Holdings, Inc. *	6,209	163,235
MSC Industrial Direct Co.	3,658	157,477		UTi Worldwide, Inc.	9,308	116,071
Nu Skin Enterprises, Inc.	3,532	80,388				279,306
Red Robin Gourmet Burgers, Inc. *	11,389	190,310		TOTAL COMMON STOCK
Texas Roadhouse, Inc. - Cl. A *	14,712	139,323		( Cost - $13,871,860)		16,931,252
Tractor Supply Co. *	3,125	139,687
Ulta Salon Cosmetics & Fragrance, Inc. *	10,846	164,208		TOTAL INVESTMENTS - 97.3%
		2,075,683		( Cost - $13,871,860)		$ 16,931,252
			OTHER ASSETS LESS LIABILITIES - 2.7%			476,701
				NET ASSETS - 100.0%		$ 17,407,953

				*Non-income producing security
				ADR - American Depositary Receipts

Portfolio Composition * - Unaudited
Consumer, Non-cyclical	26.72%		Communications	8.30%
Consumer, Cyclical	21.17%		Financial	7.88%
Technology	18.57%		Energy	5.22%
Industrial	12.14%		Total	100.00%
* Based on total market value of investments as of October 31, 2009.
Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Emerging Markets Stock Fund

Message from the Sub-Adviser (Van Eck Associates Corporation)

Emerging markets have witnessed an extremely volatile fiscal year, first experiencing a strong drawdown before an extensive market rally led to considerable gains. The MSCI Emerging Markets Index returned a gross 64.6 percent over the 12 month period ending October 31, 2009. Emerging markets significantly outperformed overall international markets, as measured by the MSCI AC World Ex. U.S. Index’s relatively weaker gross return of 34.8 percent over the past fiscal year.

Over the past fiscal year, the best performing emerging markets region was Latin America, which has seen an impressive gross return of over 78 percent. Equities in this region likely saw price appreciation tied to the strong rebound in commodity markets, as a large number of energy and other natural resource firms are located in Latin America. Asia, largely fueled by economic growth from China, also posted a strong gross return of over 67 percent over the past fiscal year. By contrast, Eastern Europe appears to have lagged overall emerging markets, with only a 42 percent gain over the 12 months ending October 31, 2009.

Sector allocation particularly aided in the Fund’s benchmark outperformance during the broad emerging markets rally in the second half of the fiscal year. A heavy overweight allocation 5 times greater than the index’s consumer discretionary sector generated strong returns for the portfolio. Underweight allocations to sectors such as telecom, healthcare, and utilities have additionally supported the Fund’s returns, as these sectors have generally lagged overall emerging markets performance.

The sub-adviser focused a portion of its top holdings in the BRIC (Brazil, Russia, India, and China) economic grouping of nations. Nonetheless, the overall portfolio contained a number of frontier market nations such as Kazakhstan, Indonesia, and Georgia. On an individual security level, the sub-adviser’s top ten holdings spanned a wide range of industries, including: real estate with Hirco PLC (HRCO), internet services with Tencent Holdings Ltd. (700 HK), and integrated oil and gas with LUKOIL ADR (LUKOY).

While the sub-adviser may have outperformed the benchmark over the past fiscal year, the Fund’s relative performance on a 3- and 5-year annualized basis has lagged overall. In addition, the sub-adviser generally utilized small capitalization equity focus, in combination with a relatively high allocation to riskier frontier markets, which possibly increased beta exposure. Thus as of November 1, 2009 the Fund will adopt a new sub-adviser, Marvin & Palmer Associates, Inc. (“Marvin & Palmer”). Marvin & Palmer intends to focus on higher quality large capitalization equities in premier emerging market nations, a strategic shift that it believes will prove to have long-term success.

Growth of $10,000 Investment – (Unaudited)

Total Returns as of October 31, 2009

	One Year	Annualized Three Years	Annualized Since Inception (12/10/04)
Class N	86.15%	2.49%	12.34%
Class C Class A with load of 5.75% Class A without load	84.37% 75.05% 85.64%	1.49% N/A N/A	11.27% 3.89%* (1.85)%*
MSCI Emerging Markets Index	64.63%	6.66%	16.10%

*Class A commenced operations on January 3, 2007.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.70% for Class N, 2.70%  for Class C and 1.95% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.  For performance information current to the most recent month-end, please call 1-800-442-4358.

SCHEDULE OF INVESTMENTS
Dunham Emerging Markets Stock Fund
October 31, 2009
		Market			Market
Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 93.4%			ENVIRONMENTAL CONTROL - 1.1%
ADVERTISING - 1.3%			China Ecotek Corp.	118,000	$ 149,056
Cheil Worldwide, Inc.	700	$ 179,752
			FOOD - 2.9%
AGRICULTURE - 0.5%			BIM Birlesik Magazalar AS	2,400	87,269
Bisi International PT *	430,000	74,932	China Lifestyle Food and Beverages
			Group Ltd. *	525,000	54,120
AIRLINES - 1.0%			Spar Group Ltd/The	18,000	158,618
Copa Holdings SA - Cl. A	3,200	135,136	Uni-President Enterprises Corp.	92,000	102,645
					402,652
AUTO PARTS - 1.0%			FOOD SERVICE - 0.0%
Hyundai Mobis	1,040	138,700	FU JI Food and Catering Services
			Holdings Ltd. +,*	90,000	-
BANKS - 5.9%
Bank of Georgia - GDR *	12,500	93,750	FOREST PRODUCTS & PAPER - 0.1%
Credicorp Ltd.	1,300	89,739	Kazakhstan Kagazy PLC - GDR - 144A *	42,300	11,421
Halyk Savings Bank of Kazakhstan - GDR *	21,600	146,880	Kazakhstan Kagazy PLC - GDR *	7,000	1,890
Sberbank of Russian Federation	81,000	182,250			13,311
Standard Bank Group Ltd/South Africa	9,314	116,160	HAND/MACHINE TOOLS - 1.6%
Turkiye Garanti Bankasi AS	49,000	178,465	Techtronic Industries Co.	273,000	219,298
		807,244
COMMERCIAL SERVICES - 4.6%			HEALTHCARE-SERVICES - 1.0%
Anhanguera Educacional Participacoes SA *	22,000	307,335	Diagnosticos da America SA *	5,500	137,102
Localiza Rent A CAR	31,200	330,249
		637,584	HOLDING COMPANIES-DIVERSIFIED - 1.2%
COMPUTER SYSTEMS - 3.3%			Bidvest Group Ltd.	10,825	169,380
Ju Teng International Holdings Ltd.	264,000	209,049	Tekfen Holding AS *	0.34	1
Wistron Corp.	151,088	252,912			169,381
		461,961	HOME BUILDERS - 1.2%
COSMETICS/PERSONAL CARE - 0.1%			Corp GEO SAB de CV *	60,000	158,480
Ming Fai International Holdings Ltd.	122,000	18,786
			INTERNET - 3.8%
DISTRIBUTION/WHOLESALE - 0.6%			Baidu Inc./China - ADR *	280	105,818
Inspur International Ltd.	570,000	81,580	Tencent Holdings Ltd.	24,000	417,899
					523,717
DIVERSIFIED FINANCIAL SERVICES - 2.9%			LODGING - 0.7%
International Personal Finance Plc	58,000	195,654	Chagala Group Ltd. - GDR *	6,000	13,800
Samsung Card Co.	3,030	120,068	Queenco Leisure International Ltd. *	17,500	77,463
Tisco Financial Group PCL	130,000	83,343			91,263
		399,065	MACHINERY-DIVERSIFIED - 1.0%
ELECTRICAL COMPONENTS - 0.8%			CB Industrial Product Holding Bhd	149,100	134,557
Fortune Electric Co. Ltd.	118,450	104,885
			MEDIA - 6.1%
ELECTRONICS - 1.6%			Grupo Televisa SA - ADR	3,400	65,824
Lumax International Corp. Ltd.	108,460	190,548	Megacable Holdings SAB de CV *	55,000	113,919
Suprema, Inc.	1,700	23,527	Naspers Ltd. - Cl. N	8,100	292,176
		214,075	Qin Jia Yuan Media Services Co. Ltd.	654,073	138,883
ENERGY-ALTERNATE SOURCES - 0.8%			Woongjin Thinkbig Co. Ltd.	12,500	235,218
China Power New Energy Development					846,020
Co. Ltd. *	1,585,000	104,241
			METAL PROCESSING - 2.9%
ENGINEERING & CONSTRUCTION - 0.1%			China Zhongwang Holdings Ltd. *	66,000	61,790
PYI Corp. Ltd. *	430,000	19,624	KNM Group Bhd	710,000	161,134
			Shin Zu Shing Co. Ltd.	39,297	179,585
ENTERTAINMENT - 1.8%			Taewoong Co. Ltd.	54	3,683
REXLot Holdings Ltd.	2,780,000	244,558			406,192

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Emerging Markets Stock Fund (Continued)
October 31, 2009
		Market			Market
Security	Shares	Value	Security	Shares	Value
MINING - 2.7%			RETAIL-MISCELLANEOUS - 3.7%
Eurasian Natural Resources Corp.	6,400	$ 87,432	CJ O Shopping Co. Ltd.	2,660	$ 175,731
Vale SA - Pref ADR	12,824	291,714	Dufry South America Ltd.	15,000	263,332
		379,146	SA SA International Holdings Ltd.	150,000	74,589
MISCELLANEOUS MANUFACTURING - 0.0%					513,652
Peace Mark Holdings Ltd. +,*	244,000	-	RETAIL-SPORTING GOODS - 1.1%
			China Dongxiang Group Co.	251,000	153,357
OIL & GAS - 9.0%
Gazprom OAO	2,800	67,620	SEMICONDUCTORS - 2.7%
KazMunaiGas Exploration Production - GDR	13,000	308,194	MediaTek, Inc.	12,020	168,219
Lukoil OAO - ADR	6,100	348,981	Samsung Techwin Co. Ltd.	2,680	205,247
Perusahaan Gas Negara PT	415,000	153,851			373,466
Petroleo Brasileiro SA - ADR	5,048	233,319	SOFTWARE - 0.4%
Xinao Gas Holdings Ltd.	63,000	134,843	Totvs SA	1,000	55,070
		1,246,808
PHARMACEUTICALS - 0.6%			TELECOMMUNICATIONS - 1.2%
Hypermarcas SA *	4,000	81,053	America Movil SAB de CV - ADR	1,500	66,195
			NanoTronix Co. Ltd. *	10,300	94,681
REAL ESTATE - 12.0%					160,876
BR Malls Participacoes SA *	24,000	260,096	TRANSPORTATION - 1.5%
Construtora Tenda SA *	50,000	150,598	Glovis Co. Ltd.	650	56,692
Hirco PLC *	105,350	336,445	Novorossiysk Commercial Sea Port - GDR	13,000	149,500
KWG Property Holding Ltd.	145,000	104,015			206,192
Megaworld Corp.	4,040,000	126,977	TOTAL COMMON STOCK
PDG Realty SA Empreendimentos e			( Cost - $9,628,605)		12,886,889
Participacoes	16,000	134,936
Shimao Property Holdings Ltd.	79,000	146,748	WARRANTS - 0.1%
Sistema-Hals - GDR *	15,300	25,245	Megaworld Corp Warrants *	1,437,500	22,303
Soho China Ltd.	260,000	139,715	Tian An China Investment Warrant *	31,600	41
Tian An China Investment Ltd.	369,600	227,386
		1,652,161	TOTAL WARRANTS - 0.1%
REITS - 1.6%			(Cost - $15,178)		22,344
Sinpas Gayrimenkul Yatirim Ortakligi AS	160,616	226,135

RETAIL-HYPERMARKETS - 2.0%			TOTAL INVESTMENTS - 93.5%
Magnit OAO	4,800	280,677	( Cost - $9,643,783)		$ 12,909,233
			OTHER LIABILITIES LESS ASSETS - 6.5%		894,294
RETAIL-MAJOR DEPARTMENT STORE - 5.0%			NET ASSETS - 100.0%		$ 13,803,527
Golden Eagle Retail Group Ltd.	67,000	115,234
Lotte Shopping Co. Ltd.	800	225,983
Mitra Adiperkasa Tbk PT *	2,645,000	141,812
Ports Design Ltd.	75,000	202,115
		685,144
*Non-income producing security
+ The value of these securities have been determined in good faith under the policies of The Board of Trustees.
ADR - American Depositary Receipts GDR- Global Depositary Receipts
144A- Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

Portfolio Compostion * - Unaudited
Other Countries	22.57%		Russia	8.17%
Brazil	15.35%		Turkey	3.81%
Hong Komg	13.07%		Kazakhstan	3.74%
South Korea	11.30%		Mexico	3.13%
China	9.97%		Total	100.00%
Taiwan	8.89%
* Based on total market value of investments as of October 31, 2009.
Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2009

	Dunham		Dunham
	Corporate /	Dunham	Monthly	Dunham	Dunham	Dunham
	Government	High-Yield	Distribution	Appreciation &	Large Cap	Real Estate
	Bond Fund	Bond Fund	Fund	Income Fund	Value Fund	Stock Fund
Assets:
Investments in securities, at cost	$ 72,425,909	$ 57,866,624	$ 32,802,144	$ 25,101,295	$ 31,066,310	$ 5,387,184
Investments in securities, at value	$ 75,825,668	$ 61,562,054	$ 33,595,592	$ 26,376,438	$ 34,330,514	$ 6,419,972
Deposit with broker	-	-	12,168,393	-	-	-
Cash	2,312,050	1,306,872	21,536,213	-	225,727	104,269
Receivable for securities sold	1,309,144	1,187,681	994	717,081	-	-
Interest and dividends receivable	723,991	1,451,322	27,347	88,648	40,285	6,487
Receivable for fund shares sold	-	31,029	34,228	-	-	-
Prepaid expenses and other assets	29,319	32,588	178,945	23,773	22,672	18,440
Total Assets	80,200,172	65,571,546	67,541,712	27,205,940	34,619,198	6,549,168

Liabilities:
Option contracts written (proceeds $1,191,130)	-	-	685,818	-	-	-
Securities sold short (proceeds $5,926,468)	-	-	6,427,381	-	-	-
Cash overdraft	-	-	-	151,068	-	-
Payable for securities purchased	1,293,754	994,733	-	406,162	123,906	-
Payable for fund shares redeemed	24,789	117,779	47,967	73,924	96,500	13,451
Distributions payable	1,744	43,972	37,711	-	-	-
Payable to adviser	33,246	33,097	33,628	15,301	19,893	3,800
Payable to sub-adviser	33,166	12,843	741	6,274	25,643	4,838
Payable for distribution fees	8,794	6,170	22,275	3,818	4,967	917
Payable for administration fees	4,338	4,413	3,349	2,239	3,223	1,209
Payable for fund accounting fees	3,812	3,414	4,000	1,729	2,563	1,600
Payable to transfer agent fees	1,976	1,977	2,750	1,981	1,980	2,484
Payable for custody fees	1,027	770	3,600	912	445	86
Payable for dividend expense	-	-	4,540	-	-	-
Accrued expenses and other liabilities	16,857	18,228	23,250	16,734	17,815	16,341
Total Liabilities	1,423,503	1,237,396	7,297,010	680,142	296,935	44,726

Net Assets	$ 78,776,669	$ 64,334,150	$ 60,244,702	$ 26,525,798	$ 34,322,263	$ 6,504,442

Net Assets:
Paid in capital	$ 75,157,272	$ 74,179,855	$ 89,663,570	$ 31,068,506	$ 42,891,862	$ 9,619,858
Undistributed net investment income	14,913	23,113	-	158,994	148,598	61,536
Accumulated net realized gain/(loss) on
investments and foreign currency transactions	204,725	(13,564,248)	(30,216,715)	(5,976,845)	(11,982,401)	(4,209,740)
Net unrealized appreciation on
investments and foreign currency translations	3,399,759	3,695,430	797,847	1,275,143	3,264,204	1,032,788

Net Assets	$ 78,776,669	$ 64,334,150	$ 60,244,702	$ 26,525,798	$ 34,322,263	$ 6,504,442

Net Asset Value Per Share
Class N Shares:
Net Assets	$ 65,445,025	$ 51,746,854	$ 16,611,792	$ 20,515,148	$ 29,314,820	$ 5,541,548
Shares of beneficial interest outstanding
(no par value; unlimited shares authorized)	4,569,649	5,983,334	487,338	2,723,657	3,370,012	597,854
Net asset value, offering and
redemption price per share	$ 14.32	$ 8.65	$ 34.09	$ 7.53	$ 8.70	$ 9.27

Class A Shares:
Net Assets	$ 212,320	$ 4,909,328	$ 24,080,062	$ 2,497,736	$ 54,551	$ 20,253
Shares of beneficial interest outstanding
(no par value; unlimited shares authorized)	14,786	563,483	708,419	332,082	6,280	2,184
Net asset value and
redemption price per share	$ 14.36	$ 8.71	$ 33.99	$ 7.52	$ 8.69	$ 9.27
Front-end sales charge factor	0.9550	0.9550	0.9425	0.9425	0.9425	0.9425
Offering price per share (Net asset value per
share / front-end sales charge factor)	$ 15.04	$ 9.12	$ 36.06	$ 7.98	$ 9.22	$ 9.84

Class C Shares:
Net Assets	$ 13,119,324	$ 7,677,968	$ 19,552,848	$ 3,512,914	$ 4,952,892	$ 942,641
Shares of beneficial interest outstanding
(no par value; unlimited shares authorized)	921,336	892,042	634,185	474,489	580,491	104,577
Net asset value, offering and
redemption price per share	$ 14.24	$ 8.61	$ 30.83	$ 7.40	$ 8.53	$ 9.01

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
October 31, 2009

					Dunham
	Dunham	Dunham	Dunham	Dunham	Emerging
	International	Small Cap	Large Cap	Small Cap	Markets
	Stock Fund	Value Fund	Growth Fund	Growth Fund	Stock Fund
Assets:
Investments in securities, at cost	$ 34,129,567	$ 14,574,392	$ 34,661,109	$ 13,871,860	$ 9,643,783
Investments in securities, at value	$ 36,866,161	$ 15,300,018	$ 38,172,460	$ 16,931,252	$ 12,909,233
Foreign currency, at value (Cost - $237,685 and $3,737)	235,651	-	-	-	3,725
Cash	455,860	105,001	-	231,238	995,769
Receivable for securities sold	698,462	16,667	2,736,971	508,893	-
Interest and dividends receivable	94,685	13,479	21,684	765	10,740
Receivable for open forward foreign currency contracts	277,250	-	-	-	-
Prepaid expenses and other assets	24,196	21,336	23,231	21,777	19,171
Total Assets	38,652,265	15,456,501	40,954,346	17,693,925	13,938,638

Liabilities:
Cash overdraft	-	-	166,315	-	-
Payable for securities purchased	622,210	53,948	2,266,572	196,111	47,827
Payable for fund shares redeemed	99,379	35,461	105,737	35,829	24,587
Payable for open forward foreign currency contracts	151,859	-	-	-	-
Payable to adviser	21,674	9,060	22,147	10,303	7,817
Payable to sub-adviser	31,615	15,132	3,307	16,014	11,120
Payable for distribution fees	5,975	1,966	4,763	2,944	2,157
Payable for administration fees	3,140	1,449	3,620	1,971	2,350
Payable for fund accounting fees	5,067	1,254	2,792	1,681	3,130
Payable for transfer agent fees	1,680	1,733	1,979	1,982	2,702
Payable for custody fees	9,075	1,112	1,187	2,371	5,657
Accrued expenses and other liabilities	20,183	16,110	17,521	16,766	27,764
Total Liabilities	971,857	137,225	2,595,940	285,972	135,111

Net Assets	$ 37,680,408	$ 15,319,276	$ 38,358,406	$ 17,407,953	$ 13,803,527

Net Assets:
Paid in capital	$ 49,452,848	$ 23,901,863	$ 61,541,524	$ 21,968,456	$ 15,869,362
Undistributed net investment income (loss)	429,427	108,369	33,392	-	(182,297)
Accumulated net realized loss on
investments and foreign currency transactions	(15,063,839)	(9,416,582)	(26,727,861)	(7,619,895)	(5,148,028)
Net unrealized appreciation on
investments and foreign currency translations	2,861,972	725,626	3,511,351	3,059,392	3,264,490

Net Assets	$ 37,680,408	$ 15,319,276	$ 38,358,406	$ 17,407,953	$ 13,803,527

Net Asset Value Per Share
Class N Shares:
Net Assets	$ 31,857,634	$ 13,288,053	$ 33,199,224	$ 14,217,119	$ 10,998,807
Shares of beneficial interest outstanding
(no par value; unlimited shares authorized)	2,865,412	1,672,700	10,653,516	1,289,543	820,044
Net asset value, offering and
redemption price per share	$ 11.12	$ 7.94	$ 3.12	$ 11.02	$ 13.41

Class A Shares:
Net Assets	$ 57,252	$ 19,346	$ 53,426	$ 149,484	$ 635,398
Shares of beneficial interest outstanding
(no par value; unlimited shares authorized)	5,144	2,443	17,276	13,635	47,841
Net asset value and
redemption price per share	$ 11.13	$ 7.92	$ 3.09	$ 10.96	$ 13.28
Front-end sales charge factor	0.9425	0.9425	0.9425	0.9425	0.9425
Offering price per share (Net asset value per
share / front-end sales charge factor)	$ 11.81	$ 8.40	$ 3.28	$ 11.63	$ 14.09
Class C Shares:
Net Assets	$ 5,765,522	$ 2,011,877	$ 5,105,756	$ 3,041,350	$ 2,169,322
Shares of beneficial interest outstanding
(no par value; unlimited shares authorized)	535,011	262,917	1,724,369	291,211	166,161
Net asset value, offering and
redemption price per share	$ 10.78	$ 7.65	$ 2.96	$ 10.44	$ 13.06

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2009

	Dunham		Dunham
	Corporate /	Dunham	Monthly	Dunham	Dunham	Dunham
	Government	High-Yield	Distribution	Appreciation &	Large Cap	Real Estate
	Bond Fund	Bond Fund	Fund	Income Fund	Value Fund	Stock Fund
Investment Income:
Interest income	$ 3,871,622	$ 5,489,396	$ 686,928	$ 572,789	$ 933	$ 135
Dividend income	-	47,906	659,047	501,110	894,478	305,330
Less: Foreign withholding taxes	-	-	(210)	(7,842)	-	-
Total Investment Income	3,871,622	5,537,302	1,345,765	1,066,057	895,411	305,465

Operating Expenses:
Investment advisory fees	388,388	346,911	384,690	171,717	222,241	47,841
Sub-advisory fees	271,872	289,092	296,488	158,508	147,021	29,440
Sub-advisory performance fees	(38,416)	13,936	244,856	(4,423)	36,393	33,222
Fund accounting fees	82,352	64,292	50,403	25,041	29,773	9,013
Distribution fees- Class C Shares	91,521	56,823	224,806	33,785	46,769	11,203
Distribution fees- Class A Shares	461	9,767	68,463	2,689	170	63
Administration fees	81,287	60,314	60,046	27,852	36,322	8,299
Dividend expense on short sales	-	-	61,384	-	-	-
Registration fees	45,856	46,202	35,808	45,018	44,876	47,519
Transfer agent fees	22,243	22,013	45,954	20,052	20,347	19,864
Custodian fees	14,677	11,703	21,650	6,898	5,088	3,810
Professional fees	27,777	26,106	49,475	20,489	21,486	17,661
Chief Compliance Officer fees	14,705	10,379	8,843	5,661	6,823	1,833
Printing and postage expense	10,975	8,941	114,685	5,486	8,351	4,114
Trustees' fees	6,844	4,947	5,090	2,268	2,870	570
Insurance expense	5,343	3,595	24,462	1,832	2,213	409
Miscellaneous expenses	5,441	3,879	4,377	2,954	3,384	1,732
Total Operating Expenses	1,031,326	978,900	1,701,480	525,827	634,127	236,593
Less: Service fees waived	(22,071)	(16,436)	(16,823)	(7,509)	(9,701)	(2,092)
Net Operating Expenses	1,009,255	962,464	1,684,657	518,318	624,426	234,501

Net Investment Income (Loss)	2,862,367	4,574,838	(338,892)	547,739	270,985	70,964

Realized and Unrealized
Gain (Loss) on Investments, Foreign
Currency and Written Options:
Net realized gain (loss) from:
Investments and foreign currency	1,136,409	(5,862,787)	(9,570,651)	(3,581,288)	(6,877,926)	(2,358,058)
Securities sold short	-	-	(2,032,158)	-	-	-
Written options	-	-	5,438,691	-	-	-
Capital gain distributions received from
other investment companies	-	-	-	-	-	84,537
Net change in unrealized appreciation (depreciation) on:
Investments and foreign currency	8,274,542	16,118,509	9,238,620	10,138,864	9,095,901	3,131,972
Written options	-	-	(848,669)	-	-	-
Net Realized and Unrealized Gain	9,410,951	10,255,722	2,225,833	6,557,576	2,217,975	858,451

Net Increase in Net Assets
Resulting From Operations	$ 12,273,318	$ 14,830,560	$ 1,886,941	$ 7,105,315	$ 2,488,960	$ 929,415

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS (Continued)
For the Year Ended October 31, 2009

					Dunham
	Dunham	Dunham	Dunham	Dunham	Emerging
	International	Small Cap	Large Cap	Small Cap	Markets
	Stock Fund	Value Fund	Growth Fund	Growth Fund	Stock Fund
Investment Income:
Interest income	$ 2,623	$ 148	$ 1,088	$ 330	$ 2,047
Dividend income	1,167,219	426,181	491,729	100,842	197,131
Less: Foreign withholding taxes	(113,953)	(522)	(853)	(70)	(14,523)
Total Investment Income	1,055,889	425,807	491,964	101,102	184,655

Operating Expenses:
Investment advisory fees	216,262	103,978	262,917	123,889	78,127
Sub-advisory fees	216,263	87,981	202,244	95,300	60,098
Sub-advisory performance fees	115,348	(96,428)	(253,874)	67,926	(25,213)
Fund accounting fees	62,012	15,230	35,856	20,392	20,072
Distribution fees- Class C Shares	48,360	19,492	49,166	29,290	17,898
Distribution fees- Class A Shares	95	57	84	235	431
Administration fees	35,135	16,884	43,271	20,532	13,662
Registration fees	46,319	44,120	45,089	44,262	45,405
Transfer agent fees	19,959	19,345	20,602	19,674	19,923
Custodian fees	110,036	12,953	16,687	23,159	41,619
Professional fees	21,189	17,993	22,178	19,243	26,618
Chief Compliance Officer fees	7,196	3,133	8,128	3,766	3,489
Printing and postage expense	15,267	5,316	7,482	5,803	5,378
Trustees' fees	2,817	1,339	3,440	1,621	1,030
Insurance expense	2,142	1,082	3,021	1,348	748
Miscellaneous expenses	3,531	2,443	3,779	2,326	3,032
Total Operating Expenses	921,931	254,918	470,070	478,766	312,317
Less: Service fees waived	(9,443)	(4,533)	(11,498)	(5,418)	(3,417)
Net Operating Expenses	912,488	250,385	458,572	473,348	308,900

Net Investment Income (Loss)	143,401	175,422	33,392	(372,246)	(124,245)

Realized and Unrealized
Gain (Loss) on Investments and
Foreign Currency:
Net realized gain (loss) from:
Investments	(8,961,670)	(7,311,756)	(11,701,818)	(4,241,404)	(5,025,705)
Foreign currency transactions	(85,339)	-	-	-	(66,529)
Capital gain distributions received from
other investment companies	-	33,059	-	-	-
Net change in unrealized appreciation on:
Investments	18,944,467	7,590,046	9,888,036	7,192,760	12,717,398
Foreign currency translations	387,571	-	-	-	18,846
Net Realized and Unrealized Gain (Loss)	10,285,029	311,349	(1,813,782)	2,951,356	7,644,010

Net Increase (Decrease) in Net Assets
Resulting From Operations	$ 10,428,430	$ 486,771	$ (1,780,390)	$ 2,579,110	$ 7,519,765

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Dunham		Dunham		Dunham			Dunham
	Corporate/Government		High-Yield		Monthly Distribution			Appreciation &
	Bond Fund		Bond Fund		Fund			Income Fund
						Ten Months
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Ended	Year Ended	Year Ended	Year Ended
	Oct. 31, 2009	Oct. 31, 2008	Oct. 31, 2009	Oct. 31, 2008	Oct. 31, 2009	Oct. 31, 2008	Dec. 31, 2007	Oct. 31, 2009	Oct. 31, 2008

Operations:
Net investment income (loss)	$ 2,862,367	$ 3,562,514	$ 4,574,838	$ 4,595,216	$ (338,892)	$ (500,934)	$ (262,863)	$ 547,739	$ 108,900
Net realized gain (loss) from investments
and foreign currency	1,136,409	(785,490)	(5,862,787)	(6,657,506)	(6,164,118)	(5,904,698)	6,552,876	(3,581,288)	(1,554,165)
Net change in unrealized appreciation
(depreciation) on investments
and foreign currency	8,274,542	(5,366,025)	16,118,509	(11,680,703)	8,389,951	(2,699,530)	(5,614,003)	10,138,864	(15,894,359)
Net Increase (Decrease) in Net Assets
Resulting From Operations	12,273,318	(2,589,001)	14,830,560	(13,742,993)	1,886,941	(9,105,162)	676,010	7,105,315	(17,339,624)

Distributions to Shareholders From:
Net Realized Gains:
Class N	-	(112,194)	-	-	(71,016)	(798)	-	-	(1,228,388)
Class A	-	(307)	-	-	(1,057,650)	(134,539)	(2,227,846)	-	(38,548)
Class C	-	(18,549)	-	-	(915,251)	(119,650)	(1,934,663)	-	(226,630)
Net Investment Income:
Class N	(2,535,895)	(3,109,955)	(3,700,028)	(3,965,439)	-	-	-	(330,718)	(1,030,647)
Class A	(6,702)	(7,714)	(305,521)	(10,730)	-	-	-	(2,412)	(28,440)
Class C	(381,058)	(419,884)	(546,176)	(621,533)	-	-	-	-	(14,118)
Distributions From Paid In Capital
Class N	-	-	-	-	(287,422)	-	-	-	(924,921)
Class A	-	-	-	-	(719,688)	(719,477)	-	-	(31,816)
Class C	-	-	-	-	(650,373)	(682,664)	-	-	(296,499)
Total Dividends and Distributions
to Shareholders	(2,923,655)	(3,668,603)	(4,551,725)	(4,597,702)	(3,701,400)	(1,657,128)	(4,162,509)	(333,130)	(3,820,007)

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class N	22,757,025	24,321,789	16,835,205	14,032,731	19,456,608	290,257	-	2,875,577	11,132,621
Class A	214,151	14	5,605,362	1,518,790	2,162,417	2,519,167	4,958,479	2,324,600	556,090
Class C	2,867,336	3,873,010	4,720,003	1,336,012	3,048,764	3,696,920	4,573,770	351,593	1,072,271
Transfer of net assets
Class A	-	-	-	-	-	30,979,771	-	-	-
Class C	-	-	-	-	-	24,511,193	-	-	-
Reinvestment of dividends and distributions
Class N	2,521,728	3,222,147	3,521,629	3,965,440	358,438	798	-	330,718	3,183,956
Class A	6,351	8,021	291,208	8,831	1,137,507	409,372	974,976	1,576	17,651
Class C	381,058	438,433	366,823	339,241	1,125,730	393,787	798,129	-	537,247
Cost of shares redeemed
Class N	(39,505,809)	(32,104,692)	(20,630,612)	(31,115,800)	(3,837,900)	-	-	(12,741,168)	(6,086,798)
Class A	(217,197)	(27,139)	(3,454,140)	(71,770)	(12,736,042)	(11,789,993)	(10,726,443)	(634,705)	(415,666)
Class C	(4,490,821)	(4,321,635)	(6,829,738)	(2,333,190)	(11,809,190)	(10,479,751)	(7,105,104)	(1,385,301)	(1,454,912)
Net Increase (Decrease) in Net Assets From
Share Transactions of Beneficial Interest	(15,466,178)	(4,590,052)	425,740	(12,319,715)	(1,093,668)	40,531,521	(6,526,193)	(8,877,110)	8,542,460

Total Increase (Decrease) in Net Assets	(6,116,515)	(10,847,656)	10,704,575	(30,660,410)	(2,908,127)	29,769,231	(10,012,692)	(2,104,925)	(12,617,171)

Net Assets:
Beginning of year	84,893,184	95,740,840	53,629,575	84,289,985	63,152,829	33,383,598	43,396,290	28,630,723	41,247,894
End of year*	$78,776,669	$84,893,184	$64,334,150	$53,629,575	$60,244,702	$63,152,829	$33,383,598	$26,525,798	$28,630,723
* Includes undistributed net investment
income (loss) at end of year	$ 14,913	$ -	$ 23,113	$ -	$ -	$ -	$ -	$ 158,994	$ (64,283)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Dunham		Dunham		Dunham		Dunham
	Large Cap		Real Estate		International		Small Cap
	Value Fund		Stock Fund		Stock Fund		Value Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Oct. 31, 2009	Oct. 31, 2008	Oct. 31, 2009	Oct. 31, 2008	Oct. 31, 2009	Oct. 31, 2008	Oct. 31, 2009	Oct. 31, 2008

Operations:
Net investment income	$ 270,985	$ 287,560	$ 70,964	$ 151,728	$ 143,401	$ 687,108	$ 175,422	$ 206,331
Net realized loss from investments
and foreign currency	(6,877,926)	(5,176,804)	(2,358,058)	(2,112,953)	(9,047,009)	(5,715,756)	(7,311,756)	(2,127,637)
Capital gain distributions received from
other investment companies	-	80,037	84,537	176,925	-	-	33,059	-
Net change in unrealized appreciation
(depreciation) on investments
and foreign currency	9,095,901	(17,213,277)	3,131,972	(3,368,063)	19,332,038	(26,726,879)	7,590,046	(9,725,859)
Net Increase (Decrease) in Net Assets
Resulting From Operations	2,488,960	(22,022,484)	929,415	(5,152,363)	10,428,430	(31,755,527)	486,771	(11,647,165)

Distributions to Shareholders From:
Net Realized Gains:
Class N	-	(979,460)	-	(611,307)	-	(2,191,639)	-	(792,350)
Class A	-	(5,610)	-	(10,755)	-	(8,706)	-	(1,838)
Class C	-	(176,650)	-	(163,611)	-	(421,744)	-	(134,778)
Net Investment Income:
Class N	(321,730)	(514,951)	(109,519)	(121,567)	(418,446)	(320,294)	(229,196)	-
Class A	(560)	(2,669)	(1,308)	(1,816)	(253)	(1,209)	(322)	-
Class C	-	(12,828)	(5,813)	(6,447)	-	-	-	-
Total Dividends and Distributions
to Shareholders	(322,290)	(1,692,168)	(116,640)	(915,503)	(418,699)	(2,943,592)	(229,518)	(928,966)

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class N	8,465,685	10,444,184	4,030,285	3,036,093	6,094,497	17,396,656	2,100,807	5,690,432
Class A	7,150	139,097	778	5,013	34,716	50,975	9,000	13,011
Class C	1,024,887	1,074,009	541,942	231,681	909,149	1,727,773	370,387	375,369
Reinvestment of dividends and distributions
Class N	321,730	1,494,411	109,519	732,875	418,446	2,511,933	229,196	792,350
Class A	560	8,279	1,308	12,571	253	9,915	322	1,838
Class C	-	189,478	5,813	170,058	-	421,744	-	134,778
Cost of shares redeemed
Class N	(13,384,050)	(7,617,178)	(5,167,496)	(3,844,335)	(14,443,137)	(9,939,639)	(6,851,481)	(6,627,495)
Class A	(45,246)	(166,723)	(56,054)	(44,116)	(28,342)	(128,728)	(19,584)	(28,959)
Class C	(1,519,625)	(1,587,812)	(920,171)	(810,616)	(1,698,397)	(2,088,962)	(725,222)	(1,630,958)
Net Increase (Decrease) in Net Assets From
Share Transactions of Beneficial Interest	(5,128,909)	3,977,745	(1,454,076)	(510,776)	(8,712,815)	9,961,667	(4,886,575)	(1,279,634)

Total Increase (Decrease) in Net Assets	(2,962,239)	(19,736,907)	(641,301)	(6,578,642)	1,296,916	(24,737,452)	(4,629,322)	(13,855,765)

Net Assets:
Beginning of year	37,284,502	57,021,409	7,145,743	13,724,385	36,383,492	61,120,944	19,948,598	33,804,363
End of year*	$34,322,263	$37,284,502	$ 6,504,442	$ 7,145,743	$37,680,408	$36,383,492	$15,319,276	$19,948,598
* Includes undistributed net investment
income at end of year	$ 148,598	$ 199,903	$ 61,536	$ 107,212	$ 429,427	$ 673,625	$ 108,369	$ 162,363

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Dunham		Dunham		Dunham
	Large Cap		Small Cap		Emerging Markets
	Growth Fund		Growth Fund		Stock Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Oct. 31, 2009	Oct. 31, 2008	Oct. 31, 2009	Oct. 31, 2008	Oct. 31, 2009	Oct. 31, 2008

Operations:
Net investment income (loss)	$ 33,392	$ (528,214)	$ (372,246)	$ (526,224)	$ (124,245)	$ 10,783
Net realized gain (loss) from investments,
foreign currency and written options	(11,701,818)	(14,865,049)	(4,241,404)	(3,315,379)	(5,092,234)	36,030
Net change in unrealized appreciation
(depreciation) on investments, foreign currency
and written options	9,888,036	(18,167,276)	7,192,760	(9,614,248)	12,736,244	(16,975,461)

Net Increase (Decrease) in Net Assets
Resulting From Operations	(1,780,390)	(33,560,539)	2,579,110	(13,455,851)	7,519,765	(16,928,648)

Distributions to Shareholders From:
Net Realized Gains:
Class N	-	(3,181,269)	-	(2,867,016)	(135,426)	(4,655,882)
Class A	-	(13,238)	-	(18,239)	(1,185)	(69,668)
Class C	-	(524,779)	-	(555,212)	(21,572)	(788,317)
Net Investment Income:
Class N	-	(5,759)	-	-	-	(143,655)
Class A	-	(11)	-	-	-	(2,626)
Class C	-	(847)	-	-	-	(630)
Total Dividends and Distributions
to Shareholders	-	(3,725,903)	-	(3,440,467)	(158,183)	(5,660,778)

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class N	6,365,258	19,086,514	2,920,865	6,683,498	2,668,715	7,777,425
Class A	36,000	5	139,564	13	486,813	47,643
Class C	1,119,125	1,316,876	529,506	674,189	472,729	830,173
Reinvestment of dividends and distributions
Class N	-	3,187,028	-	2,867,016	135,401	4,799,537
Class A	-	5,767	-	18,239	1,118	69,497
Class C	-	525,626	-	555,212	21,569	788,947
Cost of shares redeemed
Class N	(16,375,097)	(11,180,223)	(9,494,468)	(8,280,678)	(7,419,934)	(7,617,515)
Class A	(15,126)	(176,210)	(41,878)	(139,249)	(27,050)	(111,417)
Class C	(1,755,795)	(2,488,205)	(1,089,648)	(1,691,269)	(894,190)	(1,158,799)
Net Increase (Decrease) in Net Assets From
Share Transactions of Beneficial Interest	(10,625,635)	10,277,178	(7,036,059)	686,971	(4,554,829)	5,425,491

Total Increase (Decrease) in Net Assets	(12,406,025)	(27,009,264)	(4,456,949)	(16,209,347)	2,806,753	(17,163,935)

Net Assets:
Beginning of year	50,764,431	77,773,695	21,864,902	38,074,249	10,996,774	28,160,709
End of year*	$38,358,406	$50,764,431	$17,407,953	$21,864,902	$13,803,527	$10,996,774
* Includes undistributed net investment
income (loss) at end of year	$ 33,392	$ -	$ -	$ -	$ (182,297)	$ (857)

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Corporate/Government Bond Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2009	2008	2007	2006	2005*

Net asset value, beginning of period	$ 12.73	$ 13.65	$ 13.58	$ 13.62	$ 13.90
Income (loss) from investment operations:
Net investment income***	0.52	0.53	0.59	0.52	0.32
Net realized and unrealized gain (loss)	1.60	(0.90)	0.06	0.10	(0.29)
Total income (loss) from investment operations	2.12	(0.37)	0.65	0.62	0.03
Less distributions:
Distributions from net investment income	(0.53)	(0.53)	(0.58)	(0.58)	(0.31)
Distributions from net realized gains	0.00	(0.02)	0.00	(0.08)	0.00
Total distributions	(0.53)	(0.55)	(0.58)	(0.66)	(0.31)
Net asset value, end of period	$ 14.32	$ 12.73	$ 13.65	$ 13.58	$ 13.62

Total return +	16.92%	(3.21)%	4.87%	4.67%	0.21%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 65,445	$ 71,815	$ 81,719	$ 38,872	$ 26,748
Ratios of expenses to average net assets:
Before fee waivers^	1.21%	1.07%	1.06%	1.43%	1.47%
After fee waivers^	1.18%	1.07%	1.03%	1.40%	1.44%
Ratios of net investment income to
average net assets:
Before fee waivers^	3.77%	3.91%	4.32%	3.84%	2.57%
After fee waivers^	3.80%	3.91%	4.35%	3.87%	2.60%
Portfolio turnover rate	266%	253%	291%	300%	358% (1)

	Class A			Class C
	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2009	2008	2007**	2009	2008	2007	2006	2005*

Net asset value, beginning of period	$ 12.77	$ 13.69	$ 13.60	$ 12.66	$ 13.57	$ 13.51	$ 13.61	$ 13.90
Income (loss) from investment operations:
Net investment income***	0.48	0.50	0.46	0.41	0.43	0.49	0.42	0.23
Net realized and unrealized gain (loss)	1.61	(0.90)	(0.14)	1.59	(0.89)	0.05	0.09	(0.29)
Total income (loss) from investment operations	2.09	(0.40)	0.32	2.00	(0.46)	0.54	0.51	(0.06)
Less distributions:
Distributions from net investment income	(0.50)	(0.50)	(0.23)	(0.42)	(0.43)	(0.48)	(0.53)	(0.23)
Distributions from net realized gains	0.00	(0.02)	0.00	0.00	(0.02)	0.00	(0.08)	0.00
Total distributions	(0.50)	(0.52)	(0.23)	(0.42)	(0.45)	(0.48)	(0.61)	(0.23)
Net asset value, end of period	$ 14.36	$ 12.77	$ 13.69	$ 14.24	$ 12.66	$ 13.57	$ 13.51	$ 13.61

Total return +	16.61%	(3.45)%	2.40%	16.05%	(3.82)%	4.07%	3.85%	(0.42)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 212	$ 188	$ 221	$ 13,119	$ 12,890	$ 13,801	$ 8,288	$ 11,102
Ratios of expenses to average net assets:
Before fee waivers^	1.46%	1.32%	1.31%	1.96%	1.82%	1.81%	2.18%	2.22%
After fee waivers^	1.43%	1.32%	1.28%	1.93%	1.82%	1.78%	2.15%	2.19%
Ratios of net investment income to
average net assets:
Before fee waivers^	3.52%	3.66%	4.08%	3.02%	3.16%	3.57%	3.09%	1.82%
After fee waivers^	3.55%	3.66%	4.11%	3.05%	3.16%	3.60%	3.12%	1.85%
Portfolio turnover rate	266%	253%	291%	266%	253%	291%	300%	358% (1)

*Class C and Class N shares commenced operations on December 10, 2004.
** Class A shares commenced operations on January 3, 2007.
***The net investment income per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(1) Not annualized

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham High-Yield Bond Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2009	2008	2007	2006	2005*

Net asset value, beginning of period	$ 7.30	$ 9.79	$ 9.91	$ 9.82	$ 10.00
Income (loss) from investment operations:
Net investment income***	0.62	0.63	0.65	0.58	0.15
Net realized and unrealized gain (loss)	1.34	(2.49)	(0.15)	0.07	(0.18)
Total income (loss) from investment operations	1.96	(1.86)	0.50	0.65	(0.03)
Less distributions:
Distributions from net investment income	(0.61)	(0.63)	(0.62)	(0.56)	(0.15)
Total distributions	(0.61)	(0.63)	(0.62)	(0.56)	(0.15)
Net asset value, end of period	$ 8.65	$ 7.30	$ 9.79	$ 9.91	$ 9.82

Total return +	28.20%	(20.10)%	5.05%	6.77%	(0.32)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 51,747	$ 43,837	$ 72,503	$ 18,913	$ 8,132
Ratios of expenses to average net assets:
Before fee waivers^	1.58%	1.57%	1.29%	1.84%	2.72%
After fee waivers^	1.55%	1.57%	1.29%	1.84%	2.72%
Ratios of net investment income to
average net assets:
Before fee waivers^	8.00%	6.81%	6.53%	5.91%	4.46%
After fee waivers^	8.03%	6.81%	6.53%	5.91%	4.46%
Portfolio turnover rate	103%	75%	64%	55%	20% (1)

	Class A			Class C
	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2009	2008	2007**	2009	2008	2007	2006	2005*

Net asset value, beginning of period	$ 7.34	$ 9.81	$ 10.06	$ 7.27	$ 9.75	$ 9.90	$ 9.82	$ 10.00
Income (loss) from investment operations:
Net investment income***	0.63	0.60	0.53	0.55	0.55	0.58	0.51	0.12
Net realized and unrealized gain (loss)	1.33	(2.50)	(0.45)	1.35	(2.47)	(0.16)	0.06	(0.17)
Total income (loss) from investment operations	1.96	(1.90)	0.08	1.90	(1.92)	0.42	0.57	(0.05)
Less distributions:
Distributions from net investment income	(0.59)	(0.57)	(0.33)	(0.56)	(0.56)	(0.57)	(0.49)	(0.13)
Total distributions	(0.59)	(0.57)	(0.33)	(0.56)	(0.56)	(0.57)	(0.49)	(0.13)
Net asset value, end of period	$ 8.71	$ 7.34	$ 9.81	$ 8.61	$ 7.27	$ 9.75	$ 9.90	$ 9.82

Total return +	27.91%	(20.43)%	0.83%	27.37%	(20.73)%	4.25%	5.92%	(0.53)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 4,909	$ 1,590	$ 178	$ 7,678	$ 8,203	$ 11,609	$ 7,942	$ 2,498
Ratios of expenses to average net assets:
Before fee waivers^	1.83%	1.82%	1.55%	2.33%	2.32%	2.04%	2.59%	3.47%
After fee waivers^	1.80%	1.82%	1.55%	2.30%	2.32%	2.04%	2.59%	3.47%
Ratios of net investment income to
average net assets:
Before fee waivers^	7.75%	6.56%	6.28%	7.25%	6.06%	5.78%	5.16%	3.71%
After fee waivers^	7.78%	6.56%	6.28%	7.28%	6.06%	5.78%	5.16%	3.71%
Portfolio turnover rate	103%	75%	64%	103%	75%	64%	55%	20% (1)

*Class C and Class N shares commenced operations on July 1, 2005.
** Class A shares commenced operations on January 3, 2007.
***The net investment income per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(1) Not annualized

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Monthly Distribution Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N		Class A
				Ten Months			Ten Months
	Year Ended	Period Ended	Year Ended	Ended	Year Ended	Year Ended	Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	December 31,	December 31,	December 31,	February 28,
	2009	2008*	2009	2008 ~	2007	2006	2005**	2005

Net asset value, beginning of period	$ 34.78	$ 37.32	$ 34.78	$ 46.78	$ 51.01	$ 51.84	$ 55.67	$ 61.80
Income (loss) from investment operations:
Net investment loss***	(0.03)	(0.05)	(0.11)	(0.56)	(0.18)	(0.27)	(0.11)	0.07
Net realized and unrealized gain (loss)	1.39	(2.35)	1.37	(9.08)	1.08	5.07	(0.07)	0.05
Payment from afiliate	0.00	0.00	0.00	0.00	0.00	0.07++	0.00	0.00
Total income (loss) from investment operations	1.36	(2.40)	1.26	(9.64)	0.90	4.87	(0.18)	0.12
Less distributions:
Distributions from net realized gains	(1.15)	(0.14)	(1.15)	(0.14)	(5.13)	0.00	(2.86)	(3.20)
Tax return of capital	(0.90)	0.00	(0.90)	(2.22)	0.00	(5.70)	(0.79)	(3.05)
Total distributions	(2.05)	(0.14)	(2.05)	(2.36)	(5.13)	(5.70)	(3.65)	(6.25)
Net asset value, end of period	$ 34.09	$ 34.78	$ 33.99	$ 34.78	$ 46.78	$ 51.01	$ 51.84	$ 55.67

Total return +	4.29%	(6.44)%	3.99%	(21.27)%	1.72%	9.92%	(0.28)%	0.41%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 16,612	$ 291	$ 24,080	$ 34,552	$ 18,223	$ 24,795	$ 33,381	$ 41,444
Ratios of expenses to average net assets:
Before fee waivers^	2.38%	3.40%	2.63%	3.65%	2.36%	2.34%	2.25%	2.29%
After fee waivers^	2.35%	3.40%	2.60%	3.65%	2.25%	2.21%	2.25%	2.25%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers^	(0.11)%	(1.44)%	(0.36)%	(1.69)%	(0.44)%	(0.59)%	(0.21)%	0.10%
After fee waivers^	(0.08)%	(1.44)%	(0.33)%	(1.69)%	(0.33)%	(0.46)%	(0.21)%	0.14%
Portfolio turnover rate	480%	160% (1)	480%	160% (1)	213%	196%	105% (1)	99%

	Class C
		Ten Months			Ten Months
	Year Ended	Ended	Year Ended	Year Ended	Ended	Year Ended
	October 31,	October 31,	December 31,	December 31,	December 31,	February 28,
	2009	2008 ~	2007	2006	2005**	2005

Net asset value, beginning of period	$ 32.00	$ 43.50	$ 48.12	$ 49.55	$ 53.70	$ 60.30
Income (loss) from investment operations:
Net investment income (loss)***	(0.33)	(0.75)	(0.55)	(0.64)	(0.46)	(0.30)
Net realized and unrealized gain (loss)	1.21	(8.39)	1.06	4.84	(0.04)	(0.05)
Payment from afiliate	0.00	0.00	0.00	0.07++	0.00	0.00
Total income (loss) from investment operations	0.88	(9.14)	0.51	4.27	(0.50)	(0.35)
Less distributions:
Distributions from net realized gains	(1.15)	(0.14)	(5.13)	0.00	(2.86)	(3.20)
Tax return of capital	(0.90)	(2.22)	0.00	(5.70)	(0.79)	(3.05)
Total distributions	(2.05)	(2.36)	(5.13)	(5.70)	(3.65)	(6.25)
Net asset value, end of period	$ 30.83	$ 32.00	$ 43.50	$ 48.12	$ 49.55	$ 53.70

Total return +	3.12%	(21.74)%	0.98%	9.13%	(0.91)%	(0.40)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 19,553	$ 28,310	$ 15,161	$ 18,601	$ 23,250	$ 28,745
Ratios of expenses to average net assets:
Before fee waivers^	3.38%	4.40%	3.11%	3.09%	3.00%	3.04%
After fee waivers^	3.35%	4.40%	3.00%	2.96%	3.00%	3.00%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers^	(1.11)%	(2.44)%	(1.20)%	(1.34)%	(0.97)%	(0.65)%
After fee waivers^	(1.08)%	(2.44)%	(1.09)%	(1.20)%	(0.97)%	(0.61)%
Portfolio turnover rate	480%	160% (1)	213%	196%	105% (1)	99%
*Class N shares commenced operations on September 29, 2008.
**The Fund's fiscal year end changed from February 28 to December 31, effective December 31, 2005.
***The net investment income (loss) per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(1) Not Annualized
++ Amount was calculated based on the average shares outstanding during the period.
~ The Fund's fiscal year end changed from December 31 to October 31 effective September 29, 2008.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Appreciation & Income Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2009	2008	2007	2006	2005*

Net asset value, beginning of period	$ 5.77	$ 10.13	$ 9.11	$ 9.03	$ 8.95
Income (loss) from investment operations:
Net investment income (loss)***	0.14	0.03	0.03	(0.01)	(0.03)
Net realized and unrealized gain (loss)	1.70	(3.46)	1.87	1.05	0.11
Total income (loss) from investment operations	1.84	(3.43)	1.90	1.04	0.08
Less distributions:
Distributions from net investment income	(0.08)	(0.30)	(0.23)	(0.08)	0.00
Distributions from net realized gains	0.00	(0.36)	(0.65)	(0.88)	0.00
Distributions from paid in capital	0.00	(0.27)	0.00	0.00	0.00
Total distributions	(0.08)	(0.93)	(0.88)	(0.96)	0.00
Net asset value, end of period	$ 7.53	$ 5.77	$ 10.13	$ 9.11	$ 9.03

Total return +	32.37%	(37.06)%	22.85%	12.08%	0.89%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 20,515	$ 24,521	$ 34,074	$ 20,987	$ 14,120
Ratios of expenses to average net assets:
Before fee waivers^	1.86%	1.90%	1.87%	2.10%	2.22%
After fee waivers^	1.83%	1.90%	1.87%	2.10%	2.22%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers^	2.15%	0.41%	0.31%	(0.16)%	(0.36)%
After fee waivers^	2.18%	0.41%	0.31%	(0.16)%	(0.36)%
Portfolio turnover rate	69%	104%	109%	78%	92% (1)

	Class A			Class C
	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2009	2008	2007**	2009	2008	2007	2006	2005*

Net asset value, beginning of period	$ 5.74	$ 10.11	$ 8.41	$ 5.64	$ 9.95	$ 8.90	$ 8.95	$ 8.95
Income (loss) from investment operations:
Net investment income (loss)***	0.13	0.01	0.00	0.07	(0.05)	(0.06)	(0.11)	(0.11)
Net realized and unrealized gain (loss)	1.70	(3.45)	1.70	1.69	(3.41)	1.85	1.06	0.11
Total income (loss) from investment operations	1.83	(3.44)	1.70	1.76	(3.46)	1.79	0.95	0.00
Less distributions:
Distributions from net investment income	(0.05)	(0.27)	0.00	0.00	(0.02)	(0.09)	(0.12)	0.00
Distributions from net realized gains	0.00	(0.36)	0.00	0.00	(0.36)	(0.65)	(0.88)	0.00
Distributions from paid in capital	0.00	(0.30)	0.00	0.00	(0.47)	0.00	0.00	0.00
Total distributions	(0.05)	(0.93)	0.00	0.00	(0.85)	(0.74)	(1.00)	0.00
Net asset value, end of period	$ 7.52	$ 5.74	$ 10.11	$ 7.40	$ 5.64	$ 9.95	$ 8.90	$ 8.95

Total return +	32.09%	(37.32)%	20.21%	31.21%	(37.80)%	21.69%	11.09%	0.00%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 2,498	$ 468	$ 732	$ 3,513	$ 3,642	$ 6,442	$ 3,401	$ 4,179
Ratios of expenses to average net assets:
Before fee waivers^	2.11%	2.15%	2.12%	2.86%	2.90%	2.87%	3.10%	3.22%
After fee waivers^	2.08%	2.15%	2.12%	2.83%	2.90%	2.87%	3.10%	3.22%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers^	1.90%	0.16%	0.06%	1.15%	(0.59)%	(0.69)%	(1.16)%	(1.36)%
After fee waivers^	1.93%	0.16%	0.06%	1.18%	(0.59)%	(0.69)%	(1.16)%	(1.36)%
Portfolio turnover rate	69%	104%	109%	69%	104%	109%	78%	92% (1)

*Class C and Class N shares commenced operations on December 10, 2004.
** Class A shares commenced operations on January 3, 2007.
***The net investment income (loss) per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(1) Not annualized

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Large Cap Value Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2009	2008	2007	2006	2005*

Net asset value, beginning of period	$ 8.09	$ 13.30	$ 12.45	$ 11.95	$ 11.00
Income (loss) from investment operations:
Net investment income ***	0.07	0.10	0.16	0.09	0.03
Net realized and unrealized gain (loss)	0.62	(4.90)	1.47	1.34	0.92
Total income (loss) from investment operations	0.69	(4.80)	1.63	1.43	0.95
Less distributions:
Distributions from net investment income	(0.08)	(0.14)	(0.08)	(0.04)	0.00
Distributions from net realized gains	0.00	(0.27)	(0.70)	(0.89)	0.00
Total distributions	(0.08)	(0.41)	(0.78)	(0.93)	0.00
Net asset value, end of period	$ 8.70	$ 8.09	$ 13.30	$ 12.45	$ 11.95

Total return +	8.72%	(37.14)%	13.67%	12.54%	8.64%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 29,315	$ 32,126	$ 48,049	$ 32,609	$ 24,240
Ratios of expenses to average net assets:
Before fee waivers^	1.72%	1.85%	1.32%	1.55%	1.75%
After fee waivers^	1.69%	1.85%	1.32%	1.50%	1.67%
Ratios of net investment income to
average net assets:
Before fee waivers^	0.90%	0.71%	1.28%	0.73%	0.23%
After fee waivers^	0.93%	0.71%	1.28%	0.78%	0.31%
Portfolio turnover rate	47%	21%	23%	22%	32% (1)

	Class A			Class C
	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2009	2008	2007**	2009	2008	2007	2006	2005*

Net asset value, beginning of period	$ 8.06	$ 13.28	$ 12.18	$ 7.93	$ 13.04	$ 12.26	$ 11.85	$ 11.00
Income (loss) from investment operations:
Net investment income (loss)***	0.05	0.07	0.11	(0.01)	(0.01)	0.04	(0.02)	(0.07)
Net realized and unrealized gain (loss)	0.63	(4.89)	0.99	0.61	(4.81)	1.44	1.32	0.92
Total income (loss) from investment operations	0.68	(4.82)	1.10	0.60	(4.82)	1.48	1.30	0.85
Less distributions:
Distributions from net investment income	(0.05)	(0.13)	0.00	0.00	(0.02)	0.00	0.00	0.00
Distributions from net realized gains	0.00	(0.27)	0.00	0.00	(0.27)	(0.70)	(0.89)	0.00
Total distributions	(0.05)	(0.40)	0.00	0.00	(0.29)	(0.70)	(0.89)	0.00
Net asset value, end of period	$ 8.69	$ 8.06	$ 13.28	$ 8.53	$ 7.93	$ 13.04	$ 12.26	$ 11.85

Total return +	8.55%	(37.34)%	9.03%	7.57%	(37.74)%	12.52%	11.48%	7.73%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 55	$ 90	$ 187	$ 4,953	$ 5,069	$ 8,785	$ 6,105	$ 7,582
Ratios of expenses to average net assets:
Before fee waivers^	1.97%	2.10%	1.57%	2.72%	2.85%	2.32%	2.55%	2.75%
After fee waivers^	1.94%	2.10%	1.57%	2.69%	2.85%	2.32%	2.50%	2.67%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers^	0.65%	0.46%	1.03%	(0.10)%	(0.29)%	0.28%	(0.27)%	(0.77)%
After fee waivers^	0.68%	0.46%	1.03%	(0.07)%	(0.29)%	0.28%	(0.22)%	(0.69)%
Portfolio turnover rate	47%	21%	23%	47%	21%	23%	22%	32% (1)

*Class C and Class N shares commenced operations on December 10, 2004.
** Class A shares commenced operations on January 3, 2007.
***The net investment income (loss) per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(1) Not annualized

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Real Estate Stock Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2009	2008	2007	2006	2005*

Net asset value, beginning of period	$ 9.14	$ 16.77	$ 21.73	$ 20.02	$ 18.51
Income (loss) from investment operations:
Net investment income (loss)***	0.08	0.21	0.17	(0.05)	0.12
Net realized and unrealized gain (loss)	0.23	(6.68)	(0.88)	5.81	1.39
Total income (loss) from investment operations	0.31	(6.47)	(0.71)	5.76	1.51
Less distributions:
Distributions from net investment income	(0.18)	(0.19)	(0.01)	(0.13)	0.00
Distributions from net realized gains	0.00	(0.97)	(4.24)	(3.92)	0.00
Total distributions	(0.18)	(1.16)	(4.25)	(4.05)	0.00
Net asset value, end of period	$ 9.27	$ 9.14	$ 16.77	$ 21.73	$ 20.02

Total return +	3.89%	(40.64)%	(4.20)%	34.45%	8.16%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 5,542	$ 5,786	$ 10,683	$ 9,619	$ 6,456
Ratios of expenses to average net assets:
Before fee waivers^	3.05%	1.85%	1.73%	2.21%	2.51%
After fee waivers^	3.02%	1.81%	1.53%	2.15%	2.51%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers^	1.05%	1.61%	0.75%	(0.30)%	0.75%
After fee waivers^	1.08%	1.65%	0.95%	(0.24)%	0.75%
Portfolio turnover rate	221%	99%	90%	131%	97% (1)

	Class A			Class C
	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2009	2008	2007**	2009	2008	2007	2006	2005*

Net asset value, beginning of period	$ 9.13	$ 16.75	$ 17.65	$ 8.82	$ 16.20	$ 21.31	$ 19.85	$ 18.51
Income (loss) from investment operations:
Net investment income (loss)***	0.06	0.20	0.10	0.01	0.10	(0.01)	(0.23)	(0.04)
Net realized and unrealized gain (loss)	0.22	(6.69)	(1.00)	0.22	(6.47)	(0.85)	5.73	1.38
Total income (loss) from investment operations	0.28	(6.49)	(0.90)	0.23	(6.37)	(0.86)	5.50	1.34
Less distributions:
Distributions from net investment income	(0.14)	(0.16)	0.00	(0.04)	(0.04)	(0.01)	(0.12)	0.00
Distributions from net realized gains	0.00	(0.97)	0.00	0.00	(0.97)	(4.24)	(3.92)	0.00
Total distributions	(0.14)	(1.13)	0.00	(0.04)	(1.01)	(4.25)	(4.04)	0.00
Net asset value, end of period	$ 9.27	$ 9.13	$ 16.75	$ 9.01	$ 8.82	$ 16.20	$ 21.31	$ 19.85

Total return +	3.64%	(40.86)%	(5.09)%	2.76%	(41.23)%	(5.15)%	33.15%	7.24%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 20	$ 83	$ 186	$ 943	$ 1,276	$ 2,855	$ 2,069	$ 1,940
Ratios of expenses to average net assets:
Before fee waivers^	3.30%	2.10%	1.98%	4.05%	2.85%	2.73%	3.21%	3.51%
After fee waivers^	3.27%	2.06%	1.78%	4.02%	2.81%	2.53%	3.15%	3.51%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers^	0.80%	1.36%	0.50%	0.05%	0.61%	(0.25)%	(1.30)%	(0.25)%
After fee waivers^	0.83%	1.40%	0.70%	0.08%	0.65%	(0.05)%	(1.24)%	(0.25)%
Portfolio turnover rate	221%	99%	90%	221%	99%	90%	131%	97% (1)

*Class C and Class N shares commenced operations on December 10, 2004.
** Class A shares commenced operations on January 3, 2007.
***The net investment income (loss) per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(1) Not annualized

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham International Stock Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2009	2008	2007	2006	2005*

Net asset value, beginning of period	$ 8.09	$ 16.40	$ 14.41	$ 13.39	$ 12.47
Income (loss) from investment operations:
Net investment income (loss)***	0.05	0.18	0.01	(0.05)	(0.01)
Net realized and unrealized gain (loss)	3.09	(7.71)	2.99	2.99	0.93
Total income (loss) from investment operations	3.14	(7.53)	3.00	2.94	0.92
Less distributions:
Distributions from net investment income	(0.11)	(0.10)	(0.01)	0.00	0.00
Distributions from net realized gains	0.00	(0.68)	(1.00)	(1.92)	0.00
Total distributions	(0.11)	(0.78)	(1.01)	(1.92)	0.00
Net asset value, end of period	$ 11.12	$ 8.09	$ 16.40	$ 14.41	$ 13.39

Total return +	39.44%	(47.93)%	21.70%	24.21%	7.38%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 31,858	$ 31,369	$ 50,847	$ 26,436	$ 17,728
Ratios of expenses to average net assets:
Before fee waivers^	2.63%	1.80%	1.91%	2.19%	2.02%
After fee waivers^	2.60%	1.80%	1.91%	2.19%	2.02%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers^	0.55%	1.45%	0.07%	(0.35)%	(0.12)%
After fee waivers^	0.58%	1.45%	0.07%	(0.35)%	(0.12)%
Portfolio turnover rate	173%	149%	55%	62%	135% (1)

	Class A			Class C
	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2009	2008	2007**	2009	2008	2007	2006	2005*

Net asset value, beginning of period	$ 8.05	$ 16.36	$ 14.62	$ 7.81	$ 15.90	$ 14.13	$ 13.28	$ 12.47
Income (loss) from investment operations:
Net investment income (loss)***	0.03	0.13	(0.02)	(0.04)	0.05	(0.14)	(0.18)	(0.13)
Net realized and unrealized gain (loss)	3.10	(7.67)	1.76	3.01	(7.46)	2.92	2.95	0.94
Total income (loss) from investment operations	3.13	(7.54)	1.74	2.97	(7.41)	2.78	2.77	0.81
Less distributions:
Distributions from net investment income	(0.05)	(0.09)	0.00	0.00	0.00	(0.01)	0.00	0.00
Distributions from net realized gains	0.00	(0.68)	0.00	0.00	(0.68)	(1.00)	(1.92)	0.00
Total distributions	(0.05)	(0.77)	0.00	0.00	(0.68)	(1.01)	(1.92)	0.00
Net asset value, end of period	$ 11.13	$ 8.05	$ 16.36	$ 10.78	$ 7.81	$ 15.90	$ 14.13	$ 13.28

Total return +	39.17%	(48.04)%	11.90%	38.03%	(48.43)%	20.51%	22.99%	6.49%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 57	$ 39	$ 182	$ 5,766	$ 4,975	$ 10,092	$ 5,721	$ 6,006
Ratios of expenses to average net assets:
Before fee waivers^	2.88%	2.05%	2.16%	3.63%	2.80%	2.91%	3.19%	3.02%
After fee waivers^	2.85%	2.05%	2.16%	3.60%	2.80%	2.91%	3.19%	3.02%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers^	0.30%	1.20%	(0.18)%	(0.45)%	0.45%	(0.93)%	(1.35)%	(1.12)%
After fee waivers^	0.33%	1.20%	(0.18)%	(0.42)%	0.45%	(0.93)%	(1.35)%	(1.12)%
Portfolio turnover rate	173%	149%	55%	173%	149%	55%	62%	135% (1)

*Class C and Class N shares commenced operations on December 10, 2004.
** Class A shares commenced operations on January 3, 2007.
***The net investment income (loss) per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(1) Not annualized

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Small Cap Value Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2009	2008	2007	2006	2005*

Net asset value, beginning of period	$ 7.64	$ 12.27	$ 13.18	$ 12.00	$ 12.59
Income (loss) from investment operations:
Net investment income (loss)***	0.08	0.08	(0.01)	(0.01)	(0.16)
Net realized and unrealized gain (loss)	0.32	(4.38)	1.34	1.98	(0.43)
Total income (loss) from investment operations	0.40	(4.30)	1.33	1.97	(0.59)
Less distributions:
Distributions from net investment income	(0.10)	0.00	0.00	0.00	0.00
Distributions from net realized gains	0.00	(0.33)	(2.24)	(0.79)	0.00
Total distributions	(0.10)	(0.33)	(2.24)	(0.79)	0.00
Net asset value, end of period	$ 7.94	$ 7.64	$ 12.27	$ 13.18	$ 12.00

Total return +	5.54%	(35.85)%	10.75%	17.22%	(4.69)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 13,288	$ 17,630	$ 28,678	$ 18,776	$ 12,757
Ratios of expenses to average net assets:
Before fee waivers^	1.48%	1.89%	2.49%	2.05%	2.27%
After fee waivers^	1.45%	1.89%	2.34%	1.84%	2.27%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers^	1.19%	0.84%	(0.20)%	(0.30)%	(1.46)%
After fee waivers^	1.22%	0.84%	(0.05)%	(0.08)%	(1.46)%
Portfolio turnover rate	40%	52%	44%	127%	42% (1)

	Class A			Class C
	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2008	2008	2007**	2009	2008	2007	2006	2005*

Net asset value, beginning of period	$ 7.61	$ 12.25	$ 11.71	$ 7.32	$ 11.88	$ 12.94	$ 11.90	$ 12.59
Income (loss) from investment operations:
Net investment income (loss)***	0.07	0.05	(0.03)	0.01	(0.03)	(0.13)	(0.14)	(0.27)
Net realized and unrealized gain (loss)	0.32	(4.36)	0.57	0.32	(4.20)	1.31	1.97	(0.42)
Total income (loss) from investment operations	0.39	(4.31)	0.54	0.33	(4.23)	1.18	1.83	(0.69)
Less distributions:
Distributions from net investment income	(0.08)	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gains	0.00	(0.33)	0.00	0.00	(0.33)	(2.24)	(0.79)	0.00
Total distributions	(0.08)	(0.33)	0.00	0.00	(0.33)	(2.24)	(0.79)	0.00
Net asset value, end of period	$ 7.92	$ 7.61	$ 12.25	$ 7.65	$ 7.32	$ 11.88	$ 12.94	$ 11.90

Total return +	5.35%	(35.99)%	4.61%	4.51%	(36.45)%	9.64%	16.13%	(5.48)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 19	$ 30	$ 68	$ 2,012	$ 2,289	$ 5,059	$ 3,715	$ 4,296
Ratios of expenses to average net assets:
Before fee waivers^	1.73%	2.14%	2.74%	2.48%	2.89%	3.49%	3.05%	3.27%
After fee waivers^	1.70%	2.14%	2.59%	2.45%	2.89%	3.34%	2.84%	3.27%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers^	0.94%	0.59%	(0.45)%	0.19%	(0.16)%	(1.20)%	(1.30)%	(2.46)%
After fee waivers^	0.97%	0.59%	(0.29)%	0.22%	(0.16)%	(1.05)%	(1.08)%	(2.46)%
Portfolio turnover rate	40%	52%	44%	40%	52%	44%	127%	42% (1)

*Class C and Class N shares commenced operations on December 10, 2004.
** Class A shares commenced operations on January 3, 2007.
***The net investment income (loss) per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(1) Not annualized

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Large Cap Growth Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N
	Year Ended	Year Ended		Year Ended	Year Ended	Period Ended
	October 31,	October 31,		October 31,	October 31,	October 31,
	2009	2008		2007	2006	2005*

Net asset value, beginning of period	$ 3.16	$ 5.54		$ 4.68	$ 4.97	$ 4.63
Income (loss) from investment operations:
Net investment income (loss)***	0.01	(0.03)		0.01	(0.01)	(0.04)
Net realized and unrealized gain (loss)	(0.05)	(2.10)		0.98	0.20	0.38
Total income (loss) from investment operations	(0.04)	(2.13)		0.99	0.19	0.34
Less distributions:
Distributions from net investment income	0.00	0.00	(a)	0.00	0.00	0.00
Distributions from net realized gains	0.00	(0.25)		(0.13)	(0.48)	0.00
Total distributions	0.00	(0.25)		(0.13)	(0.48)	0.00
Net asset value, end of period	$ 3.12	$ 3.16		$ 5.54	$ 4.68	$ 4.97

Total return +	(1.27)%	(40.18)%		21.56%	3.90%	7.34%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 33,199	$ 44,811		$ 66,087	$ 36,325	$ 25,771
Ratios of expenses to average net assets:
Before fee waivers^	1.04%	1.77%		1.39%	1.65%	1.82%
After fee waivers^	1.01%	1.77%		1.24%	1.36%	1.68%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers^	0.18%	(0.60)%		0.01%	(0.56)%	(1.00)%
After fee waivers^	0.21%	(0.60)%		0.16%	(0.27)%	(0.86)%
Portfolio turnover rate	258%	328%		232%	248%	118% (1)

	Class A				Class C
	Year Ended	Year Ended		Period Ended	Year Ended	Year Ended		Year Ended	Year Ended	Period Ended
	October 31,	October 31,		October 31,	October 31,	October 31,		October 31,	October 31,	October 31,
	2009	2008		2007**	2009	2008		2007	2006	2005*

Net asset value, beginning of period	$ 3.14	$ 5.54		$ 4.63	$ 3.04	$ 5.38		$ 4.59	$ 4.93	$ 4.63
Income (loss) from investment operations:
Net investment income (loss)***	0.00	(0.04)		0.00	(0.02)	(0.07)		(0.04)	(0.06)	(0.08)
Net realized and unrealized gain (loss)	(0.05)	(2.11)		0.91	(0.06)	(2.02)		0.96	0.20	0.38
Total income (loss) from investment operations	(0.05)	(2.15)		0.91	(0.08)	(2.09)		0.92	0.14	0.30
Less distributions:
Distributions from net investment income	0.00	0.00	(a)	0.00	0.00	0.00	(a)	0.00	0.00	0.00
Distributions from net realized gains	0.00	(0.25)		0.00	0.00	(0.25)		(0.13)	(0.48)	0.00
Total distributions	0.00	(0.25)		0.00	0.00	(0.25)		(0.13)	(0.48)	0.00
Net asset value, end of period	$ 3.09	$ 3.14		$ 5.54	$ 2.96	$ 3.04		$ 5.38	$ 4.59	$ 4.93

Total return +	(1.59)%	(40.55)%		19.65%	(2.63)%	(40.65)%		20.44%	2.83%	6.48%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 53	$ 31		$ 293	$ 5,106	$ 5,923		$ 11,394	$ 6,137	$ 7,849
Ratios of expenses to average net assets:
Before fee waivers^	1.29%	2.02%		1.64%	2.04%	2.77%		2.39%	2.65%	2.82%
After fee waivers^	1.26%	2.02%		1.49%	2.01%	2.77%		2.24%	2.36%	2.68%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers^	(0.07)%	(0.85)%		(0.24)%	(0.82)%	(1.60)%		(0.99)%	(1.56)%	(2.00)%
After fee waivers^	(0.04)%	(0.85)%		(0.09)%	(0.79)%	(1.60)%		(0.84)%	(1.27)%	(1.86)%
Portfolio turnover rate	258%	328%		232%	258%	328%		232%	248%	118% (1)

*Class C and Class N shares commenced operations on December 10, 2004.
** Class A shares commenced operations on January 3, 2007.
***The net investment income (loss) per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(a) Represents less than $0.01 per share
(1) Not annualized

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Small Cap Growth Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2009	2008	2007	2006	2005*

Net asset value, beginning of period	$ 9.34	$ 16.50	$ 13.62	$ 15.60	$ 14.81
Income (loss) from investment operations:
Net investment loss***	(0.17)	(0.20)	(0.13)	(0.20)	(0.25)
Net realized and unrealized gain (loss)	1.85	(5.48)	3.44	1.45	1.04
Total income (loss) from investment operations	1.68	(5.68)	3.31	1.25	0.79
Less distributions:
Distributions from net investment income	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gains	0.00	(1.48)	(0.43)	(3.23)	0.00
Total distributions	0.00	(1.48)	(0.43)	(3.23)	0.00
Net asset value, end of period	$ 11.02	$ 9.34	$ 16.50	$ 13.62	$ 15.60

Total return +	17.99%	(37.74)%	24.92%	8.42%	5.33%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 14,217	$ 18,649	$ 31,562	$ 20,381	$ 14,651
Ratios of expenses to average net assets:
Before fee waivers^	2.35%	2.03%	1.43%	1.82%	2.10%
After fee waivers^	2.32%	2.03%	1.43%	1.82%	2.10%
Ratios of net investment loss to
average net assets:
Before fee waivers^	(1.82)%	(1.51)%	(0.86)%	(1.39)%	(1.85)%
After fee waivers^	(1.79)%	(1.51)%	(0.86)%	(1.39)%	(1.85)%
Portfolio turnover rate	214%	250%	214%	237%	197% (1)

	Class A			Class C
	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2009	2008	2007**	2009	2008	2007	2006	2005*

Net asset value, beginning of period	$ 9.31	$ 16.49	$ 13.70	$ 8.94	$ 16.00	$ 13.34	$ 15.47	$ 14.81
Income (loss) from investment operations:
Net investment loss***	(0.20)	(0.26)	(0.14)	(0.25)	(0.32)	(0.27)	(0.34)	(0.38)
Net realized and unrealized gain (loss)	1.85	(5.44)	2.93	1.75	(5.26)	3.36	1.44	1.04
Total income (loss) from investment operations	1.65	(5.70)	2.79	1.50	(5.58)	3.09	1.10	0.66
Less distributions:
Distributions from net investment income	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gains	0.00	(1.48)	0.00	0.00	(1.48)	(0.43)	(3.23)	0.00
Total distributions	0.00	(1.48)	0.00	0.00	(1.48)	(0.43)	(3.23)	0.00
Net asset value, end of period	$ 10.96	$ 9.31	$ 16.49	$ 10.44	$ 8.94	$ 16.00	$ 13.34	$ 15.47

Total return +	17.72%	(37.89)%	20.36%	16.78%	(38.34)%	23.77%	7.33%	4.46%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 149	$ 24	$ 207	$ 3,041	$ 3,192	$ 6,305	$ 3,899	$ 4,575
Ratios of expenses to average net assets:
Before fee waivers^	2.60%	2.28%	1.68%	3.35%	3.03%	2.43%	2.82%	3.10%
After fee waivers^	2.57%	2.28%	1.68%	3.32%	3.03%	2.43%	2.82%	3.10%
Ratios of net investment loss to
average net assets:
Before fee waivers^	(2.07)%	(1.76)%	(1.11)%	(2.82)%	(2.51)%	(1.86)%	(2.39)%	(2.85)%
After fee waivers^	(2.04)%	(1.76)%	(1.11)%	(2.79)%	(2.51)%	(1.86)%	(2.39)%	(2.85)%
Portfolio turnover rate	214%	250%	214%	214%	250%	214%	237%	197% (1)

*Class C and Class N shares commenced operations on December 10, 2004.
** Class A shares commenced operations on January 3, 2007.
***The net investment income (loss) per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(1) Not annualized

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Emerging Markets Stock Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2009	2008	2007	2006	2005*

Net asset value, beginning of period	$ 7.32	$ 24.83	$ 19.07	$ 17.03	$ 13.93
Income (loss) from investment operations:
Net investment income (loss)***	(0.08)	0.03	(0.06)	0.00	0.00
Net realized and unrealized gain (loss)	6.28	(12.90)	9.31	5.17	3.10
Total income (loss) from investment operations	6.20	(12.87)	9.25	5.17	3.10
Less distributions:
Distributions from net investment income	0.00	(0.14)	(0.35)	(0.20)	0.00
Distributions from net realized gains	(0.11)	(4.50)	(3.14)	(2.93)	0.00
Total distributions	(0.11)	(4.64)	(3.49)	(3.13)	0.00
Net asset value, end of period	$ 13.41	$ 7.32	$ 24.83	$ 19.07	$ 17.03

Total return +	86.15%	(62.85)%	55.66%	34.20%	22.25%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 10,999	$ 9,466	$ 23,492	$ 14,320	$ 9,898
Ratios of expenses to average net assets:
Before fee waivers^	2.45%	1.70%	2.58%	2.37%	2.94%
After fee waivers^	2.42%	1.63%	2.28%	2.27%	2.94%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers^	(0.91)%	0.14%	(0.57)%	(0.11)%	0.03%
After fee waivers^	(0.88)%	0.21%	(0.27)%	(0.01)%	0.03%
Portfolio turnover rate	63%	84%	92%	73%	65% (1)

	Class A			Class C
	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2009	2008	2007**	2009	2008	2007	2006	2005*

Net asset value, beginning of period	$ 7.27	$ 24.79	$ 17.97	$ 7.20	$ 24.56	$ 18.95	$ 16.90	$ 13.93
Income (loss) from investment operations:
Net investment loss***	(0.12)	(0.01)	(0.09)	(0.17)	(0.12)	(0.26)	(0.19)	(0.14)
Net realized and unrealized gain (loss)	6.24	(12.84)	6.91	6.14	(12.74)	9.24	5.17	3.11
Total income (loss) from investment operations	6.12	(12.85)	6.82	5.97	(12.86)	8.98	4.98	2.97
Less distributions:
Distributions from net investment income	0.00	(0.17)	0.00	0.00	0.00	(0.23)	0.00	0.00
Distributions from net realized gains	(0.11)	(4.50)	0.00	(0.11)	(4.50)	(3.14)	(2.93)	0.00
Total distributions	(0.11)	(4.67)	0.00	(0.11)	(4.50)	(3.37)	(2.93)	0.00
Net asset value, end of period	$ 13.28	$ 7.27	$ 24.79	$ 13.06	$ 7.20	$ 24.56	$ 18.95	$ 16.90

Total return +	85.64%	(62.96)%	37.95%	84.37%	(63.22)%	54.16%	32.91%	21.32%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 635	$ 86	$ 350	$ 2,169	$ 1,444	$ 4,318	$ 2,212	$ 2,519
Ratios of expenses to average net assets:
Before fee waivers^	2.70%	1.95%	2.83%	3.45%	2.70%	3.58%	3.37%	3.94%
After fee waivers^	2.67%	1.88%	2.53%	3.42%	2.63%	3.28%	3.27%	3.94%
Ratios of net investment loss to
average net assets:
Before fee waivers^	(1.16)%	(0.11)%	(0.82)%	(1.91)%	(0.86)%	(1.57)%	(1.11)%	(0.97)%
After fee waivers^	(1.13)%	(0.04)%	(0.52)%	(1.88)%	(0.79)%	(1.27)%	(1.01)%	(0.97)%
Portfolio turnover rate	63%	84%	92%	63%	84%	92%	73%	65% (1)

*Class C and Class N shares commenced operations on December 10, 2004.
** Class A shares commenced operations on January 3, 2007.
***The net investment income (loss) per share data was determined using the average shares outstanding throughout the period.
^ Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(1) Not annualized

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2009

1.

ORGANIZATION

Each of the Dunham Funds (the “Funds”) is a series of Dunham Funds (the “Trust”), a Delaware Business Trust organized on November 28, 2007 and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.  Prior to that date, the Dunham Funds were series of AdvisorOne Funds, also a Delaware Business Trust.  The Dunham Funds currently consist of eleven funds: Corporate/Government Bond Fund; High-Yield Bond Fund; Monthly Distribution Fund; Appreciation & Income Fund; Large Cap Value Fund; Real Estate Stock Fund; International Stock Fund; Small Cap Value Fund; Large Cap Growth Fund; Small Cap Growth Fund and Emerging Markets Stock Fund.  The Monthly Distribution Fund and Real Estate Stock Fund operate as non-diversified funds, while the remaining funds operate as diversified funds, within the meaning of the 1940 Act.

UFund	UPrimary Objective
Corporate/Government Bond High-Yield Bond Monthly Distribution	Current income and capital appreciation High level of current income Positive returns in rising and falling market environments
Appreciation & Income	Total return through current income and capital appreciation
Large Cap Value	Total return from capital appreciation and dividends
Real Estate Stock	Total return from capital appreciation and dividends
International Stock	Total return from capital appreciation and dividends
Small Cap Value	Total return from capital appreciation
Large Cap Growth	Total return from capital appreciation and dividends
Small Cap Growth	Total return from capital appreciation
Emerging Markets Stock	Total return from capital appreciation

Currently, each Fund offers Class A, Class C and Class N shares.   Each class represents an interest in the same assets of the applicable Fund with the only difference being that Class A shares are subject to a front-end sales charge and an annual distribution fee and Class C shares are subject to an annual service and distribution fee.  The Class C and N shares, with the exception of High-Yield Bond and Monthly Distribution, commenced operations on December 10, 2004 and were formed as a result of tax-free conversions from common trusts.  The conversions were accomplished through the exchange of the common trust securities, cash, and other assets for equivalent value of the Funds’ shares.  High-Yield Bond Class C and N shares commenced operations on July 1, 2005. The Class A shares for all Funds except Monthly Distribution commenced operations on January 3, 2007. Monthly Distribution‘s Predecessor Fund’s Class A shares and C shares commenced operations on December 26, 2000. Monthly Distribution Class N shares commenced operations on September 29, 2008.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements.

a. Security Valuation – In determining each Fund’s NAV per share, equity securities for which market quotations are readily available are valued at current market value using the last reported sales price. NASDAQ traded securities are valued using the NASDAQ official closing price (“NOCP”).  If no sale price is reported, the last bid price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate). U.S. government and agency securities are valued at the mean between the most recent bid and asked prices. Short-term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, and other debt securities are generally valued on the basis of dealer supplied quotations or by pricing system selected by the Adviser and approved by the Board of Trustees of the Trust. Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities. However, in circumstances where the Adviser deems it appropriate to do so, the mean of the bid and asked prices for over- the-counter securities or the last available sale price for exchange-traded debt securities may be used. Where no last sale price for exchange traded debt securities is available, the mean of the bid and asked prices may be used. Short-term debt securities with a remaining maturity of 60 days or less are amortized to maturity, provided such valuations represent fair value.

Options are valued at the last reported sale price at the close of the exchange on which the security is primarily traded. If no sales are reported for the exchange-traded options, or the options are not exchange-traded, then they are valued at the mean of their most recent quoted bid and asked price. Futures contracts are valued at the daily quoted settlement prices.

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2009

Trading in securities on Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days, which are not business days in New York, and on which a Fund’s net asset value is not calculated. Each Fund calculates net asset value per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of regular trading on the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events that may materially affect the value of such securities occur between the time when their price is determined and the time when the Fund’s net asset value is calculated, such securities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees of the Trust.

Securities for which current market quotations are not readily available or for which quotations are not deemed to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Board in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

Securities in which the Funds invest may be traded in markets that close before 4:00 p.m. Eastern Time (“ET”).  Normally, developments that occur between the close of the foreign markets and 4:00 p.m. ET will not be reflected in the Fund’s NAV.  However, Funds may determine that such developments are so significant that they will materially affect the value of the Fund’s securities, and the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. ET. Effective July 1, 2009, both International Stock and Emerging Markets began using fair value market prices as provided by an independent pricing vendor on a daily basis for those securities traded on a foreign exchange.

The Funds utilizes various methods to measure the fair value of most of there investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of October 31, 2009 for the Fund’s assets and liabilities measured at fair value:

Corporate/Government Bond

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes	$ -	$ 35,048,091	$ -	$ 35,048,091
Mortgage Backed Securities	-	3,821,576	-	3,821,576
U.S. Government Agencies	-	36,661,476	-	36,661,476
Preferred Stock	294,525	-	-	294,525
Total	$ 294,525	$ 75,531,143	$ -	$ 75,825,668

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2009

High-Yield Bond

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds	$ -	$ 60,411,979	$ -	$ 60,411,979
Preferred Stock	1,150,075	-	-	1,150,075
Total	$ 1,150,075	$ 60,411,979	$ -	$ 61,562,054

Monthly Distribution

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 29,861,441	$ -	$ -	$ 29,861,441
Exchange Traded Funds	1,334,433	-	-	1,334,433
Preferred Stock	2,373,248	-	-	2,373,248
Purchased Put Options	26,470	-	-	26,470
Total	33,595,592	-	-	33,595,592
Liabilities
Written Call Options	685,818	-	-	685,818
Securities Sold Short	6,427,381	-	-	6,427,381
Total	$ 7,113,199	$ -	$ -	$ 7,113,199

Appreciation & Income

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 12,320,439	$ -	$ -	$ 12,320,439
Preferred Stock	3,569,742	-	-	3,569,742
Convertible Bonds	-	10,486,257	-	10,486,257
Total	$ 15,890,181	$ 10,486,257	$ -	$ 26,376,438

Large Cap Value

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 34,330,514	$ -	$ -	$ 34,330,514
Total	$ 34,330,514	$ -	$ -	$ 34,330,514

Real Estate

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 6,115,262	$ -	$ -	$ 6,115,262
Exchange Traded Funds	304,710	-	-	304,710
Total	$ 6,419,972	$ -	$ -	$ 6,419,972

International Stock

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 4,339,667	$ 32,526,494	$ -	$ 36,866,161
Forward Currency Contracts	277,250	-	-	277,250
Total	4,616,917	32,526,494	-	37,143,411
Liabilities
Forward Currency Contracts	151,859	-	-	151,859
Total	$ 151,859	$ -	$ -	$ 151,859

Small Cap Value

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 15,300,018	$ -	$ -	$ 15,300,018
Total	$ 15,300,018	$ -	$ -	$ 15,300,018

Large Cap Growth

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 38,172,460	$ -	$ -	$ 38,172,460
Total	$ 38,172,460	$ -	$ -	$ 38,172,460

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2009

Small Cap Growth

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 16,931,252	$ -	$ -	$ 16,931,252
Total	$ 16,931,252	$ -	$ -	$ 16,931,252

Emerging Markets

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 3,065,562	$ 9,821,327	$ -	$ 12,886,889
Warrants	-	22,344	-	22,344
Total	$ 3,065,562	$ 9,843,671	$ -	$ 12,909,233

b. Foreign Currency Translations – The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

c. Forward Currency Contracts – As foreign securities are purchased, a Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks.  A Fund may also enter into forward currency contracts as an investment strategy consistent with that Fund’s investment objective.  The market value of the contract fluctuates with changes in currency exchange rates.  The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss.  As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from investments and foreign currency in the Statements of Operations.  For the year ended October 31, 2009, International Stock Fund and Emerging Markets Fund had $113,422 of net realized losses and $54,163 of net realized gains, respectively, on forward currency contracts.  At October 31, 2009, net unrealized gains on open forward currency contracts for International Stock Fund and Emerging Markets Fund amounted to $125,391, and $0, respectively.

d. Options – Monthly Distribution Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against this risk.

A Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio.   When a Fund writes an option, there is no taxable event and an amount equal to the premium received is recorded by the Fund as an asset and an equivalent liability.  The liability is thereafter valued to reflect the current value of the option.  If the option is not exercised and expires, or if the Fund effects a closing purchase transaction, the Fund realizes a gain (or loss in the case of a closing purchase transaction where the cost to close the transaction exceeds the original premium received), and the liability related to the option is extinguished.  Any such gain or loss generally is a short-term capital gain or loss for federal income tax purposes.  If a call option that a Fund has written on any equity security is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.  If a put option that the Fund has written on an equity security is exercised, the amount of the premium originally received reduces the cost of the security that the Fund purchases upon exercise of the option.  When a Fund writes a put option, the Fund must deposit cash or liquid securities into a segregated account equal to the put option’s exercise value (number of shares times strike price).  For the year ended October 31, 2009, Monthly Distribution Fund had net realized gains of $3,498,495 resulting from option activity.

e. Short Sales – A "short sale" is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline.  The fund is obligated to replace the security borrowed by purchasing it on the open market at a later date.  If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss.  Conversely, if the price declines, the Fund will realize a gain.

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2009

f. Investment Transactions, Investment Income and Expenses – Investment transactions are recorded on a trade date basis.  Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method.  Dividend income is recorded on the ex-dividend date (“ex-date”) except in the case of certain dividends from foreign securities, which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends.  Interest income is recorded on an accrual basis.  Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.  Expenses of the Trust that are directly identifiable to a specific Fund, are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds.  Each Fund’s income, expenses (other than the class specific distribution fees) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

g. Concentration of Risk – Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States.  These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.  These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

Small capitalization (“small cap”) companies may be more vulnerable than larger capitalization companies to adverse business or economic developments.  Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group.  Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in larger capitalization companies.

The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.  Investments in lower grade debt securities are subject to special risks, including greater price volatility and a greater risk of loss of principal and interest.

The risk in writing a call option is that the Fund may forgo the opportunity of profit if the market value of the underlying security increases and the option is exercised, although any potential loss is reduced by the amount of option premium received.  The risk in writing a put option is that the Fund may be called on to pay the exercise price of the option for a security that has decreased (potentially to zero) in market price, although any potential loss is reduced by the amount of option premium received.  Generally, option transactions also involve risks concerning liquidity of the options market.  An illiquid market for an option may limit the Fund’s ability to write options or enter closing transactions.  As the options written by the Funds are traded on a national exchange, counterparty and credit risk are limited to the failure of the exchange on which the options are traded.

h. Federal Income Taxes – It is each Fund’s policy to continue to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains, if any, to its shareholders and therefore, no provision for federal income tax has been made.  Each Fund is treated as a separate taxpayer for federal income tax purposes.  The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions in the open tax years of 2006 to 2008 and the year ended October 31, 2009 and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the above open tax years.  The Funds identify their major tax jurisdictions as U.S. Federal.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

i. Distributions to Shareholders – It is each Funds’ policy to distribute its respective net investment income and net capital gains, if any, annually except for Corporate/Government Bond, High-Yield Bond, and Monthly Distribution Fund, which will distribute their respective net investment income, if any, monthly.  Distributions of net investment income and net capital gains are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.  Differences in dividends from net investment income per share between the classes are due to service and distribution related expenses.

j. Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2009

3.

INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a. Management Fees – Dunham & Associates Investment Counsel, Inc. (“Dunham & Associates” or the “Adviser”), serves as each Fund’s Investment Adviser.  Pursuant to an Investment Advisory Agreement with the Funds, Dunham & Associates, subject to the supervision of the Board and in conformity with the stated policies of the Funds, manages the operations of the Funds.  The Adviser, subject to the review and approval of the Board, selects Sub-Advisers for each Fund and supervises and monitors the performance of each Sub-Adviser.  As compensation for its services, each Fund pays the Adviser a fixed fee, accrued daily and paid monthly, based on each Fund’s respective average daily net assets.  The Adviser has entered into a Sub-Advisory Agreement with each Sub-Adviser and the Trust, on behalf of each Fund.  Under the Sub-Advisory Agreements, each Fund pays the Sub-Adviser a “Fulcrum Fee”.  A Fulcrum Fee is a performance fee whereby the Sub-Adviser is rewarded when outperforming, or is penalized when under-performing, a Fund’s benchmark index.  The Funds’ Fulcrum Fee arrangements have been in place, with few changes since July 1, 2006.  As a result of the Fulcrum Fee arrangement, the total annual management fee for a Fund will have a range as shown in the table below.

	Management Fee	Adviser’s Portion	Sub-Adviser’s Portion
Corporate/Government Bond Fund	0.70% – 1.00%	0.50%	0.20% - 0.50%
High-Yield Bond Fund	0.80% – 1.40%	0.60%	0.20% - 0.80%
Monthly Distribution Fund	0.65% – 1.65%	0.65%	0.00% - 1.00%
Appreciation & Income Fund	0.90% – 1.60%	0.65%	0.25% - 0.95%
Large Cap Value Fund	0.65% – 1.51%	0.65%	0.00% - 0.86%
Real Estate Stock Fund	0.65% – 1.45%	0.65%	0.00% - 0.80%
International Stock Fund	0.95% – 1.65%	0.65%	0.30% - 1.00%
Small Cap Value Fund	0.65% – 1.75%	0.65%	0.00% - 1.10%
Large Cap Growth Fund	0.75% – 1.55%	0.65%	0.10% - 0.90%**
Small Cap Growth Fund	0.65% – 1.65%	0.65%	0.00% - 1.00%
Emerging Markets Stock Fund	0.65% – 1.65%	0.65%	0.00% - 1.00%

                                                  ** Prior to July 1, 2009, the Sub-Adviser’s Portion for Large Cap Growth Fund was 0.00% - 1.00%.

Each Fund’s Sub-Advisory Fulcrum Fee will be calculated daily using an annual base Sub-Advisory fee of a specified amount of the average daily net assets of the Fund (the “Base Fee”), adjusted by the Fund’s Class N share performance relative to the Fund’s benchmark (the “Performance Fee”).   Depending on a Fund’s net performance versus its benchmark, the Sub-Adviser will receive a fee adjustment in accordance with a formula that equates a percentage of out- or under-performance to a percentage of fee increases or decreases, respectively.  In addition, each Fulcrum Fee employs a “null zone” around the base fee, whereby small differences in performance versus the benchmark will not trigger a fee increase or decrease.  During the first twelve months of the Fulcrum Fee arrangement, the Performance Fee is calculated daily from inception date of the agreement to the calculation date and is applied to the average daily net assets of the Fund during the calculation period.  After the initial twelve months, the Performance Fee is calculated on a daily basis based on comparative performance over a rolling twelve-month period.  All Funds are calculating Performance Fees on a rolling twelve-month basis as of October 31, 2009.

Depending on the particular Sub-Advisory Agreement, the Performance Fee can adjust the Base Fee up or down by as much as 100% of the Base Fee, such that the Sub-Advisory fee can vary anywhere from 0.00% (the “Minimum Fee”) to twice the Base Fee (the  “Maximum Fee”).  However, because each such Sub-Advisory Agreement requires that the sub-adviser only be paid out the monthly Minimum Fee during the first year (in most cases, 0.00%), the Sub-Adviser, in most cases, will receive no compensation until the end of the first year.  At the end of the first year of the agreement, the Sub-Adviser will be paid a lump sum that reflects the accrued Fulcrum Fee over the year, less any Minimum Fees paid out during the first year.  Therefore, in the first year, the Fulcrum Fee methodology has three elements: 1) daily calculation of the Performance Fee and daily accrual of the Fulcrum Fee; 2) monthly payment of the Minimum

Fee only (if any); and 3) a lump sum payment at the end of the initial 12-month period of the accrued Fulcrum Fee less the Minimum Fee.

By virtue of using average daily net assets over a “rolling” 12-month period for purposes of calculating the Performance Fee while using average daily net assets for the most recent month for purposes of calculating the Base Fee, the actual total Fulcrum Fee paid by the Fund to the Sub-Adviser may be higher or lower than the maximum or minimum annual rates described above if the average daily net assets do not remain constant during the rolling 12-month period.  If the Fund is significantly underperforming versus the Index and the Fund’s net assets have declined significantly, the monthly total Fulcrum Fee can be a negative number (although the performance fee rate can never be negative, the performance fee can be negative). In such instances, if the negative Fulcrum Fee is not earned back or offset the following month, the Sub-Adviser must reimburse the Fund the amount of the negative Fulcrum Fee within an agreed upon time.  Likewise, in the case where the Fund has significantly underperformed versus the Index but net assets have increased significantly, the monthly total Fulcrum Fee can be positive although the performance fee rate may be 0.00%.  In such instances, the Fund will pay the Sub-Adviser the monthly Fulcrum Fee.

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2009

The table below lists the current Sub-Advisers along with their fulcrum fee arrangements.

Fund	Sub-Adviser	Benchmark	Base Fee	Null Zone	Minimum Fee	Maximum Fee
Corporate/Government Bond	SCM Advisors LLC	Barclays Aggregate Bond	0.35%	+/- 0.10%	0.20%	0.50%
High-Yield Bond	PENN Capital Management Co., Inc.	Merrill Lynch High-Yield Cash Pay.	0.50%	+/- 0.20%	0.20%	0.80%
Monthly Distribution	Westchester Capital Management, Inc.	Chicago Board Options Exchange S&P 500 Buy/Write Monthly Index	0.50%	+/- 0.15%	0.00%	1.00%
Appreciation & Income	Calamos Advisors, LLC	Merrill Lynch Conv ex. Mandatory	0.60%	+/- 0.20%	0.25%	0.95%
Large Cap Value	C.S. McKee L.P.	Russell 1000 Value	0.43%	+/- 1.50%	0.00%	0.86%
Real Estate Stock	Ten Asset Management, Inc.	DJ Wilshire Real Estate Securities	0.40%	+/- 0.20%	0.00%	0.80%
International Stock	Arrrowstreet Capital L.P.	MSCI All Country World Index ex USA (net)	0.65%	+/- 0.20%	0.30%	1.00%
Small Cap Value	Denver Investment Advisors LLC	Russell 2000 Value	0.55%	+/- 0.25%	0.00%	1.10%
Large Cap Growth	Rigel Capital, LLC	Russell 1000 Growth	0.50%	+/- 0.25%	0.10%**	0.90%**
Small Cap Growth	Pier Capital, LLC	Russell 2000 Growth	0.50%	+/- 0.20%	0.00%	1.00%
Emerging Markets Stock	Van Eck Associates Corp.	MSCI Emerging Markets	0.50%	+/- 0.30%	0.00%	1.00%

                                                         **Prior to July 1, 2009, the Minimum and Maximum Sub-Adviser Fees for Large Cap Growth Fund were 0.00% and 1.00%, respectively.

b. Administration, Fund Accounting and Transfer Agency Fees – Gemini Fund Services, LLC (“GFS” or the “Administrator”) serves as the administrator, fund accountant and transfer agent for the Funds.  For providing administration services, the Administrator receives from each Fund a monthly fee based on the combined average daily net assets at the following annual rates: 0.08% on the first $250 million of average net assets; 0.07% on average net assets between $250 million and $500 million; 0.05% on average net assets over $500 million.  Such fees are subject to a minimum of $400,000 in total for the entire trust.  For providing fund accounting services, the Administrator receives from each Fund a monthly fee based on the combined average daily net assets at the following rates: 0.05% on the first $250 million of average net assets; 0.03% on average net assets between $250 million and $500 million; 0.01% on average net assets over $500 million.  Such fees are subject to a minimum $300,000 in total for the entire trust.  For providing transfer agent services, the Administrator receives from the Trust a minimum annual fee of $200,000. The total expenses incurred by each Fund for such services provided by GFS are disclosed in the Statement of Operations.  For the year ended October 31, 2009, GFS waived $108,941 in service fees.

Pursuant to the terms of a Custody Administration Agreement, the Monthly Distribution Fund pays GFS a monthly fee of $300.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and incidental fees.  For the year ended October 31, 2009, GemCom received $36,376 for providing such services.

An officer of GFS is also an officer of the Trust.

c. Chief Compliance Officer – Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives from the Funds an annual fee of $69,000, payable quarterly, and is reimbursed for out-of-pocket expenses.  The total expenses incurred by each Fund for CCO services are disclosed in the Statement of Operations.

d. Distributor – The distributor of the Funds is Dunham & Associates (the “Distributor”).  The Funds have adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, as amended, for Class A and Class C shares.  The Plan provides for the monthly payment of a distribution fee to the Distributor or other entities at an annualized rate of 0.75% for the equity funds and 0.50% for the fixed-income funds, based on the average daily net assets attributable to Class C shares, and 0.25% of the average daily net assets attributable to Class A shares.  In addition, the Funds have adopted a Shareholder Servicing Plan which provides for the payment of a shareholder service fee at an annualized rate of up to 0.25% of the average daily net assets attributable to the Class C shares.  Class N shares do not pay 12b-1 distribution or shareholder servicing fees

e. Trustees’ Fees – The Funds pay no compensation to its Trustees who are employees of the Adviser or its affiliates.  The Board has approved the following Trustee compensation schedule:  Each Trustee will receive $2,500 for each board meeting attended in-person;  $500 for all telephonic board meetings; $500 for in-person committee meetings and $250 for telephonic committee meetings, unless the committee meeting is on the same day as a board meeting, in which case the Trustee will not be compensated.  The Funds also reimburse each such Trustee for travel and other expenses incurred in attending meetings of the Board.

4.

INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, other than short-term investments, for the year ended October 31, 2009 were as follows:

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2009

Fund	Purchases (excluding U.S. Government Securities)	Sale Proceeds (excluding U.S. Government Securities)	Purchases of U.S. Government Securities	Sale of U.S. Government Securities
Corporate/Government Bond	$119,527,882	$127,262,737	$79,403,366	$86,180,723
High-Yield Bond Monthly Distribution	59,890,313 221,129,877	55,570,876 253,782,326	- -	- -
Appreciation & Income	17,768,024	25,642,454	-	-
Large Cap Value	15,419,948	18,859,230	-	-
Real Estate Stock	15,484,156	16,487,291	-	-
International Stock	56,227,167	64,994,811	-	-
Small Cap Value	6,289,895	10,366,850	-	-
Large Cap Growth	101,497,686	109,211,497	-	-
Small Cap Growth	39,296,697	45,937,831	-	-
Emerging Markets Stock	6,697,123	10,690,489	-	-

Transactions in option contracts written for the Monthly Distribution Fund during the year ended October 31, 2009 were as follows:

	Contracts	Premium
Outstanding at October 31, 2008	6,369	$ 3,670,692
Options written during period	93,697	21,219,502
Options exercised during period	(27,688)	(9,644,458)
Options expired during period	(24,767)	(4,844,716)
Options closed during period	(41,110)	(9,209,890)
Outstanding at October 31, 2009	6,501	$ 1,191,130

5.

AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at October 31, 2009, were as follows:

Fund	Identified Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Corporate/Government Bond	$ 72,593,665	$ 3,500,202	$ (268,199)	$ 3,232,003
High-Yield Bond	57,908,942	4,139,979	(486,867)	3,653,112
Monthly Distribution	25,685,664	2,158,398	(1,361,669)	796,729
Appreciation & Income	25,334,162	2,460,821	(1,418,545)	1,042,276
Large Cap Value	32,189,274	5,159,744	(3,018,504)	2,141,240
Real Estate Stock	5,579,979	1,091,641	(251,648)	839,993
International Stock	34,616,873	4,959,149	(2,709,861)	2,249,288
Small Cap Value	15,836,011	1,663,365	(2,199,358)	(535,993)
Large Cap Growth	34,916,398	3,948,174	(692,112)	3,256,062
Small Cap Growth	14,135,066	3,189,233	(393,047)	2,796,186
Emerging Markets Stock	10,160,340	4,327,593	(1,578,700)	2,748,893

                                                                               **Excludes Unrealized on Foreign Currency Transactions.

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2009

6.

FOREIGN CURRENCY CONTRACTS

At October 31, 2009 International Stock Fund had the following open forward currency contracts:

International Stock Fund:				Unrealized
	Settlement	Local	U.S. Dollar	Appreciation
Foreign Currency	Date	Currency	Market Value	(Depreciation)
To Buy:
Australian Dollar	12/16/09	2,227,245	$ 2,003,559	$ 118,133
British Pound	12/16/09	761,849	1,255,671	14,822
Canadian Dollar	12/16/09	1,177,143	1,092,484	7,551
Danish Krona	12/16/09	1,090,948	216,099	7,857
Euro	11/4/09	87,161	128,609	8
Euro	11/5/09	11,090	16,363	1
Euro	12/16/09	2,110,413	3,113,542	22,583
Hong Kong Dollar	11/4/09	309,886	39,985	1
Hong Kong Dollar	12/16/09	465,012	60,018	2
Japanese Yen	11/6/09	10,732,301	118,554	4
Japanese Yen	12/16/09	170,308,034	1,881,750	34,403
New Zealand Dollar	12/16/09	6,688	4,815	(146)
Norwegian Krona	12/16/09	1,208,304	211,731	807
Singapore Dollar	12/16/09	21,185	15,144	145
South Korean Won	11/3/09	25,052,459	21,186	-
Swedish Krona	12/16/09	8,770,242	1,244,438	(31,157)
Swiss Franc	12/16/09	2,187,740	2,136,687	67,884
				$ 242,898

				Unrealized
	Settlement	Local	U.S. Dollar	Appreciation
Foreign Currency	Date	Currency	Market Value	(Depreciation)
To Sell:
Australian Dollar	12/16/09	11,510	$ 10,354	$ (406)
Australian Dollar	12/16/09	158,675	142,739	445
British Pound	11/3/09	51,975	85,686	(13)
British Pound	11/4/09	7,746	12,770	(2)
British Pound	12/16/09	12,600	20,767	(693)
British Pound	12/16/09	1,494,337	2,462,949	(24,107)
Canadian Dollar	11/3/09	133,507	123,906	(1)
Canadian Dollar	12/16/09	1,174,554	1,090,081	(3,914)
Danish Krona	12/16/09	1,090,684	216,047	(586)
Euro	11/3/09	37,375	55,149	(4)
Euro	12/16/09	650,892	960,276	(4,279)
Hong Kong Dollar	12/16/09	13,631,213	1,759,341	408
Japanese Yen	11/5/09	4,361,668	48,181	(1)
Japanese Yen	12/16/09	168,704,845	1,864,028	(8,851)
New Zealand Dollar	12/16/09	6,830	4,917	(272)
Norwegian Krona	12/16/09	56,610	9,920	(1)
Singapore Dollar	12/16/09	14,807	10,585	(302)
South African Rand	11/2/09	24,105	3,082	91
South African Rand	11/3/09	10,021	1,281	27
Swedish Krona	11/3/09	118,350	16,789	(5)
Swedish Krona	12/16/09	25,533,675	3,623,056	(73,817)
Swiss Franc	11/3/09	26,065	25,449	(1)
Swiss Franc	12/16/09	62,424	60,967	(1,223)
				$ (117,507)

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2009

7.

SHARES OF BENEFICIAL INTEREST

At October 31, 2009, each Fund had an unlimited number of shares authorized with no par value.

Following is a summary of shareholder transactions for each Fund for the year ended October 31, 2009 and year ended October 31, 2008:

Year Ended October 31, 2009:

	Class N Shares				Class A Shares
Fund	Issued	Distributions Reinvested	Redeemed	Net Increase/ (Decrease) in Shares	Issued	Distributions Reinvested	Redeemed	Net Increase/ (Decrease) in Shares
Corporate/Government Bond	1,665,744	185,385	(2,922,425)	(1,071,296)	15,578	467	(15,982)	63
High-Yield Bond	2,225,713	454,862	(2,705,943)	(25,368)	724,430	36,161	(413,600)	346,991
Monthly Distribution	585,022	10,781	(116,819)	478,984	64,989	34,884	(385,046)	(285,173)
Appreciation & Income	422,870	58,847	(2,009,931)	(1,528,214)	348,735	280	(98,452)	250,563
Large Cap Value	1,141,307	43,654	(1,786,318)	(601,357)	959	76	(5,942)	(4,907)
Real Estate Stock	580,660	15,085	(631,076)	(35,331)	108	180	(7,246)	(6,958)
International Stock	608,929	53,510	(1,673,861)	(1,011,422)	3,846	32	(3,626)	252
Small Cap Value	331,782	34,726	(1,000,272)	(633,764)	1,358	49	(2,937)	(1,530)
Large Cap Growth	2,265,048	-	(5,778,358)	(3,513,310)	13,040	-	(5,506)	7,534
Small Cap Growth	327,880	-	(1,033,919)	(706,039)	15,336	-	(4,329)	11,007
Emerging Markets Stock	312,879	20,515	(806,492)	(473,098)	38,909	170	(3,074)	36,005

	Class C Shares
Fund	Issued	Distributions Reinvested	Redeemed	Net Increase/ (Decrease) in Shares
Corporate/Government Bond	210,691	28,145	(335,760)	(96,924)
High-Yield Bond	607,439	47,069	(891,094)	(236,586)
Monthly Distribution	100,059	37,755	(388,345)	(250,531)
Appreciation & Income	54,790	-	(225,610)	(170,820)
Large Cap Value	140,522	-	(199,440)	(58,918)
Real Estate Stock	79,560	815	(120,499)	(40,124)
International Stock	94,741	-	(196,831)	(102,090)
Small Cap Value	58,244	-	(107,851)	(49,607)
Large Cap Growth	412,426	-	(639,333)	(226,907)
Small Cap Growth	60,166	-	(125,820)	(65,654)
Emerging Markets Stock	55,705	3,328	(93,493)	(34,460)

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2009

Year Ended October 31, 2008:

	Class N Shares
Fund	Issued	Distributions Reinvested	Redeemed	Net Increase/ (Decrease) in Shares
Corporate/Government Bond	1,787,812	237,282	(2,371,112)	(346,018)
High-Yield Bond	1,547,780	436,475	(3,380,126)	(1,395,871)
Monthly Distribution**	8,331	23	*	8,354
Appreciation & Income	1,341,928	357,747	(810,505)	889,170
Large Cap Value	940,632	121,103	(702,925)	358,810
Real Estate Stock	235,105	56,202	(295,022)	(3,715)
International Stock	1,451,724	179,681	(854,343)	777,062
Small Cap Value	559,088	72,097	(662,758)	(31,573)
Large Cap Growth	4,217,889	609,413	(2,580,040)	2,247,262
Small Cap Growth	528,926	193,637	(639,447)	83,116
Emerging Markets Stock	574,119	268,882	(495,848)	347,153

                                                **For the ten months ended October 31, 2008.

	Class A Shares
Fund	Issued	Transferred	Distributions Reinvested	Redeemed	Net Increase/ (Decrease) in Shares
Corporate/Government Bond	1	*	589	(1,979)	(1,389)
High-Yield Bond	205,290	*	984	(7,941)	198,333
Monthly Distribution**	61,824	832,974	10,269	(300,981)	604,086
Appreciation & Income	61,106	*	1,988	(54,009)	9,085
Large Cap Value	11,361	*	672	(14,919)	(2,886)
Real Estate Stock	363	*	963	(3,278)	(1,952)
International Stock	3,664	*	711	(10,612)	(6,237)
Small Cap Value	1,333	*	167	(3,040)	(1,540)
Large Cap Growth	1	*	1,102	(44,275)	(43,172)
Small Cap Growth	1	*	1,231	(11,174)	(9,942)
Emerging Markets Stock	2,046	*	3,910	(8,252)	(2,296)

	Class C Shares
Fund	Issued	Transferred	Distributions Reinvested	Redeemed	Net Increase (Decrease) in Shares
Corporate/Government Bond	286,570	*	32,462	(317,579)	1,453
High-Yield Bond	154,564	*	37,502	(253,776)	(61,710)
Monthly Distribution**	96,166	716,068	10,750	(286,821)	536,163
Appreciation & Income	131,050	*	61,190	(194,474)	(2,234)
Large Cap Value	96,596	*	15,543	(146,324)	(34,185)
Real Estate Stock	18,943	*	13,401	(63,856)	(31,512)
International Stock	151,507	*	30,988	(180,007)	2,488
Small Cap Value	40,228	*	12,691	(166,143)	(113,224)
Large Cap Growth	313,819	*	103,830	(583,169)	(165,520)
Small Cap Growth	55,483	*	38,858	(131,568)	(37,227)
Emerging Markets Stock	66,682	*	44,547	(86,430)	24,799

                                             **For the ten months ended October 31, 2008.

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2009

8.

FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.  Reclassifications are made to a Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

As of October 31, 2009, permanent book and tax differences, resulting primarily from differing treatments for foreign currency transactions, dividend reclassifications, reclassifications of gains on contingent convertible debt securities, passive foreign investment companies, net operating losses, limitations on capital loss carryforwards acquired in fund mergers and security paydown gains and losses were identified and reclassified among the components of the Fund’s net assets as follows:

Fund	Paid in Capital	Undistributed Net Investment Income/ (Loss)	Accumulated Net Realized Loss on Investments and Foreign Currency Transactions
Corporate/Government Bond	$ -	$ 76,201	$ (76,201)
High-Yield Bond	-	-	-
Monthly Distribution	(339,201)	338,892	309
Appreciation & Income	-	8,668	(8,668)
Large Cap Value	-	-	-
Real Estate Stock	-	-	-
International Stock	-	31,100	(31,100)
Small Cap Value	(104)	102	2
Large Cap Growth	-	-	-
Small Cap Growth	(372,246)	372,246	-
Emerging Markets Stock	-	(57,195)	57,195

The tax character of distributions paid during the years ended October 31, 2009 and October 31, 2008 were as follows:

	Year Ended October 31, 2009				Year Ended October 31, 2008
Fund	Ordinary Income	Capital Gain	Return of Capital	Total	Ordinary Income	Capital Gain	Return of Capital	Total
Corporate/Government Bond	$ 2,923,655	$ -	$ -	$ 2,923,655	$ 3,547,209	$ 121,394	$ -	$ 3,668,603
High-Yield Bond	4,551,725	-	-	4,551,725	4,597,702	-	-	4,597,702
Monthly Distribution*	2,043,917	-	1,657,483	3,701,400	254,987	-	1,402,141	1,657,128
Appreciation & Income	333,130	-	-	333,130	1,073,205	1,493,566	1,253,236	3,820,007
Large Cap Value	322,290	-	-	322,290	696,593	995,575	-	1,692,168
Real Estate Stock	116,640	-	-	116,640	274,494	641,009	-	915,503
International Stock	418,699	-	-	418,699	1,686,531	1,257,061	-	2,943,592
Small Cap Value	229,518	-	-	229,518	786,021	142,945	-	928,966
Large Cap Growth	-	-	-	-	2,972,701	753,202	-	3,725,903
Small Cap Growth	-	-	-	-	1,962,969	1,477,498	-	3,440,467
Emerging Markets Stock	-	158,183	-	158,183	1,270,395	4,390,383	-	5,660,778

                                                * For the ten months ended October 31, 2008.

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2009

As of October 31, 2009, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Accumulated Long-Term Gains	Capital Loss Carry Forwards	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Deficits)
Corporate/Government Bond	$ 387,394	$ -	$ -	$ 3,232,003	$ 3,619,397
High-Yield Bond	23,113	-	(13,521,930)	3,653,112	(9,845,705)
Monthly Distribution	-	-	(30,215,597)	796,729	(29,418,868)
Appreciation & Income	242,365	-	(5,827,349)	1,042,276	(4,542,708)
Large Cap Value	148,598	-	(10,859,437)	2,141,240	(8,569,599)
Real Estate Stock	61,536	-	(4,016,945)	839,993	(3,115,416)
International Stock	651,438	-	(14,673,153)	2,249,275	(11,772,440)
Small Cap Value	108,369	-	(8,154,963)	(535,993)	(8,582,587)
Large Cap Growth	33,392	-	(26,472,572)	3,256,062	(23,183,118)
Small Cap Growth	-	-	(7,356,689)	2,796,186	(4,560,503)
Emerging Markets Stock	277,140	-	(5,090,908)	2,747,933	(2,065,835)

At October 31, 2009, the following Funds had capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration date:

	Expiring October 31,
Fund	2013	2014	2015	2016	2017	Total
Corporate/Government Bond	$ -	$ -	$ -	$ -	$ -	$ -
High-Yield Bond	5,832	209,429	765,490	6,660,717	5,880,462	13,521,930
Monthly Distribution*	-	-	23,602,558	-	6,613,039	30,215,597
Appreciation & Income	-	-	-	2,386,757	3,440,592	5,827,349
Large Cap Value	-	-	-	4,893,080	5,966,357	10,859,437
Real Estate Stock	-	-	-	1,934,394	2,082,551	4,016,945
International Stock	-	-	-	5,689,999	8,983,154	14,673,153
Small Cap Value	-	-	-	1,417,439	6,737,524	8,154,963
Large Cap Growth	-	-	-	11,971,790	14,500,782	26,472,572
Small Cap Growth	-	-	-	3,029,858	4,326,831	7,356,689
Emerging Markets Stock	-	-	-	-	5,090,908	5,090,908

*For the Monthly Distribution Fund, $8,245,812, $7,301,706 and $4,683,246 of capital loss carryover related to the acquisition of the Kelmoore Strategy Fund, Kelmoore Strategy Eagle Fund and Kelmoore Strategy Liberty Fund, respectively, is remaining to be recognized over the next six years.  These amounts are subject to annual limitations of $1,374,302, $1,216,951 and $780,541 for the Kelmoore Strategy Fund, Kelmoore Strategy Eagle Fund and Kelmoore Strategy Liberty Fund respectively, under tax rules.

9.

FUND ACQUISITIONS

As of the close of business on September 26, 2008, the Kelmoore Strategy Liberty Fund became the Dunham Monthly Distribution Fund and acquired all the net assets of the Kelmoore Strategy Fund and Kelmoore Strategy Eagle Fund pursuant to a plan of reorganization approved by the shareholders of the Kelmoore Strategy Fund and the Kelmoore Strategy Eagle Fund on September 19, 2008 and by the shareholders of the Kelmoore Strategy Liberty Fund on September 22, 2008.  For tax purposes, the Dunham Monthly Distribution Fund will be treated as a new entity commencing operations on September 29, 2008.  The details of this re-organization are shown below:

UAt the Close of Business on September 26, 2008

	Kelmoore Strategy Fund- Class C	Kelmoore Strategy Eagle Fund- Class C	Kelmoore Strategy Liberty Fund- Class C	Monthly Distribution Fund- Class C Merged Assets
Net Assets	$ 13,994,329	$ 10,516,864	$ 7,539,504	$ 32,050,697
Unrealized Appreciation (Depreciation) Accumulated Net Realized Loss on Investments	$ (30,047) $(77,534,293)	$ (221,556) $(16,330,764)	$ (125,977) $ (4,442,282)	$ (377,580) $(98,307,339)
Shares Outstanding	742,854	1,825,181	221,981	938,048
Net Asset Value Per Share	$ 18.84	$ 5.76	$ 33.96	$ 33.96

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2009

	Kelmoore Strategy Fund- Class A	Kelmoore Strategy Eagle Fund- Class A	Kelmoore Strategy Liberty Fund- Class A	Monthly Distribution Fund- Class A Merged Assets
Net Assets	$ 15,446,535	$ 15,533,236	$ 9,057,811	$ 40,037,582
Unrealized Appreciation (Depreciation) Accumulated Net Realized Loss on Investments	$ (33,165) $(85,580,107)	$ (327,235) $(24,120,271)	$ (151,347) $ (5,336,870)	$ (511,747) $(115,037,248)
Shares Outstanding	727,597	2,371,615	245,460	1,078,434
Net Asset Value Per Share	$ 21.23	$ 6.55	$ 36.90	$ 36.90

10.

SUBSEQUENT EVENTS

On September 22, 2009 the Dunham Funds, on behalf of the Monthly Distribution Fund, approved a change to the Fund’s performance fee comparative index.  Effective November 1, 2009, the Fund’s sub-adviser will be compensated based on the Fund’s performance compared to the Index IQ Hedge Market Neutral Beta Index.

On September 22, 2009 the Dunham Funds, on behalf of the Emerging Markets Stock Fund, approved a change to the Fund’s Sub-Adviser.  Effective November 1, 2009, Marvin & Palmer Associates, Inc. replaced Van Eck Associates Corporation as sub-adviser to the Emerging Markets Stock Fund.

Pier Capital, LLC is the sub-adviser to the Dunham Small Cap Growth Fund.  At a meeting held on December 8, 2009, the Board of Trustees (the "Board") of Dunham Funds learned that a significant amount of the membership interests in Pier Capital, LLC had changed ownership effective December 31, 2008.  This change in ownership may have resulted in a change in control of Pier Capital, LLC, and the automatic termination of the sub-advisory agreement with Pier Capital, LLC.  Therefore, the Board approved a sub-advisory agreement with Pier Capital, LLC the terms of which are identical in all material respects to the prior sub-advisory agreement.

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  In addition, the Fund is required to disclose the date through which subsequent events have been evaluated.   Management has evaluated subsequent events through the issuance of these financial statements on January 4, 2010 and has noted no such events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of the Dunham Funds

and the Shareholders of Dunham Corporate/Government Bond Fund,

Dunham High-Yield Bond Fund, Dunham Monthly Distribution Fund,

Dunham Appreciation & Income Fund, Dunham Large Cap Value Fund,

Dunham Real Estate Stock Fund, Dunham International Stock Fund,

Dunham Small Cap Value Fund, Dunham Large Cap Growth Fund,

Dunham Small Cap Growth Fund and Dunham Emerging Markets Stock Fund

We have audited the accompanying statements of assets and liabilities of Dunham Corporate/Government Bond Fund, Dunham High-Yield Bond Fund, Dunham Monthly Distribution Fund, Dunham Appreciation & Income Fund, Dunham Large Cap Value Fund, Dunham Real Estate Stock Fund, Dunham International Stock Fund, Dunham Small Cap Value Fund, Dunham Large Cap Growth Fund, Dunham Small Cap Growth Fund and Dunham Emerging Markets Stock Fund (collectively, the “Funds”), each a series of shares of beneficial interest of the Dunham Funds, including the schedules of investments, as of October 31, 2009, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended and for the period December 10, 2004 (commencement of operations, except for Dunham High-Yield Bond which commenced operations on July 1, 2005) through October 31, 2005.  These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. In the case of the Dunham Monthly Distribution Fund, the statement of changes in net assets for the year ended December 31, 2007 and the financial highlights for each of the years or periods in the three-year period ended December 31, 2007 were audited by other auditors whose report dated February 25, 2008, expressed an unqualified opinion on such financial statement and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2009 by correspondence with the custodian and brokers and by other appropriate auditing procedures where responses from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended and for the period December 10, 2004 (commencement of operations, except for Dunham High-Yield Bond which commenced operations on July 1, 2005) through October 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

January 4, 2010

TRUSTEES & OFFICERS (Unaudited)

Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years, are shown below. Each Trustee who is considered an “interested person” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) is indicated by an asterisk next to his name.  Unless otherwise noted, the address of each Trustee and Officer is 10251 Vista Sorrento Parkway, Suite 200 San Diego, CA 92121

Name, Age and Address	Position(s) Held with Trust	Term of Office and Length of Time Served ^	Principal Occupation(s) During the Past 5 Years and Current Directorships	Number of Funds in the Trust Overseen by Trustee	Other Directorships
Non-Interested Trustees
Timothy M. Considine 1501 Fifth Ave., Ste. 400, San Diego, CA 92101 Age: 69	Trustee	Since January 2008	Accountant, Considine & Considine (certified public accountant), 1960- present.	11	HomeFed Corp., 1992-present
Henry R. Goldstein 3403 S. Race St. Englewood, CO 80113 Age: 79	Trustee	Since January 2008	Independent Contractor, RBC Daniels (financial services company for telecom industry), 2007-present; Managing Director, Daniels & Associates (financial services company for telecom industry), 1998- 2006.	11	None
Paul A. Rosinack c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite #2, Omaha, NE 68137 Age: 63	Trustee	Since January 2008	President/ Chief Executive Officer / Director, Qualigen, Inc., (manufacturer of medical products and equipment) 2003- present; President/ CEO/ Director, Synbiotics Corp. (veterinary diagnostic products), 1996-2002.	11	None
Interested Trustees and Officers
Jeffrey A. Dunham 10251 Vista Sorrento Parkway, Ste. 200, San Diego, CA 92121 Age: 48	Trustee, Chairman of Board, President & Principal Executive Officer	1 Year / Since January 2008	Chief Executive Officer, Dunham & Associates Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds), 1985-present; Chief Executive Officer, Dunham & Associates Holdings, Inc. (holding company), 1999-present; Chief Executive Officer, Dunham & Associates Securities, Inc. (general partner for various limited partnerships), 1986-present; Chief Executive Officer, Asset Managers, Inc. (general partner for various limited partnerships), 1985-present; Chairman and Chief Executive Officer, Dunham Trust Company, 1999-present.	11	None
Denise S. Iverson 10251 Vista Sorrento Parkway, Ste. 200, San Diego, CA 92121 Age: 50	Treasurer & Principal Financial Officer	1 Year / Since January 2008

Chief Financial Officer, Dunham & Associates Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds), 1999-present; Chief Financial Officer, Dunham & Associates Holdings, Inc. (holding company), 1999-present; Chief Financial Officer, Dunham & Associates Securities, Inc. (general partner for various limited partnerships), 1999-present; Chief Financial Officer, Asset Managers, Inc. (general partner for various limited partnerships), 1999-present; Chief Financial Officer and Director, Dunham Trust Company, 1999-present.

				N/A	N/A
Hilarey M. Findeisen 10251 Vista Sorrento Parkway, Ste. 200, San Diego, CA 92121 Age: 39	Secretary	1 Year / Since January 2008	Director of Operations, Dunham & Associates Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds), 1994- to present.	N/A	N/A
Michael J. Wagner 450 Wireless Blvd. Hauppauge, NY 11788 Age: 59	Chief Compliance Officer	1 Year/ Since January 2008

President, Northern Lights Compliance Services, LLC, 2006-present;  Compliance Services Officer, Northstar Financial Services, LLC, 2006-January 2008; Chief Operating Officer , Northern Lights  Compliance Services, LLC, 2004–2006; President and Manager, Gemini Fund Services, LLC, 2004-2006; Director of Constellation Trust Company, 2004-2009

				N/A	N/A
Tamara Beth Wendoll 10251 Vista Sorrento Parkway, Ste. 200, San Diego, CA 92121 Age: 38	Assistant Secretary	Since December 2008

Chief Operating Officer, Dunham & Associates Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds), 2008- present; Senior Executive Vice President, Marketing and Operations, Kelmoore Investment Co., Inc., 1998-2008

				N/A	N/A
James Colantino 450 Wireless Blvd. Hauppauge, NY 11788 Age: 40	Assistant Treasurer	1 Year / Since January 2008	Vice President, 2004- present; Senior Fund Administrator, 1999-2004, Gemini Fund Services, LLC.	N/A	N/A
James Kearny 10251 Vista Sorrento Parkway, Ste. 200, San Diego, CA 92121 Age: 51	Assistant Chief Compliance Officer	1 Year / Since January 2008

Chief Compliance Officer, Dunham  & Associates Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds), 2006-present; Head of Advisory Compliance, ING/FNIC (broker-dealer, registered investment adviser), 2005-2006; Director of Compliance, TBG Financial (broker-dealer, non-qualified corporate-owned life insurance), 2003-2004;  Chief Operating Officer and Chief Compliance Officer, Canterbury Capital (broker-dealer, registered investment adviser), 1998-2003.

				N/A	N/A

^ Each Trustee will serve an indefinite term until his successor, if any, is duly elected and qualified.  Officers of the Trust are elected annually.

The Trust’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-3DUNHAM (338-6426).

ADDITIONAL INFORMATION (Unaudited)

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVAL OF SUB-ADVISORY AGREEMENT

At a regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) held on September 22, 2009, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the approval of a sub-advisory agreement (the “Sub-Advisory Agreement”) among the Adviser, the Trust and the Sub-Adviser (for purposes of this section, the “Sub-Adviser”), the sub-adviser for Dunham Emerging Markets Stock Fund (for the purposes of this section, the “Fund”).

The Board deliberations included a consideration of the following:

Nature, Extent and Quality of Services. As to the nature, quality and extent of the service to be provided by the Sub-Adviser pursuant to the Sub-Advisory Agreement, the Board noted the experience of the portfolio management and research personnel of the Sub-Adviser, including their experience in the investment field, education and industry credentials.  The Board then reviewed the capitalization of the Sub-Adviser based on financial statements provided by the Sub-Adviser in the Board materials.  The Board also reviewed the presentation materials prepared by the Sub-Adviser detailing its investment process.  The Board also discussed the Sub-Adviser’s compliance structure and broker selection process and determined that the Sub-Adviser had adequate experience and expertise to manage the Fund in a manner desirable to the Board.

Fees and Expenses. As to the cost of the services to be provided and the profits to be realized by the Sub-Adviser, the Board considered the base fee to be paid to the Sub-Adviser when the performance of the Fund was equal to that of the benchmark index.  The Trustees also discussed at length the operation of the performance fee and the impact on fees and expenses based on various performance results.  The Trustees compared the advisory and sub-advisory fees charged by the Sub-Adviser to other accounts with investment objectives and strategies similar to that of the Fund and noted that the Fund’s sub-advisory fee was within the range of those comparable fees.  The Board also compared Fund’s expected total expense ratio under the Sub-Advisory Agreement with those of a peer group of diversified emerging market funds and concluded that the base fee was reasonable.  The Board then considered the fee adjustments to be made to the Fund’s base fee based on performance. The Trustees agreed that the 12-month period over which performance would be computed was sufficiently long to provide a reasonable basis for indicating the Sub-Adviser’s performance.  The Trustees further agreed that the method by which the performance fee would be calculated under the Sub-Advisory Agreement would ensure that any significant fee adjustments were attributable to the Sub-Adviser’s skill, or lack thereof, rather than to random fluctuations.  It was the consensus of the Board that the maximum performance adjustment under the Agreement would only be made for performance differences that could reasonably be considered meaningful and significant taking into account the Fund’s size, volatility, diversification and variability of performance differences. After consideration, the Board was satisfied that the relationship of the fee adjustments to the base fee was not disproportionately large and that the Fund’s sub-advisory fee was acceptable in light of the quality of services the Fund expected to receive from the Sub-Adviser and the level of fees paid by other accounts managed by the Sub-Adviser.

Profitability. As to profitability, the Trustees discussed the total fees expected to be paid to the Sub-Adviser based on the Fund’s current assets, and noted that the Sub-Adviser will receive no other compensation from the Fund or the Adviser (including no soft dollar credits) except the sub-advisory fees earned pursuant to the Sub-Advisory Agreement.  They agreed that profitability did not appear to be excessive.

Economies of Scale.   As to economics of scale, the Trustees noted that the Sub-Advisory Agreement did not contain breakpoints that reduce the fee rate on assets above specified levels.  The Trustees agreed that breakpoints may be an appropriate way for the Sub-Adviser to share its economics of scale with the Fund and its shareholders if the Fund experiences a substantial growth in assets; however, the Trustees recognized that the Fund had not yet reached an asset level where the Sub-Adviser could realize significant economies of scale.  Consequently, the Trustees concluded that the absence of breakpoints was acceptable under the circumstances.

Performance. As to the performance of the Sub-Adviser, the Trustees reviewed and discussed the prior performance of a fund for which the Sub-Adviser serves as investment adviser. While the other fund is not directly comparable, the Board noted that it provided an example of satisfactory performance using similar investment strategies although the investment objective is dissimilar  The Board concluded that the Sub-Adviser had provided an acceptable level of investment return to the shareholders of the referenced Fund.  The Board concluded that the Sub-Adviser, was expected to obtain an acceptable level of investment return to shareholders.

Conclusion. During the Board’s deliberations, it was noted that the Board did not identify any single piece of information that was all-important or controlling with respect to the Sub-Advisory Agreement. As a result of their deliberations, the Board, including all of the Independent Trustees, unanimously concluded that the terms of the Sub-Advisory Agreement were fair and reasonable and voted to approve the Agreement.

YOUR FUND’S EXPENSES (Unaudited)

Example

Shareholders of mutual funds will pay ongoing expenses, such as advisory fees, distribution and service fees (12b-1), and other fund expenses.  The following examples are intended to help you understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions which may be assessed by mutual funds.  This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The columns under the heading entitled “Actual” help you estimate the actual expenses you paid over the period.  The “Actual-Ending Account Value” shown is derived from the Fund’s actual return, and the “Actual- Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund.  To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Actual-Expenses Paid During Period”.

Hypothetical Examples for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account value and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the last column of the table (Hypothetical- Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypothetical (5% return before expenses)
	Fund’s Annualized Expense Ratio	Beginning Account Value 5/1/09*	Ending Account Value 10/31/09	Expenses Paid During Period**	Ending Account Value 10/31/09	Expenses Paid During Period**
Class N:
Corporate/Government Bond Fund	1.32%	$1,000.00	$1,083.50	$ 6.95	$1,018.53	$ 6.73
High-Yield Bond Fund	1.25%	$1,000.00	$1,175.40	$ 6.87	$1,018.89	$ 6.38
Monthly Distribution Fund	2.39%	$1,000.00	$1,037.90	$12.29	$1,013.15	$12.14
Appreciation & Income Fund	1.71%	$1,000.00	$1,216.50	$ 9.54	$1,016.59	$ 8.68
Large Cap Value Fund	1.63%	$1,000.00	$1,188.50	$ 9.00	$1,016.98	$ 8.30
Real Estate Stock Fund	2.68%	$1,000.00	$1,291.10	$15.47	$1,011.70	$13.58
International Stock Fund	2.53%	$1,000.00	$1,338.10	$14.92	$1,012.45	$12.84
Small Cap Value Fund	1.56%	$1,000.00	$1,179.80	$ 8.56	$1,017.35	$ 7.92
Large Cap Growth Fund	1.10%	$1,000.00	$1,126.40	$ 5.88	$1,019.68	$ 5.58
Small Cap Growth	2.42%	$1,000.00	$1,169.90	$13.25	$1,013.00	$12.29
Emerging Markets Fund	2.47%	$1,000.00	$1,543.20	$15.80	$1,012.78	$12.51
Class A:
Corporate/Government Bond Fund	1.58%	$1,000.00	$1,082.80	$ 8.30	$1,017.23	$ 8.04
High-Yield Bond Fund	1.50%	$1,000.00	$1,173.30	$ 8.22	$1,017.64	$ 7.63
Monthly Distribution Fund	2.64%	$1,000.00	$1,036.50	$13.56	$1,011.89	$13.40
Appreciation & Income Fund	1.96%	$1,000.00	$1,214.90	$10.94	$1,015.32	$ 9.96
Large Cap Value Fund	1.88%	$1,000.00	$1,188.80	$10.39	$1,015.71	$ 9.57
Real Estate Stock Fund	2.93%	$1,000.00	$1,289.30	$16.93	$1,010.42	$14.87
International Stock Fund	2.78%	$1,000.00	$1,336.10	$16.38	$1,011.18	$14.10
Small Cap Value Fund	1.81%	$1,000.00	$1,180.30	$ 9.92	$1,016.10	$ 9.18
Large Cap Growth Fund	1.34%	$1,000.00	$1,123.60	$ 7.18	$1,018.44	$ 6.83
Small Cap Growth Fund	2.67%	$1,000.00	$1,169.70	$14.59	$1,011.76	$13.53
Emerging Markets Fund	2.71%	$1,000.00	$1,540.60	$17.38	$1,011.52	$13.76

YOUR FUND’S EXPENSES (Unaudited) (Continued)

			Actual		Hypothetical (5% return before expenses)
	Fund’s Annualized Expense Ratio	Beginning Account Value 5/1/09*	Ending Account Value 10/31/09	Expenses Paid During Period**	Ending Account Value 10/31/09	Expenses Paid During Period**
Class C:
Corporate/Government Bond Fund	2.08%	$1,000.00	$1,079.80	$10.89	$1,014.73	$10.55
High-Yield Bond Fund	2.00%	$1,000.00	$1,171.60	$10.96	$1,015.12	$10.17
Monthly Distribution Fund	3.39%	$1,000.00	$1,032.30	$17.35	$1,008.13	$17.15
Appreciation & Income Fund	2.71%	$1,000.00	$1,211.10	$15.09	$1,011.56	$13.73
Large Cap Value Fund	2.63%	$1,000.00	$1,183.10	$14.45	$1,011.97	$13.32
Real Estate Stock Fund	3.68%	$1,000.00	$1,285.30	$21.22	$1,006.64	$18.63
International Stock Fund	3.53%	$1,000.00	$1,330.90	$20.75	$1,007.40	$17.87
Small Cap Value Fund	2.56%	$1,000.00	$1,175.10	$14.04	$1,012.30	$12.99
Large Cap Growth Fund	2.10%	$1,000.00	$1,117.00	$11.18	$1,014.64	$10.64
Small Cap Growth Fund	3.42%	$1,000.00	$1,163.90	$18.64	$1,007.97	$17.30
Emerging Markets Fund	3.47%	$1,000.00	$1,536.50	$22.17	$1,007.73	$17.55

**Expenses Paid During Period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days and divided by 365 (to reflect the number of days in the six month period ending October 31, 2009).

NOTICE OF PRIVACY POLICY & PRACTICES

PRIVACY POLICY

Privacy Statement

The Funds recognize and respect the privacy of each of their investors and their expectations for confidentiality.  The protection of investor information is of fundamental importance in our operation and we take seriously our responsibility to protect personal information.

We collect, retain and use information that assists us in providing the best service possible.  This information comes from the following sources:

•

Account applications and other required forms,

•

Written, oral electronic or telephonic communications, and

•

Transaction history from your account.

We only disclose personal nonpublic information to third parties as necessary and as permitted by law.

We restrict access to personal nonpublic information to employees, affiliates and service providers involved in servicing your account.  We require that these entities limit the use of the information provided to the purposes for which it was disclosed and as permitted by law.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of our customers.

This Privacy Statement does not constitute part of the Annual Report.

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling (888)-3DUNHAM (338-6426) or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (800)-SEC-0330.  The information on Form N-Q is available without charge, upon request, by calling (888)-3DUNHAM (338-6426).

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The Board has determined, based on questionnaires completed by the Audit Committee members, that Timothy M. Considine is an audit committee financial expert.  Mr. Considine is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2009

$ 126,500

FY 2008

$ 121,000

(b)

Audit-Related Fees

FY 2009

$        0

FY 2008

$        0

Nature of the fees:

(c)

Tax Fees

FY 2009

$ 22,000

FY 2008

$ 22,000

Nature of the fees:

Preparation of federal and state tax returns and review of annual dividend calculations.

(d)

All Other Fees

Registrant

Adviser

FY 2009

$         0

$         0

FY 2008

$         0

$         0

Nature of the fees:

(e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee is also required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant to the extent that the services are determined to have a direct impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the audit committee.

(2)

Percentages of 2009 Services Approved by the Audit Committee

Registrant

Adviser

Audit-Related Fees:

     0%

     0%

Tax Fees:

     0%

     0%

All Other Fees:

     0%

     0%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Adviser

FY 2009

$22,000

              $ None

FY 2008

$22,000

              $ None

(h)

Not applicable.  All non-audit services to the registrant were pre-approved by the Audit Committee for FY 2009

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR,  the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith..

(a)(3)

Not applicable.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dunham Funds

By (Signature and Title)

/s/Jeffrey Dunham

       Jeffrey Dunham, President

Date

1/7/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

 /s/Jeffrey Dunham

        Jeffrey Dunham, President

Date

1/7/10

By (Signature and Title)

/s/Denise Iverson

       Denise Iverson, Treasurer

Date

1/7/10